JOHN HANCOCK MANAGED
TAX-EXEMPT FUND

CLASS A AND CLASS B SHARES
PROSPECTUS
MARCH 1, 1996

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TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Expense Information...................................................................    2
The Fund's Financial Highlights.......................................................    3
Investment Objective and Policies.....................................................    5
Organization and Management of the Fund...............................................    9
Alternative Purchase Arrangements.....................................................    9
The Fund's Expenses...................................................................   11
Dividends and Taxes...................................................................   12
Performance...........................................................................   13
How to Buy Shares.....................................................................   14
Share Price...........................................................................   15
How to Redeem Shares..................................................................   21
Additional Services and Programs......................................................   23

  This Prospectus sets forth information about John Hancock Managed Tax-Exempt Fund (the "Fund"), a diversified series of Freedom Investment Trust (the "Trust"), that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Statement of Additional Information, dated March 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

  The purpose of the following information is to help you understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended October 31, 1995 adjusted to reflect certain current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                                                                                               CLASS A   CLASS B
                                                                                                               SHARES    SHARES
                                                                                                               -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price)................................    4.50%     None
Maximum sales charge imposed on reinvested dividends.........................................................    None      None
Maximum deferred sales charge................................................................................    None*     5.00%
Redemption fee+..............................................................................................    None      None
Exchange fee.................................................................................................    None      None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management fee (net of waiver by Adviser)(a).................................................................    0.55%     0.55%
12b-1 fee**..................................................................................................    0.30%     1.00%
Other expenses...............................................................................................    0.16%     0.16%
                                                                                                               -------   -------
Total Fund operating expenses................................................................................    1.01%     1.71%

---------------
* No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price, " in the event of certain redemption transactions within one year of purchase.

** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average daily net assets, and the remaining portion will be used to cover distribution expenses. See "The Fund's Expenses".

(a) Reflects a voluntary waiver by the Adviser of a portion of its management fee which would normally be 0.60% of average daily net assets. In the absence of a waiver by the Adviser, the total expenses would have been 1.06% and 1.76% of the Fund's average daily net assets for Class A and Class B shares, respectively.

+   Redemption by wire fee (currently $4.00) not included.

                                          EXAMPLE                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
You would pay the following expenses for the indicated period of years on a hypothetical
  $1,000 investment
assuming a 5% annual return:
  Class A shares...........................................................................  $ 55      $76      $  98      $163
  Class B shares
  --Assuming complete redemption at end of period..........................................  $ 67      $84      $ 113      $183
  --Assuming no redemption.................................................................  $ 17      $54      $  93      $183

(The example should not be considered as a representation of past or future expenses or future investment returns. Actual expenses may be greater or less than shown.)

The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under National Association of Securities Dealers Rules of Fair Practice.

The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS

  The following table of Financial Highlights has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services"), at the address or telephone number listed on the front page of this Prospectus.

  Selected data for each class of shares outstanding throughout each year indicated is as follows:

                                      YEAR ENDED OCTOBER 31,
                           --------------------------------------------
                             1995        1994        1993      1992(a)
                           --------    --------    --------    --------
CLASS A
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value, Beginning
  of Period............... $  10.79    $  12.13    $  11.12    $  11.25
                           --------    --------    --------    --------
Net Investment Income.....     0.63        0.64        0.70        0.55
Net Realized and
  Unrealized Gain (Loss)
  on Investments and
  Financial Futures
  Contracts...............     0.77       (1.25)       1.05       (0.11)
                           --------    --------    --------    --------
        Total from
          Investment
          Operations......     1.40       (0.61)       1.75        0.44
                           --------    --------    --------    --------
Less Distributions:
  Dividends from Net
    Investment Income.....    (0.63)      (0.64)      (0.70)      (0.53)
  Distributions from Net
    Realized Gain on
    Investments Sold and
    Financial Futures
    Contracts.............                (0.09)      (0.04)      (0.04)
                           --------    --------    --------    --------
        Total
          Distributions...    (0.63)      (0.73)      (0.74)      (0.57)
                           --------    --------    --------    --------
Net Asset Value, End of
  Period.................. $  11.56    $  10.79    $  12.13    $  11.12
                           ========    ========    ========    ========
Total Investment Return at
  Net Asset Value(c)......    13.30%      (5.22)%     16.10%       4.74%*
Total Adjusted Investment
  Return at Net Asset
  Value(b)(d).............    13.28%      (5.29)%     15.77%       4.51%*
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's omitted)......... $ 42,384    $ 20,968    $ 14,244    $  9,589
Ratio of Expenses to
  Average Net Assets**....     1.06%       0.95%       0.70%       0.78%*
Ratio of Adjusted Expenses
  to Average Net
  Assets(b)...............     1.11%       1.02%       1.03%       1.01%*
Ratio of Net Investment
  Income to Average Net
  Assets**................     5.53%       5.52%       5.98%       6.24%*
Ratio of Adjusted Net
  Investment Income to
  Average Net Assets(b)...     5.48%       5.42%       5.65%       6.01%*
Portfolio Turnover Rate...      104%         59%         23%         23%
**Expense Reimbursement
  Per Share............... $   0.01    $   0.01    $   0.04    $   0.02

                                                                   YEAR ENDED OCTOBER 31,
                           ------------------------------------------------------------------------------------------------------
                             1995        1994        1993        1992        1991        1990        1989       1988      1987(e)
                           --------    --------    --------    --------    --------    --------    --------    -------    -------
CLASS B
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value, Beginning
  of Period............... $  10.79    $  12.13    $  11.12    $  11.12    $  10.61    $  10.78    $  10.73    $  9.69    $10.00
                           --------    --------    --------    --------    --------    --------    --------    -------    ------
Net Investment Income.....     0.55        0.56        0.64        0.66        0.68        0.73        0.74       0.74      0.27
Net Realized and
  Unrealized Gain (Loss)
  on Investments and
  Financial Futures
  Contracts...............    (0.78)      (1.25)       1.05        0.04        0.61       (0.14)       0.12       1.04     (0.31)
                           --------    --------    --------    --------    --------    --------    --------    -------    ------
        Total from
          Investment
          Operations......     1.33       (0.69)       1.69        0.70        1.29        0.59        0.86       1.78     (0.04)
                           --------    --------    --------    --------    --------    --------    --------    -------    ------
Less Distributions:
  Dividends from Net
    Investment Income.....    (0.55)      (0.56)      (0.64)      (0.64)      (0.72)      (0.72)      (0.74)     (0.74)    (0.27)
  Distributions from Net
    Realized Gain on
    Investments Sold and
    Financial Futures
    Contracts.............       --       (0.09)      (0.04)      (0.06)      (0.06)      (0.04)      (0.07)      0.00      0.00
                           --------    --------    --------    --------    --------    --------    --------    -------    ------
        Total
          Distributions...    (0.55)      (0.65)      (0.68)      (0.70)      (0.78)      (0.76)      (0.81)     (0.74)    (0.27)
                           --------    --------    --------    --------    --------    --------    --------    -------    ------
Net Asset Value, End of
  Period.................. $  11.57    $  10.79    $  12.13    $  11.12    $  11.12    $  10.61    $  10.78    $ 10.73    $ 9.69
                           ========    ========    ========    ========    ========    ========    ========    =======    ======
Total Investment Return at
  Net Asset Value(c)......    12.63%      (5.85)%     15.51%       6.39%      12.55%       5.66%       8.25%     18.98%    (1.31)%*
Total Adjusted Investment
  Return at Net Asset
  Value(b)(d).............    12.61%      (5.92)%     15.18%       6.20%      12.24%       5.10%       7.66%     18.00%    (2.49)%
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's omitted)......... $178,002    $217,066    $256,342    $226,943    $199,955    $140,803    $106,107    $46,329    $8,220
Ratio of Expenses to
  Average Net Assets**....     1.73%       1.62%       1.23%       1.35%       1.19%       0.95%       0.93%      0.74%     1.40%*
Ratio of Adjusted Expenses
  to Average Net
  Assets(b)...............     1.78%       1.69%       1.56%       1.54%       1.50%       1.51%       1.52%      1.72%     2.58%*
Ratio of Net Investment
  Income to Average Net
  Assets**................     4.92%       4.84%       5.49%       5.74%       6.19%       6.74%       6.81%      6.90%     6.11%*
Ratio of Adjusted Net
  Investment Income to
  Average Net Assets(b)...     4.87%       4.77%       5.16%       5.55%       5.88%       6.18%       6.22%      5.92%     4.93%*
Portfolio Turnover Rate...      104%         59%         23%         23%         30%         54%         94%       186%      174%
**Expense Reimbursement
  Per Share............... $   0.01    $   0.01    $   0.04    $   0.02    $   0.04    $   0.06    $   0.06    $  0.10    $ 0.05*

---------------
 *  On an annualized basis.

(a) Class A shares commenced operations on January 3, 1992.

(b) On an unreimbursed basis.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) An estimated total return calculation which takes into consideration fees and expenses waived or borne by The Adviser during the period.

(e) From commencement of operations April 22, 1987.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital, by investing primarily in municipal securities. There are market risks in any investment and therefore there can be no assurance that the Fund will achieve its investment objectives.

The Fund will invest at least 80% of its total assets in municipal securities with varying maturities, the interest from which is, in the opinion of bond counsel for the issuer, exempt from Federal income tax. Municipal securities are issued to obtain funds for various public purposes. The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or a specific revenue source, and generally are not payable from the unlimited revenues of the issuer. Industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities are in most cases revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations.

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                   THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK
                   AS HIGH A LEVEL OF CURRENT INCOME EXEMPT
                   FROM FEDERAL INCOME TAX AS IS CONSISTENT
                   WITH PRESERVATION OF CAPITAL, BY INVESTING
                   PRIMARILY IN MUNICIPAL SECURITIES.
-------------------------------------------------------------------------------

At least 65% of the Fund's investments in municipal securities will be of "investment grade" quality, that is securities rated within the four highest rating categories of Standard & Poor's Ratings Group (AAA, AA, A, BBB), Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), or Fitch Investors Service, Inc. (AAA, AA, A, BBB) (collectively, "investment grade securities"). While it is not the present intention of the Fund to invest in below investment grade securities, upon Trustee approval, the Fund may invest less than 35% of its total assets in municipal securities that are rated BB or B by Standard & Poor's, Ba or B by Moody's, or BB or B by Fitch. The Fund may purchase unrated municipal securities that are determined to be of comparable quality to rated investment grade securities by John Hancock Advisers, Inc. (the "Adviser"). There are no percentage limitations on the Fund's investments in municipal securities within particular rating classifications of investment grade securities. Therefore, it may invest its entire portfolio in securities rated as "medium grade" obligations (i.e., BBB or Baa). Medium grade bonds lack outstanding investment characteristics and in fact have speculative characteristics as well and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. A description of the ratings of Standard & Poor's, Moody's and Fitch is contained in the Statement of Additional Information.
The Fund will not generally invest more than 25% of its total assets in any industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users will be subject to this limitation. It is possible that the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue obligations, housing agency obligations, or airport revenue obligations. This would be the case only if the Adviser determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Economic, business, political and other developments generally affecting the revenues of issuers in such a market segment (e.g. proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in any particular state. The Fund may also invest in variable rate and floating rate municipal obligations which have interest rates that are adjusted at designated intervals or whenever there are changes in the market rates of interest on which the interest rates are based. The Fund's distributions of the interest on certain tax exempt securities which the Fund may purchase may be treated as an item of tax preference under the federal alternative minimum tax. The Fund's present policy is to invest no more than 20% of its total assets in taxable securities including those generating interest that is an item of tax preference under the alternative minimum tax.

SHORT-TERM INVESTMENTS. Although the Fund's portfolio generally will consist primarily of municipal bonds, for liquidity purposes and for maintaining a defensive position, in anticipation of a market decline, all or a portion of the Fund's assets may be held in cash or invested in short-term municipal securities (i.e., those with less than one year remaining to maturity). Short-term municipal securities consist of short-term municipal notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable rate demand notes. Investments in short-term municipal securities will, at the time of purchase, be rated within the three highest rating categories of Standard & Poor's, Fitch or Moody's, or if unrated determined to be of comparable quality by the Adviser. The Fund's investments in short-term municipal securities will represent less than 25% of its total assets except when the Fund is in a temporary defensive investment position in anticipation of a market decline.

The Fund may also invest for liquidity or temporary defensive purposes in taxable short-term obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest grade by the rating services (A-1, Prime-1 or F-1+, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any securities eligible for investment by the Fund, including municipal securities. The Fund may also borrow an amount equal to up to 10% of its total assets to meet anticipated redemptions but will not make any additional investments so long as such borrowings exceed 5% of the value of its total assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may buy and sell financial futures contracts and options on futures to hedge against the effects of fluctuations in securities prices, interest rates, currency exchange rates and other market conditions and for speculative purposes. The potential loss incurred by the Fund in writing options on futures is unlimited and may exceed the amount of the premium received. The Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on existing positions and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The Fund intends to comply with the CFTC regulations with respect to its speculative transactions. These regulations are discussed further in the Statement of Additional Information.

Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on debt and equity securities, securities indices and foreign currency to earn income from the premiums received. The Fund may write listed and over-the-counter covered call and put options on up to 100% of its net assets. In addition, the Fund may purchase listed and over-the-counter call and put options on securities, securities indices and currency. The SEC considers over-the-counter options to be illiquid except under prescribed conditions which are discussed in detail in the Statement of Additional Information.

The Fund's ability to use futures contracts and options to hedge or increase total return successfully will depend on the ability of the Adviser to predict accurately the future direction of securities prices, interest rate changes, currency exchange rate fluctuations and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund may invest in variable rate and floating rate obligations, including inverse floating rate obligations, on which the interest rate is adjusted at predesignated periodic intervals or when there is a change in the market rate of interest on which the interest rate payable on the obligation is met is based.

Options, futures contracts and variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark.

RESTRICTED SECURITIES. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 10% of its net assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing debt securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date. The Fund's distributions of income from repurchase agreements and any net gains realized from the disposition of rights to when-issued securities or forward commitments purchased prior to delivery will be taxable to shareholders.

STAND-BY COMMITMENTS. The Fund may acquire stand-by commitments from banks with respect to municipal securities held by the Fund. Under a stand-by commitment, a bank that acts as a municipal securities dealer agrees to purchase, at the Fund's option, specified municipal securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. The total amount paid for outstanding stand-by commitments is not expected to exceed
 1/2 of 1% of the Fund's total asset value calculated immediately after each stand-by commitment is acquired. The Fund uses stand-by commitments for liquidity purposes (i.e., to provide a ready market for its municipal securities to meet cash needs).

SHORT-TERM TRADING. The Fund may engage in short-term trading, if the Adviser believes that these transactions will improve the overall return of the Fund's portfolio and therefore may have higher portfolio turnover than that of other funds with similar objectives. Portfolio turnover may involve higher transaction costs and may result in the realization of net capital gains, which are not tax-exempt when distributed to you.

INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. The investment objective and fundamental restrictions may not be changed without shareholder approval. All other investment policies and restrictions are nonfundamental and can be changed by a vote of the Trustees without shareholder approval. Portfolio turnover rates of the Fund for recent years are shown in the section "The Fund's Financial Highlights."

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sale of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company Inc., which are indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

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                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a diversified series of Freedom Investment Trust, an open-end management investment company organized as a Massachusetts business trust in 1984 (the "Trust"). The Trust reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives.

The Fund is not required to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

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                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUND,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds directly and through selected broker-dealers ("Selling Brokers"). Freedom Distributors Corporation, a co-distributor of the Fund, is, along with John Hancock Funds (together with John Hancock Funds, the "Distributors"), an indirect subsidiary of the Life Company. Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

-------------------------------------------------------------------------------
                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $16 BILLION.
-------------------------------------------------------------------------------

Frank A. Lucibella is portfolio manager of the Fund. Mr. Lucibella also manages the John Hancock High Yield Tax-Free Fund and John Hancock Tax-Exempt Series --

New York Portfolio. He is assisted by a team of analysts in the management of the Fund. He joined the Adviser in 1988 after six years of investment experience with Eaton Vance and The Travelers Corporation.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative--Class A Shares") or on a contingent deferred basis (See "Contingent Deferred Sales Charge Alternative--Class B Shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for a reduced initial sales charge. See "Share Price--Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Share Price--Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WILL BE MORE BENEFICIAL FOR YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time, on the same day. They will also be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees and shareholder meeting expenses. See "Dividends and Taxes."

THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser, which for the 1995 fiscal year was 0.55% of the Fund's average daily net assets. The Adviser has voluntarily agreed to limit its management fee to 0.55% of the Fund's average daily net assets.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse the Distributors for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the Distributors) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees are paid to the Distributors to compensate Selling Brokers and others providing personal and account maintenance services to shareholders.

-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

In the event the Distributors are not fully reimbursed for payments they make or expenses they incur under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

For the fiscal year ended October 31, 1995 an aggregate of $6,993,452 of distribution expenses or 3.51%, of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the Distributors through the receipt of deferred sales charges or 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund generally declares daily and distributes monthly dividends representing all or substantially all net investment income. The Fund will distribute net realized long-term and short-term capital gains, if any, at least annually.

Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."

TAXATION. The Fund intends to meet certain federal tax requirements so that its distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends" which you are entitled to treat as tax-exempt interest. That portion of exempt-interest dividends, if any, attributable to interest on certain tax-exempt obligations that are "private activity bonds" may increase certain shareholders' alternative minimum tax. Any exempt-interest dividend may increase a corporate shareholder's alternative minimum tax. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.
Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on up to 85 percent of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Fund. Shares of the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax advisor if you think this may apply to you.

Dividends from the Fund's net taxable income, if any, including any market discount included in the Fund's income, and from the Fund's net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be taxable as if you received them the previous December.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code."). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application you must certify that your social security or other tax-payer identification number is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your taxable dividends and the proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state and local taxes with respect to your investments in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to a different tax treatment not described above. In many states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.

PERFORMANCE
Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements. The Fund may also utilize tax equivalent yields of its Class A and Class B shares computed in the same manner, with adjustment for assumed Federal income tax rates. For a comparison of yields on municipal securities and taxable securities, see the Taxable Equivalent Yield Table in Appendix A.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS YIELD AND TOTAL
                   RETURN.
-------------------------------------------------------------------------------
The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return of the respective class of shares of the Fund divided by the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Yield and total return for the Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. Yield and total return of Class A and Class B shares will be calculated separately and, because each class is subject to certain different expenses, the yield and total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   OPENING AN ACCOUNT.
-------------------------------------------------------------------------------

    The minimum initial investment is $1,000 ($250 for group investments).
    Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in
    Class A shares.
---------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  2.   Deliver the completed application and check to your registered representative, Selling Broker or mail it directly to Investor
                       Services.
---------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative, Selling Broker, or by calling 1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Managed Tax-Exempt Fund
                       (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative, Selling Broker or mail it directly to Investor
                       Services.
---------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A
                   AND CLASS B SHARES.
-------------------------------------------------------------------------------
                  1. Complete the "Automatic Investing" and "Bank Information"
    MONTHLY       sections on the Account Privileges Application designating a bank
    AUTOMATIC        account from which your funds may be drawn.
    ACCUMULATION
    PROGRAM       2. The amount you elect to invest will be withdrawn automatically
    (MAAP)        from your
                    bank or credit union account.
--------------------------------------------------------------------------------

    BY TELEPHONE  1.   Complete the "Invest-by-Phone" and "Bank Information" sections on the Account Privileges Application designating a bank
                       account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system
                       (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free at 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to
                       invest.
                  4.   Your investment normally will be credited to your account the business day following your phone request.
---------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to
                       John Hancock Investor Services Corporation
                       P.O. Box 9115
                       Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    BY WIRE       Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Managed Tax-Exempt Fund
                       (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered

-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A
                   AND CLASS B SHARES.
                   (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.

--------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE

The net asset value per share (the "NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge, as follows:

                                                                                        REALLOWANCE TO
                                                                      COMBINED          SELLING BROKER
                                                                    REALLOWANCE               AS
   AMOUNT INVESTED      SALES CHARGE AS     SALES CHARGE AS       AND SERVICE FEE      A PERCENTAGE OF
   (INCLUDING SALES     A PERCENTAGE OF     A PERCENTAGE OF       AS A PERCENTAGE          OFFERING
       CHARGE)          OFFERING PRICE    THE AMOUNT INVESTED   OF OFFERING PRICE(+)       PRICE(*)
----------------------  ---------------   -------------------   --------------------   ----------------
Less than $100,000           4.50%               4.71%                  4.00%                3.76%
$100,000 to $249,999         3.75%               3.90%                  3.25%                3.01%
$250,000 to $499,999         3.00%               3.09%                  2.50%                2.26%
$500,000 to $999,999         2.00%               2.04%                  1.75%                1.51%
$1,000,000 and over          0.00%(**)           0.00%(**)              (***)                0.00%(***)

---------------
  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.

 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.

(***) John Hancock Funds may pay a commission and first year's service fee (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more Class A shares will be made at net asset value with no initial sales charge, but if shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:


                       AMOUNT INVESTED                           CDSC RATE
--------------------------------------------------------------   ---------
$1 million to $4,999,999                                            1.00%
Next $5 million to $9,999,999                                       0.50%
Amounts of $10 million and over                                     0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Class A shares of the Fund or combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------

1.  Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and
3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:

If you hold Class A shares of a John Hancock fund with a net asset value of $80,000 and, subsequently, invest $20,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative--Class A Shares."

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:
- A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

- A member of an approved affinity group financial services plan.*

---------------
* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also by purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

-  Proceeds of 50 shares redeemed at $12 per share                            $600
-  Minus proceeds of 10 shares not subject to CDSC because they were
   acquired through dividend reinvestment (10 x $12)                          -120
-  Minus appreciation on remaining shares, also not subject to CDSC (40 x
  $2)                                                                          -80
                                                                             -----
-  Amount subject to CDSC                                                     $400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase the Class B shares until the time you redeem them. Solely for determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                                                    CONTINGENT
                                                                     DEFERRED
                                                                   SALES CHARGE
                YEAR IN WHICH CLASS B SHARES                      AS A PERCENTAGE
                 REDEEMED FOLLOWING PURCHASE                      AMOUNT REDEEMED
-------------------------------------------------------------   -------------------
    First                                                              5.0%
    Second                                                             4.0%
    Third                                                              3.0%
    Fourth                                                             3.0%
    Fifth                                                              2.0%
    Sixth                                                              1.0%
    Seventh and thereafter                                             None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

If you purchased Class B shares during 1992 or 1993, the applicable CDSC as a percentage of the amount redeemed will be: 4% for redemptions during the first year after purchase, 3.5% for redemptions during the second year, 3% for redemptions during the third year, 2.5% for redemptions during the fourth year, 2% for redemptions during the fifth year, 1% for redemption during the sixth year, and no CDSC for redemptions during the seventh year and thereafter. If you purchased Class B shares before 1992, the applicable CDSC as a percentage of the amount redeemed will be: 1% for redemptions during the third, fourth and fifth years after purchase and no CDSC for redemptions during the sixth year and thereafter.

WAIVER OF CONTINGENT SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

- Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.

- Redemptions made under the Reinvestment Privilege, as describe in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares of the Fund should not be taxable for Federal income tax purposes, and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.
--------------------------------------------------------------------------------

    BY TELEPHONE         All Fund shareholders are eligible automatically for the
                         telephone redemption privilege. Call 1-800-225-5291, from
                         8:00 A.M. to 4:00 P.M. (New York time), Monday through
                         Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following
                         procedures to confirm that instructions received by
                         telephone are genuine. Your name, the account number,
                         taxpayer identification number applicable to the account
                         and other relevant information may be requested. In
                         addition, telephone instructions are recorded.
                         You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days.
                         A check will be mailed to the exact name(s) and address
                         shown on the account.
                         If reasonable procedures, such as those described above,
                         are not followed, the Fund may be liable for any loss due
                         to unauthorized or fraudulent telephone instructions. In
                         all other cases, neither the Fund nor Investor Services
                         will be liable for any loss or expense for acting upon
                         telephone instructions made according to the telephone
                         transaction procedures mentioned above.
                         Telephone redemption is not available for IRAs or other
                         tax-qualified retirement plans or shares of the Fund that
                         are in certificated form.
                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to implement
                         due to a large volume of calls. During these times you
                         should consider placing redemption requests in writing or
                         using EASI-Line. EASI-Line's telephone number is
                         1-800-338-8080.
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    BY WIRE              If you have a telephone redemption form on file with the
                         Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use
                         electronic funds transfer to your assigned bank account and the funds are usually collectible after two business days.
                         Your bank may or may not charge for this service.
                         Redemptions of less than $1,000 will be sent by check or
                         electronic funds transfer.
                         This feature may be elected by completing the "Telephone
                         Redemption" section on the Account Privileges Application
                         included with this Prospectus.
---------------------------------------------------------------------------------

    IN WRITING           Send a stock power or "letter of instruction" specifying
                         the name of the Fund, the dollar amount or the number of
                         shares to be redeemed, your name, class of shares, your
                         account number, and the additional requirements listed
                         below that apply to your particular account.


------------------------------------------------------------------------------

    TYPE OF REGISTRATION                REQUIREMENTS
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaranteed
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signature(s)
                                        guaranteed
    Trusts                              A letter of instruction signed by the
                                        Trustee(s) with the signature guaranteed.
                                        (If the Trustee's name is not registered on
                                        your account, also provide a copy of the
                                        trust document, certified within the last 60
                                        days.)

    If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
--------------------------------------------------------------------------------

  A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.
-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemption of shares. Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and any dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS
EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND FOR
                   SHARES OF THE SAME CLASS OF ANOTHER JOHN
                   HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Fund reserves the right to require that you keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

   IN WRITING

1. In a letter request an exchange and list the following:

        - name and class of the Fund whose shares you currently own
        - your account number
        - the name(s) in which the account is registered
        - the name of the fund in which you wish your exchange to be invested
        - the number of shares, all shares or the dollar amount you wish to exchange

  Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days of the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.
-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN SHARES OF THIS FUND OR ANOTHER
                   JOHN HANCOCK FUND WITHOUT PAYING AN
                   ADDITIONAL SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

   SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or on a selected monthly basis to yourself or any other designated payee.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS
                   FROM YOUR RETIREMENT ACCOUNT TO COMPLY
                   WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to an initial sales charge on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares, under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM
1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY
                   ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

                                   APPENDIX A

                               EQUIVALENT YIELDS:

                          TAX EXEMPT VS. TAXABLE YIELD

  The table below shows the effect of the tax status of municipal obligations on the yield received by their holders under the regular federal income tax laws that apply to 1996. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields.

                         TAX-FREE YIELDS 1996 TAX TABLE


                                          MARGINAL
  SINGLE RETURN        JOINT RETURN        INCOME
-----------------      ------------         TAX
                                          BRACKET                              TAX-EXEMPT YIELD
                                          --------     ----------------------------------------------------------------------
           (TAXABLE INCOME)                              4%        5%        6%        7%         8%         9%         10%
--------------------------------------                 ------    ------    ------    -------    -------    -------    -------
        $0-24,000            $0-40,100      15.0%       4.71%     5.88%     7.06%      8.24%      9.41%     10.59%     11.76%
   $24,001-58,150       $40,101-96,900      28.0%       5.56%     6.94%     8.33%      9.72%     11.11%     12.50%     13.89%
  $58,151-121,300      $96,901-147,700      31.0%       5.80%     7.25%     8.70%     10.14%     11.59%     13.04%     14.49%
 $121,301-263,750     $147,701-263,750      36.0%       6.25%     7.81%     9.38%     10.94%     12.50%     14.06%     15.63%
    Over $263,750        Over $263,750      39.6%       6.62%     8.28%     9.93%     11.59%     13.25%     14.90%     16.56%

  It is assumed that an investor filing a single return is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phaseout of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amounts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder's particular tax situation and may vary according to what portion, if any, of the Fund's exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.

  The information set forth above is as of the date of this Prospectus. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.

  This table is for illustrative purposes only and is not intended to imply or guarantee any particular yield from the John Hancock Managed Tax-Exempt Fund. While it is expected that a substantial portion of the interest income distributed to the Fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes.

JOHN HANCOCK MANAGED
TAX-EXEMPT FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   Investors Bank & Trust Company
   24 Federal Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITOR
   Price Waterhouse LLP
   160 Federal Street
   Boston, Massachusetts 02110

HOW TO OBTAIN INFORMATION
ABOUT THE FUND
For:  Service Information
      Telephone Exchange    call 1-800-225-5291
      Invest-by-Phone
      Telephone Redemption
For:  TDD                   call 1-800-554-6713



JOHN HANCOCK
MANAGED
TAX-EXEMPT
FUND

CLASS A AND CLASS B SHARES
PROSPECTUS
MARCH 1, 1996


A MUTUAL FUND SEEKING
AS HIGH A LEVEL OF
CURRENT INCOME EXEMPT
FROM FEDERAL INCOME
TAX AS IS CONSISTENT
WITH PRESERVATION OF
CAPITAL BY INVESTING
PRIMARILY IN MUNICIPAL
SECURITIES.


101 HUNTINGTON AVENUE
BOSTON, MASSACHUSETTS 02199-7603
TELEPHONE 1-800-225-5291


JHD-0700P 3-96(LOGO) Printed on
Recycled Paper

                            FREEDOM INVESTMENT TRUST
                            consisting of five series
                           which are included herein:
              - John Hancock Sovereign U.S. Government Income Fund
                     - John Hancock Managed Tax-Exempt Fund
                      - John Hancock Gold & Government Fund
                     - John Hancock Sovereign Achievers Fund
                        - John Hancock Regional Bank Fund

                                       and


                           FREEDOM INVESTMENT TRUST II
                           consisting of five series,
                        two of which are included herein:
                           - John Hancock Global Fund
                        - John Hancock Global Income Fund


                           CLASS A AND CLASS B SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1996


         This Statement of Additional Information provides information about John Hancock Sovereign U.S. Government Income Fund, John Hancock Managed Tax-Exempt Fund, John Hancock Gold & Government Fund, John Hancock Sovereign Achievers Fund, John Hancock Regional Bank Fund, John Hancock Global Fund and John Hancock Global Income Fund in addition to the information that is contained in the Funds' Class A and Class B Shares Prospectus dated March 1, 1996 (together, the "Prospectuses").

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                -----------------



                                                      Statement of
                                                       Additional
                                                      Information
                                                          Page

ORGANIZATION OF THE FUNDS                                  3
INVESTMENT OBJECTIVES AND POLICIES                         3
---John Hancock Sovereign U.S. Government Income Fund
---John Hancock  Managed Tax-Exempt Fund
---John Hancock Gold & Government Fund
---John Hancock Sovereign Achievers Fund
---John Hancock Regional Bank Fund
---John Hancock Global Fund
---John Hancock Global Income Fund
THE FUNDS' OPTIONS TRADING ACTIVITIES                      19
THE FUNDS' INVESTMENTS IN FUTURES CONTRACTS                26
CERTAIN INVESTMENT PRACTICES.                              31
INVESTMENT RESTRICTIONS                                    36
TAX STATUS                                                 40
THOSE RESPONSIBLE FOR MANAGEMENT                           46
INVESTMENT ADVISORY AND OTHER SERVICES                     53
DISTRIBUTION CONTRACTS                                     56
NET ASSET VALUE                                            59
INITIAL SALES CHARGE ON CLASS A SHARES                     60
DEFERRED SALES CHARGE ON CLASS B SHARES                    61
SPECIAL REDEMPTIONS                                        62
ADDITIONAL SERVICES AND PROGRAMS                           62
DESCRIPTION OF THE FUNDS' SHARES                           64
CALCULATION OF PERFORMANCE                                 65
BROKERAGE ALLOCATION                                       70
DISTRIBUTIONS                                              73
TRANSFER AGENT SERVICES                                    75
CUSTODY OF PORTFOLIO                                       75
INDEPENDENT ACCOUNTANTS                                    75
APPENDIX A - BOND AND COMMERCIAL                           76
PAPER RATINGS                                              77
FINANCIAL STATEMENTS                                       --

ORGANIZATION OF THE FUNDS

         Freedom Investment Trust is a diversified open-end management investment company organized as a Massachusetts business trust on March 29, 1984. Freedom Investment Trust was originally organized under the name Freedom Gold & Government Trust. It changed its name to Freedom Investment Trust on July 22, 1985. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series without par value. To date, five series of Freedom Investment Trust have been authorized for sale to the public by the Board of Trustees: John Hancock Gold & Government Fund (formerly John Hancock Freedom Gold & Government Trust), created on March 29, 1984 ("Gold & Government Fund"), John Hancock Regional Bank Fund (formerly John Hancock Freedom Regional Bank Fund), created on April 2, 1985 ("Regional Bank Fund"), John Hancock Sovereign U.S. Government Income Fund (formerly Freedom Government Income Fund), created on January 16, 1986 ("Government Fund"), John Hancock Sovereign Achievers Fund (formerly Freedom Equity Value Fund), created on January 16, 1986 ("Sovereign Achievers Fund"), and John Hancock Managed Tax-Exempt Fund (formerly John Hancock Freedom Managed Tax Exempt Fund).

         Freedom Investment Trust II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on March 31, 1986. The Trust currently has five series of shares, John Hancock Global Fund (formerly John Hancock Freedom Global Fund), created on March 31, 1986 ("Global Fund"), John Hancock Global Income Fund (formerly John Hancock Freedom Global Income Fund), created on July 30, 1986 ("Global Income Fund") and John Hancock Short-Term Strategic Income Fund (formerly John Hancock Freedom Short-Term World Income Fund), created on July 31, 1990; John Hancock Special Opportunities Fund, created on November 1, 1993 ("Special Opportunities Fund"), and John Hancock International Fund (formerly John Hancock Freedom International Fund), created on January 3, 1994 ("International Fund").

         Freedom Investment Trust and Freedom Investment Trust II may be referred to individually as a "Trust" and collectively as the "Trusts". Gold & Government Fund, Regional Bank Fund, Government Fund, Sovereign Achievers Fund, Managed Tax-Exempt Fund, Global Fund and Global Income Fund may be referred to individually as a "Fund" and collectively as the "Funds."

INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's respective Prospectus. The Adviser for all the Funds is John Hancock Advisers, Inc. (the "Adviser"). John Hancock Advisers International Limited ("JH Advisers International") is the Sub-Adviser for the Global Fund.

               John Hancock Sovereign U.S. Government Income Fund
               --------------------------------------------------

         The Adviser believes that a high current income consistent with long-term total return may be derived from: (i) interest income from Government Securities; (ii) income from premiums from expired put and call options on Government Securities written by the Government Fund; (iii) net gains from closing purchase and sale transactions with respect to options on Government Securities; and (iv) net gains from sales of portfolio securities on exercise of options or otherwise.

         Since interest yields on Government Securities and opportunities to realize net gains from options transactions may vary from time to time because of general economic and market conditions and many other factors, it is anticipated that the Government Fund's share price and yield will fluctuate, and there can be no assurance that the Government Fund's objective will be achieved.

Government Securities
---------------------

U.S. TREASURY SECURITIES. The Government Fund may invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and differ primarily in their interest rates, the lengths of their maturities and the times of their issuance.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Government Fund may also invest in securities issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. The obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Government Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Government Fund may invest but which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States.

Securities of International Bank for Reconstruction and Development
-------------------------------------------------------------------

         The Government Fund may also purchase obligations of the International Bank for Reconstruction and Development ("World Bank"), which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Mortgage-Related Securities
---------------------------

         The Government Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., securities of the GNMA and pass-through securities issued by the FHLMC and FNMA.

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Government Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limit from the U.S. Treasury if necessary to make any payments required under its guarantee.

LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the contractual maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. Because they represent the underlying mortgages, GNMA Certificates may not be an effective means of locking in long-term interest rates due to the need for the Government Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Fund, prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio.

         Statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, because prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, by the amount of the fees paid to GNMA and the issuer.

         The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced. Prepayments of principal by mortgagors (which can be made at any time without penalty) may increase during periods when interest rates are falling.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the full return of principal.

         GMC's also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments.

FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA ISSUED GUARANTEED MORTGAGE PASS-THROUGH CERTIFICATES ("FNMA CERTIFICATES"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS ("CMO'S"). CMOs are fully-collateralized bonds which are the general obligations of the issuer thereof, either the U.S. Government or a U.S. Government instrumentality. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e. the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

INVERSE FLOATING RATE SECURITIES. The Government Fund may invest in inverse floating rate securities. It is the current intention of the Fund to invest no more than 5% of its net assets in inverse floating rate securities. The interest rate on an inverse floating rate security resets in the opposite direction from the market rate of interest to which the inverse floating rate security is indexed. An inverse floating rate security may be considered to be leveraged to the extent that its interest rate varies by a multiple of the index rate of interest. A higher degree of leverage in the inverse floating rate security is associated with greater volatility in the market value of such security.

         The inverse floating rate securities that the Government Fund may invest in include but are not limited to, an inverse floating rate class of a government agency issued CMO and a government agency issued yield curve note. Typically, an inverse floating rate class of a CMO is one of two components created from the cash flows from a pool of fixed rate mortgages. The other component is a floating rate security in which the amount of interest payable varies directly with a market interest rate index. A yield curve note is a fixed income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.

Portfolio Turnover
------------------

         If the Government Fund writes a number of call options and the market prices of the underlying securities appreciate, or if the Fund writes a number of put options and the market prices of the underlying securities depreciate, there may be a substantial turnover of the portfolio. While the Government Fund will pay commissions in connection with its options transactions, Government Securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund.

                      John Hancock Managed Tax-Exempt Fund
                      ------------------------------------

Municipal Securities
--------------------

         Municipal securities are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal securities are "Notes" and "Bonds".

MUNICIPAL NOTES. Municipal Notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include: Project Notes (which carry a U.S. Government guarantee), Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes.

         Project Notes are issued by public bodies (called "Local Issuing Agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the Local Issuing Agency and the U.S. Department of Housing and Urban Development to provide financing for a range of programs of financial assistance for housing, redevelopment, and related needs such as low-income housing programs and urban renewal programs. While they are the primary obligations of the local public housing agencies or the local urban renewal agencies, the agreement provides for the additional security of the full faith and credit of the U.S. Government.

         Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond Anticipation Notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

MUNICIPAL BONDS. Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

         Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount of special assessments.

         The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.


Variable Floating Rate Obligations. As discussed under "Investment Objective and Policies" in the Prospectus, certain of the obligations in which the Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is met is based (floating rate). Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Fund may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or 'FRC"') pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or 'IFRC"') pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Fund may purchase the FRC's without limitation. Up to 10% of the Fund's total assets may be invested in IFRC's in an attempt to protect against a reduction in the income earned on the Fund's other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in value of an equal principal amount of fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that such instruments are not readily marketable, as determined by the Investment Adviser pursuant to the guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in non-readily marketable securities. Variable and floating rate obligations are subject to the quality characteristics for municipal obligations described in the Appendix to this Statement of Additional Information.


OTHER MUNICIPAL SECURITIES. There is, in addition, a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

         For the purpose of certain requirements of various of the Fund's investment restrictions, identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

Ratings as Investment Criteria
------------------------------

         (See Appendix A.) In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the municipal securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Managed Tax-Exempt Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

         Subsequent to its purchase by the Managed Tax-Exempt Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Managed Tax-Exempt Fund. Neither event will require the sale of such municipal securities by the Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

Risk Factors
------------

         The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, maturity of the obligation, and rating of the issue.

         Municipal securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on certain municipal securities may be materially affected.

         From time to time, proposals to restrict or eliminate the Federal income tax-exemption for interest on municipal securities have been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Managed Tax-Exempt Fund would be adversely affected. In such event, the Fund would re-evaluate its investment objective and policies and submit possible changes in its structure for the consideration of shareholders.

                       John Hancock Gold & Government Fund
                       -----------------------------------

         The Adviser believes that during periods of increasing inflation or economic or monetary instability, gold and related assets have served as a storehouse of value and their prices have tended to increase at least as rapidly as the rate of inflation. During such periods, interest rates have tended to increase, causing the market value of debt instruments to decline. Conversely, during periods of disinflation (when inflationary pressures are being reversed), the price of high grade debt instruments has tended to increase while the value of precious metals and related instruments has tended to decline.

         The Adviser's determination as to whether the economy is in an inflationary or disinflationary environment will be made based upon its evaluation of numerous economic and monetary factors. These factors will include, but not necessarily be limited to, the actual and anticipated rate of change of the Consumer Price Index ("CPI") over specified periods of time, actual and anticipated changes and rate of changes in the value of the U.S. dollar in relation to other key foreign currencies (e.g., the German mark, the British pound and the Japanese yen), actual and anticipated changes, and rate of changes, in short and long term interest rates and real interest rates (i.e., inflation adjusted interest rates), actual and anticipated changes in the money supply, and actual and anticipated governmental fiscal and monetary policy. It should be emphasized that the Adviser will not apply a rigid, mechanical determination in assessing whether the economy is in an inflationary or disinflationary environment. Rather, its determination will be the result of its subjective judgment of all factors it deems relevant.

Additional Information on Investments
-------------------------------------

         Precious metal and mining securities and currencies can be extremely volatile at times. Gold mining securities and other precious metal and mining securities likewise fluctuate with gold, but generally even more so. Mining and other related securities tend to fluctuate more than gold in a major cycle price change because operating results will usually be positively or negatively leveraged by considerable upward or downward movements of the gold price. This is due to the fact that the costs of mining gold remain relatively fixed, so that an increase or decrease in the price of gold has a direct effect on the profits of the company. Also, the prices of precious metals-related securities are likely to be further affected by changes in the currency value of the country of domicile relative to the dollar. Additionally, precious metal mining and other related securities generally will be more volatile than gold in a major cycle of price change either because of a greater or lesser supply of such securities relative to gold, or because of economic, speculative or other factors.

Gold Bullion and Coins
----------------------

         The Gold & Government Fund's gold holdings ordinarily will consist of gold bullion and bullion-type coins, such as South African Krugerrands and Canadian Maple Leaf coins. The Fund does not expect to acquire coins for their numismatic value. The Gold & Government Fund may purchase and sell gold coins through the American Gold Coin Exchange or other appropriate gold coin and bullion dealers and may purchase gold bullion through any appropriate gold bullion dealer. No more than 10% of the Fund's portfolio may be invested in gold bullion or coins. Unlike investments in gold or precious metals securities, which may produce income in addition to offering potential for capital appreciation, gold bullion or coins earn no investment income. Furthermore, the Fund will incur storage or extra costs which may be higher than costs associated with more traditional forms of investments.

U.S. Government Securities
--------------------------

         The Gold & Government Fund may invest up to 5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. Government in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Risk Factors
------------

         Because of the following considerations, an investment in the Gold & Government Fund should not be considered a complete investment program.

          1. FAILURE TO ANTICIPATE CHANGES IN ECONOMIC CYCLES. The Gold & Government Fund's investment success will be dependent to a high degree on the Adviser's ability to anticipate the onset and termination of inflationary and disinflationary cycles. A failure to anticipate a disinflationary cycle could result in the Fund's assets being disproportionately invested in securities of gold or other mining companies. Conversely, a failure to predict an inflationary cycle could result in the Fund's assets being disproportionately invested in U.S. Government securities.

          2. UNANTICIPATED ECONOMIC ACTIVITY. The Gold & Government Fund's investment success will depend to a high degree on the validity of the premise that the values of securities of gold and precious metals companies will move in a different direction than the values of U.S. Government securities during periods of inflation or disinflation. If the values of both types of securities move down during the same period of time the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Fund is primarily invested in gold or government securities.

          3. CONCENTRATION IN AND VOLATILITY OF MINING STOCKS. The securities of companies engaged in the exploration for and/or mining and processing of gold and precious metals have been volatile historically. Mining and other related securities tend to fluctuate as much as or more than gold during periods of market instability because operating results will usually be positively or negatively leveraged by considerable movements in the price of gold. Such securities are further affected by changes in value of the currency of the country of domicile. Since the Gold & Government Fund may from time to time, as set forth in the Prospectus, invest up to 80% of its total assets in gold and precious metals mining stocks, its shares may be subject to greater risks and market fluctuations than other investment companies with investment portfolios having a broader range of investment alternatives.

          4. INVESTMENT IN GOLD BULLION AND COINS. Precious metals prices are affected by various factors such as economic conditions, political events and monetary policies. In addition, gold bullion and coins do not generate income and may subject the Gold & Government Fund to taxes and insurance, shipping and storage costs. The sole source of return to the Fund from such investments would be gains realized on sales; a negative return would be realized if gold is sold at a loss. The price of gold has historically been subject to dramatic upward and downward price movements over short periods of time. In the event of a substantial decrease in the price of gold, the Gold & Government Fund would incur realized or unrealized losses on its investment in gold bullion. In the event of a substantial increase in the price of gold, the Fund may be forced to liquidate a portion of its holdings of gold bullion to ensure that the value thereof does not increase to the extent that, at the close of any fiscal quarter, more than 25% of the value of the Fund's total assets are invested in securities of any one issuer or more than 50% of its total assets are invested in gold bullion in order to remain qualified under the Internal Revenue Code as a regulated investment company. Therefore, the Fund may be forced to partially liquidate its holdings of gold bullion even if the Adviser anticipates further increases in the price of gold. Furthermore, Gold & Government Fund may derive no more than 10% of its gross income in any taxable year from gross gains from transactions in gold bullion to remain so qualified and therefore may be required either to dispose of or continue to hold gold bullion when it would not otherwise do so for investment reasons.

          5. TAX OR CURRENCY LAWS. Changes in the tax or currency laws of the U.S. and of foreign countries, such as imposition of withholding or other taxes or exchange controls on foreign currencies may increase the cost of, or inhibit the Gold & Government Fund's ability to pursue, its investment program.

          6. UNPREDICTABLE INTERNATIONAL MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. There is the possibility that under unusual international monetary or political conditions the Gold & Government Fund's assets might be less liquid or that the change in value of its assets might be more volatile than would be the case with other investments. In particular, because the price of gold may be affected by unpredictable international monetary policies and economic conditions there may be greater likelihood of a more dramatic impact upon the market prices of securities of companies mining, processing or dealing in gold than changes which would occur in other industries.

         Although Gold & Government Fund expects to take delivery of its investments in the United States, any investment where delivery takes place outside of the United States will be conducted in compliance with any applicable United States and foreign currency restrictions and other laws limiting the amount and types of foreign investments. Since the Adviser expects to make substantially all of the Fund's purchases and sales of securities and gold bullion in the U.S. markets and in U.S. dollars, the Adviser does not believe that it will be materially affected by changes in exchange rates, currency convertibility and repatriation except to the extent the Fund holds foreign currencies, including gold coins, as part of its cash position. However, changes in governmental administrations or of economic or monetary policies, in the United States or abroad, or changed circumstances in dealings between nations could result in investment losses to the Fund and otherwise affect the Fund's operations adversely.

          7. FOREIGN SECURITIES. Although the Adviser does not believe the risk to be substantial, foreign issuers of securities in many countries are subject to less stringent standards of disclosure and regulatory controls than are found in the United States which may result in less reliable and less detailed information being available to the Gold & Government Fund than would be the case with United States companies. In addition, investments in foreign issuers may be affected by fluctuating exchange rates and adverse changes in foreign investment or exchange control regulation. However, the Fund's policy of generally investing in American depository receipts ("ADRs") or other securities which can be sold for United States dollars and for which market quotations are readily available in New York may minimize some of these risks. (ADRs are certificates issued by United States banks representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank.)

Portfolio Turnover
------------------

         Gold & Government Fund's rate of portfolio turnover may vary widely from year to year, and may be higher than many other mutual funds with similar investment objectives. Nevertheless, high portfolio turnover in any given year will result in the Fund's payment of above-average amounts of commissions and other transaction costs and may result in the realization of greater amounts of net short-term capital gains, distributions from which will be taxable to shareholders as ordinary income.

                      John Hancock Sovereign Achievers Fund
                      -------------------------------------

Foreign Investments
-------------------

         While Sovereign Achievers Fund may invest in some foreign securities, such investments are expected to constitute less than 10% of the Fund's portfolio. Although the Adviser does not believe the risk to be substantial, foreign issuers of securities in many countries are subject to less stringent standards of disclosure and regulatory controls than are found in the United States which may result in less reliable and less detailed information being available to the Fund than would be the case with United States companies. In addition, investments in foreign issuers may be affected by fluctuating exchange rates and adverse changes in foreign investment or exchange control regulation. However, Sovereign Achievers Fund's policy of generally investing in American depository receipts ("ADRs") or other securities which can be sold for United States dollars and for which market quotations are readily available in New York may minimize some of these risks. ADRs are certificates issued by United States banks representing the right to receive securities of a foreign issuer deposited in that bank or a correspondent bank.

                         John Hancock Regional Bank Fund
                         -------------------------------

         The Adviser believes that the ongoing deregulation of the banking industry continues to provide new opportunities for banks. As deregulation continues and interstate banking becomes more likely, some Regional Banks may become attractive acquisition candidates for large money center banks or other Regional Banks. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

         In addition, Regional Banks located in sections of the country experiencing strong economic growth are likely to participate in and benefit from such growth through increased deposits and earnings. Many banks which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation.

         The Adviser will seek to invest in those Regional Banks it believes are well positioned to take advantage of the changes in the banking industry. A Regional Bank may be well positioned for a number of reasons. It may be an attractive acquisition for a bank wishing to strengthen its presence in the geographic region or to expand into interstate activities, or it may be planning on a regional merger to strengthen its position in the geographic area. The Regional Bank may be located in a geographic region with strong economic growth and be actively seeking to participate in such growth, or it may be expanding into financial services previously unavailable to it (due to an easing of regulatory constraints) in order to become a full service financial center.

Risk Factors
------------

         Banks, finance companies and other financial services organizations are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. The profitability of these concerns is largely dependent upon the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. Volatile interest rates will also affect the market value of debt securities held by the Regional Bank Fund. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

                          John Hancock Global Fund and
                          ----------------------------
                         John Hancock Global Income Fund
                         -------------------------------

         Today, more than two-thirds of the world's stock market value is traded on stock exchanges located outside of the United States. Europe is poised for economic change. The European Economic Commission has ratified the economic directives which will essentially create a single, unified market amongst the European nations allowing the free movement of goods and services within a population which is larger than that of the USA. Europe also intends to participate in the restructuring of the social and economic policies of the former Soviet Union and other Eastern bloc countries. The Pacific Region, which includes Japan, Hong Kong, Korea, Taiwan, Thailand, Singapore, Malaysia and Australia, has experienced substantial economic growth in recent years. The Global Fund provides you with access to the stock markets of the world, enabling you to diversify your investments among a variety of countries, companies and industrial sectors.

         In general, the securities in which Global Income Fund may invest include debt obligations issued or guaranteed by United States or foreign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit such as the European Currency Unit ("ECU"). The ECU is a composite currency consisting of specified amounts of each of the currencies of the member countries of the European Economic Community. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. In accordance with guidelines promulgated by the Staff of the Securities and Exchange Commission, the Fund will consider as an industry any category of such supranational entities which may have been designated by the Commission.

American Depository Receipts and European Depository Receipts
-------------------------------------------------------------

         In addition to purchasing equity securities of foreign issuers in foreign markets, Global Fund and the Global Income Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations domiciled in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. It is the current intention of JH Advisers International that no more than 5% of the Global Fund's assets will be invested in ADRs and EDRs.

Foreign Currency Transactions
-----------------------------

         Global Fund and Global Income Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

         The Global Fund and the Global Income Fund may enter into forward foreign currency exchange contracts to enhance return, as a substitute for the purchase or sale of currency or to hedge against fluctuations in currency exchange rates. The Funds' hedging transactions in forward contracts may include the following. A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to "lock-in" the United States dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and that foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         When the Adviser or JH Advisers International believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging". The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         In addition, the Funds may enter into forward contracts for non-hedging purposes. For example, if a portfolio security with an attractive rate of return is denominated in a currency (including the U.S. dollar) that is not expected to perform well, a Fund may use forward contracts to offset its exposure to the non-performing currency while retaining the security.

         Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into a Fund's long-term investment decisions made with regard to overall investment strategies. However, each Fund believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of the Fund will thereby be served. State Street Bank and Trust Company, the Funds' custodian, will place cash or liquid debt securities into a segregated account of each Fund in an amount equal to the value of that Fund's total assets committed to the consummation of forward foreign currency exchange contracts involving the purchase of foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that either Fund will be able to effect such a closing purchase transaction.

         It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

         If either the Global Fund or the Global Income Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Although the Global Fund and the Global Income Fund value their assets daily in terms of United States dollars, neither Fund intends to convert its holdings of foreign currencies into United States dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Portfolio Turnover
------------------

         The Global Income Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with similar investment objectives. For example, if the Global Income Fund writes a substantial number of call options and the market prices of the underlying securities appreciate, or if it writes a substantial number of put options and the market prices of the underlying securities depreciate, there may be a very substantial turnover of the portfolio. While the Fund will pay commissions in connection with its options transactions, government securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund.

THE FUNDS' OPTIONS TRADING ACTIVITIES

         The following information supplements the discussion in the Prospectuses regarding options transactions in which the Funds may engage.

         A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell (if the option is exercised), the underlying security or asset at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, (if the option is exercised) the underlying security or asset at the exercise price during the option period.

         The principal reason for writing covered call options on a portfolio security or foreign currency is to attempt to realize through the receipt of premiums a greater return than would be realized on the security or foreign currency alone. A covered call option writer, in return for the premium, has given up the opportunity for profit from a price increase in the underlying security or currency above the exercise price so long as its obligation continues, but has retained the risk of loss should the price of the security decline. The call option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the termination of its obligation as a writer. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or currency.

         It is the policy of each Fund to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company to prevent double taxation of the Fund and its investors. One of these requirements is that less than 30% of a Fund's gross income for each taxable year must be derived from gross gains from the sale or other disposition of certain financial assets, including stocks, securities, and most options, futures and forward contracts, held for less than three months. The extent to which the Funds may engage in options, futures and forward transactions may be materially limited by this 30% test.

Gold & Government Fund, Global Income Fund, Sovereign Achievers Fund, Managed
--------------------------------------------------------------------------------
Tax-Exempt and Regional Bank Fund
---------------------------------

         Call Options
         ------------

         Each Fund may trade in options, including purchasing calls and writing covered calls. Gold & Government Fund may write covered call options and purchase put and call options on gold bullion, U.S. Government securities and equity securities in which it may invest. Call options ("calls") may be written (i.e., sold) by each Fund if (i) the calls are listed on a domestic exchange or are traded over-the-counter; and (ii) the calls are covered, i.e., the Fund owns the assets subject to the call (or other assets acceptable for escrow arrangements) while the call is outstanding.

         Each Fund may write call options to obtain additional income. When a Fund writes a call it receives a premium and agrees to sell the callable securities to the purchaser of the call, if the option is exercised during the call period, at a fixed exercise price (which may differ from the market price) regardless of market price changes during the call period. Thus, in exchange for the premium received, the Fund foregoes any possible profit from an increase in market price over the exercise price.

         When a Fund writes a call option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The premium paid by a Fund for the purchase of a call or put option is included in the assets section of the Statement of Assets and Liabilities as an investment and subsequently adjusted to the current market value of the option. The current market value of a purchased or written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale or in the case of an unlisted option, the mean between the last bid and offering prices.

         To terminate its obligation on a call which it has written, each Fund may purchase a call in a "closing purchase transaction." (As discussed below, each Fund may also purchase calls other than as part of such transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

         Each Fund may purchase calls only if the calls are listed on a domestic exchange or traded over-the-counter. Each Fund will purchase call options to attempt to obtain capital appreciation. When a Fund buys a call, it pays a premium and has the right to buy the callable securities from the seller of a call during a period at a fixed exercise price. The Fund benefits only if the market price of the callable securities is above the call price during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying security.

         In the case of Gold & Government Fund, hedging by writing covered call options on gold bullion is similar to hedging through the use of similar options on securities as described above. In addition, Gold & Government Fund may purchase call options on gold bullion if it desires to achieve a more rapid exposure to anticipated increases in the price of gold mining shares or gold bullion than is practical by buying such assets.

         Put Options
         -----------

         Any of the Funds may purchase put options ("puts") if they are listed on a domestic exchange or traded over-the-counter. None of the Funds may write
(sell) puts, but may resell puts previously purchased by it to third parties who are not broker-dealers. When a Fund buys a put, it pays a premium and has the right to sell the underlying assets to the seller of the put during the put period at a fixed exercise price.

         Each Fund may buy puts related to securities it owns ("protective puts") or to securities it does not own ("nonprotective puts"). Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the underlying securities below the exercise price by selling them through the exercise of the put. Thus, protective puts will assist the Funds in achieving their investment objectives of capital appreciation by protecting them against a decline in the market value of their portfolio securities.

         Buying a non-protective put permits each Fund, if the market price of the underlying securities is below the put price during the put period, either to resell the put or to buy the underlying securities and sell them at the exercise price. A non-protective put can enable each Fund to achieve appreciation during a period when the price of securities underlying such put is declining. If the market price of the underlying securities is above the exercise price and as a result, the put is not exercised or resold (whether or not at a profit), the put will become worthless at its expiration date.

         In the case of the Gold & Government Fund, hedging by purchasing put options on gold bullion is similar to hedging through the use of similar options on securities as described above.

Government Fund
---------------

         Writing Covered Options on Government Securities
         ------------------------------------------------

         The Government Fund may write (sell) covered call options and covered put options on all or any part of the Fund's portfolio of Government Securities. The Government Fund may write (i.e., sell) options which are traded on registered securities exchanges ("Exchanges") and may also write options on Government Securities which are traded over-the-counter. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price if the option is exercised during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security at the exercise price during the option period. The Fund may also write straddles (combinations of covered puts and calls on the same underlying security).

         The Government Fund writes only "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. See "Risk Factors Applicable to Options" below.

         The Government Fund will be considered "covered" with respect to a put option it writes if, as long as it is obligated as the writer of a put option, it deposits and maintains with its Custodian, cash, Government Securities or other high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price as so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then-market value of the underlying security.

         Because the Government Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

         The extent to which the Government Fund may write covered call and put options and enter into so-called "straddle" transactions may be limited by the Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such.

         Purchasing Put Options on Government Securities
         -----------------------------------------------

         The Government Fund may purchase put options on optionable Government Securities in anticipation of a price decline in the underlying security. This contemplates the purchase of put options at a time when the Fund does not own the underlying security and it seeks to benefit from an anticipated decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. Further, unless the put option is sold in a closing sale transaction, in order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

         The Government Fund may also purchase put options ("protective puts") to protect its holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         The Government Fund will not invest more than 5% of its net assets in put options.

Risk Factors Applicable to Options (Government Fund, Gold & Government Fund and
-------------------------------------------------------------------------------
Global Income Fund Only)
------------------------

         ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Government Fund or the Gold & Government Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, such Fund may be hedged from a risk standpoint. In addition, each Fund will maintain in a segregated account with its custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open options obligations.

         ADDITIONAL RISKS OF OPTIONS ON GOVERNMENT SECURITIES. The Gold & Government Fund, the Government Fund and the Global Income Fund may purchase and sell options on Government Securities including securities issued by the Government National Mortgage Association. Certain options on Government Securities are traded "over-the-counter" rather than on an exchange. This means that each of these Funds will enter into such options with particular broker-dealers who make markets in these options. With respect to options not traded on an exchange, there is the additional risk that a Fund may not be able to enter into a closing transaction with the other party to the option on satisfactory terms or that such other party may be unable to fulfill its contractual obligations. However, the Adviser or JH Advisers International, as the case may be, will enter into transactions in non-listed options only with responsible dealers where it does not believe that the foregoing factors present a material risk. There is no assurance that the Funds will be able to effect closing transactions at any particular time or at an acceptable price. A Fund's ability to terminate options positions in Government Securities may involve the risk that broker-dealers participating in such transactions will fail to meet their obligations to the Fund. The Funds will purchase options on Government Securities only from broker-dealers whose debt securities are investment grade (as determined by the Boards of Trustees).

All Funds
---------

         Put and Call Options:  General
         ---------------------  -------

         A call option position may be closed out only on an exchange which provides a secondary market for options of the same series or, in the case of an over-the-counter option, only with the other party to the transaction. In general, exchange-traded options are third-party contracts (i.e. performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter transactions are two-party contracts with price and terms negotiated by the buyer and seller. There is no assurance that the Funds will be able to close out options acquired or sold over-the-counter.

         The Funds will acquire only those over-the-counter options for which management believes the Funds can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those over-the-counter options valued by an independent pricing service. The Funds will write and purchase over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that over-the-counter options are illiquid securities, subject to the restriction that illiquid securities are limited to not more than 10% of a Fund's assets. The SEC, however, has a partial exemption from the above restrictions on transactions in over-the-counter options. The SEC allows a Fund to exclude from the 10% limitation on illiquid securities a portion of the value of the over-the-counter options written by the fund, provided that certain conditions are met. First, the other party to the over-the-counter options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Funds would have an absolute contractual right to repurchase the over-the-counter options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the over-the-counter option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the over-the-counter option, less the over-the-counter option's intrinsic value.

         Although the Funds will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event that no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If Fund cannot close out an exchange-traded or over-the-counter option which it holds, it would have to exercise such option in order to realize any profit and would incur transaction costs on the purchase or sale of underlying assets. If the Government Fund, Gold & Government Fund, Sovereign Achievers Fund, Regional Bank Fund, Global Fund or Global Income Fund, as covered call option writers, are unable to effect a closing purchase transaction, they will not be able to sell the underlying assets until the option expires or they deliver the underlying asset upon exercise. Accordingly, these Funds may run the risk of either foregoing the opportunity to sell the underlying asset at a profit or being unable to sell the underlying asset as its price declines.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the exchanges and the Options Clearing Corporation have had only limited experience with the trading of certain options and the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The put and call options activities of Government Fund, Gold & Government Fund, Sovereign Achievers Fund, Regional Bank Fund, Global Fund and Global Income Fund may affect their turnover rates and the amount of brokerage commissions paid by them. The exercise of calls written by these Funds may cause them to sell portfolio securities or other assets at times and amounts controlled by the holder of a call, thus increasing the Funds' portfolio turnover rates and brokerage commission payments. The exercise of puts purchased by the Fund may also cause the sale of securities or other assets, also increasing turnover. Although such exercise is within the Funds' control, holding a protective put might cause the Funds to sell the underlying securities or other assets for reasons which would not exist in the absence of the put. Holding a non-protective put might cause the purchase of the underlying securities or other assets to permit the Funds to exercise the put. The put and call activities of Gold & Government Fund will be restricted by the limited availability of options relating to mining securities and foreign investments that are listed on domestic exchanges or quoted at some future date on NASDAQ.

         A Fund will pay a brokerage commission each time it buys or sells a put or call or buys or sells a security in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of equity securities.

         There is no limit as to how many times either the Global Fund's or the Global Income Fund's options positions may be replaced and therefore the potential risks to each Fund may be greater than 5% of its net assets. Successful use by the Adviser or JH Advisers International of options on securities, foreign currencies and/or forward foreign currency exchange contracts will be based upon predictions by the Adviser or JH Advisers International as to anticipated movements of foreign currency exchange rates and/or interest rates.

         The Funds' Custodian, or a securities depository acting for it, will act as the Funds' escrow agent as to the securities on which they have written calls, or as to other securities acceptable for such escrow, so that pursuant to the rules of the Options Clearing Corporation and certain exchanges, no margin deposit will be required of the Funds. Until the securities are released from escrow, they cannot be sold by the Funds; this release will take place on the expiration of the call or the Funds' entering into a closing purchase transaction. For information on the valuation of the puts and calls, see "Net Asset Value."





THE FUNDS' INVESTMENTS IN FUTURES CONTRACTS

         The following information supplements the discussion in the Prospectuses regarding investment by certain Funds in futures contracts and related options.

INTEREST RATE FUTURES CONTRACTS. The Government Fund, Managed Tax-Exempt Fund, Gold & Government Fund and Global Income Fund may invest in interest rate futures contracts and related options that are traded on a United States or foreign exchange or board of trade.

     Currently, interest rate futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association mortgage-backed certificates, U.S. Treasury bills and ninety-day commercial paper.

         The purpose of the purchase or sale of interest rate futures contracts by the Funds will be to protect the Funds from fluctuations in interest rates without necessarily buying or selling fixed income securities. For example, if a Fund owns bonds and interest rates are expected to increase, that Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against having to make an anticipated purchase of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market has stabilized. At this time, that Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated. To the extent a Fund enters into futures contracts for this purpose, it will maintain in a segregated account assets sufficient to cover its obligations with respect to such futures contracts, which will consist of cash or U.S. Government or other high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. The Managed Tax-Exempt Fund may invest in municipal bond index futures contracts that are traded on a United States exchange or board of trade. Such investments may be made by the Fund solely for the purposes of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation.

         A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

         The purpose of the acquisition or sale of a municipal bond index futures contract by the Managed Tax-Exempt Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on municipal securities without actually buying or selling long-term municipal securities. For example, if the Fund owns long-term bonds and interest rates are expected to increase, it might sell municipal bond index futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term municipal securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the municipal securities in the Managed Tax-Exempt Fund's portfolio may exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts might only mitigate - but not totally offset - the decline in the value of the portfolio.

         Similarly, when it is expected that interest rates may decline, municipal bond index futures contracts could be purchased to hedge against the Managed Tax-Exempt Fund's anticipated purchases of long-term municipal securities at higher prices. Since the rate of fluctuation in the value of municipal bond index futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could be used to buy long-term bonds in the cash market. The Managed Tax-Exempt Fund could accomplish similar results by selling municipal securities with long maturities and investing in municipal securities with short maturities when interest rates are expected to increase or buying municipal securities with long maturities and selling municipal securities with short maturities when interest rates are expected to decline. However, in circumstances when the market for municipal securities may not be as liquid as that for the municipal bond index futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

GOLD BULLION FUTURES CONTRACTS. The Gold & Government Fund may invest in gold bullion futures contracts and related options that are traded on a United States exchange or board of trade. Such investments may be made by the Gold & Government Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in gold prices, interest rates or market conditions, and not for the purposes of speculation.

         Generally, futures contracts on gold bullion are similar to the interest rate futures contracts discussed above. By entering into gold bullion futures contracts, the Fund will be able to establish the rate at which it will be entitled to purchase set amounts of gold bullion in a future month. By selling such futures, the Fund can establish the price it will receive in the delivery month for a specified amount of gold bullion, or the Fund can attempt to "lock in" the value of some or all of the gold bullion held in its portfolio at a particular time.

FOREIGN CURRENCY FUTURES CONTRACTS. The Global Income Fund may invest in foreign currency futures contracts and related options that are traded on a United States foreign exchange or board of trade.

         Foreign currency futures contracts can be purchased and sold with respect to the British Pound, Deutsche Mark, Japanese Yen and other currencies or groups of currencies in which securities held by the Global Income Fund are denominated or which are sufficiently correlated with such currencies as to constitute an appropriate vehicle for hedging.

         Generally, foreign currency futures contracts are similar to the interest rate futures contracts discussed above. By entering into foreign currency futures contracts, the Global Income Fund will be able to establish the rate at which it will be entitled to exchange U.S. dollars (or another foreign currency) for another currency in a future month. By selling currency futures, the Fund can establish the number of dollars (or another foreign currency) it will receive in the delivery month for a certain amount of a foreign currency against the U.S. dollar (or another foreign currency), or the Fund can attempt to "lock in" the U.S. dollar value (or other foreign currency value) of some or all of the securities held in its portfolio and denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in the delivery month. For example, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

FOREIGN DEBT SECURITIES FUTURES CONTRACTS. The Global Income Fund may also invest in foreign debt futures contracts that are traded on a U.S. exchange or board of trade or, consistent with U.S. Commodity Futures Trading Commission regulations, traded on foreign exchanges. Such investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, foreign currency exchange rates or market conditions, and not for the purpose of speculation.

         Foreign debt futures contracts are similar to the interest rate futures contracts discussed above. By purchasing a futures contract, the Global Income Fund will legally obligate itself to accept delivery of the underlying foreign debt security and pay the agreed price; by selling a foreign debt futures contract, it will legally obligate itself to make delivery of the security against payment of the agreement price. Futures contracts for the purchase and sale of foreign debt futures contracts currently are actively traded on the London International Financial Futures Exchange, the Tokyo Stock Exchange and the Paris Stock Exchange.

RISK FACTORS. Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as "initial margin", as a type of performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The required amount of initial margin is subject to change by the board of trade or exchange on which the contract is traded and members of such board of trade or exchange may charge a higher amount. Subsequent payments, known as "variation margin", to and from the broker, will be made on a daily basis as the price of the futures contract fluctuates making long and short positions in the contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position, which will operate to terminate the Fund's existing position in the futures contract.

         There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Funds is subject to the Adviser's ability to predict correctly movements in the direction of interest rates, gold prices or foreign currency exchange rates, as the case may be. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in such rates and prices. In addition, there can be no assurance that there will be a correlation between movements in the price of the futures contracts and movements in the price of the related securities, gold or foreign currencies which are the subject of the hedge. The degree of imperfection or correlation depends upon various circumstances such as, for example, variations in speculative market demand for futures contracts and the specific securities, gold or foreign currencies being hedged and upon the securities, gold or foreign currencies, as the case may be, underlying the futures contracts.

         Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of the futures position and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities, gold or foreign currencies, as the case may be, will, in fact, correlate with the price movements in the respective futures contracts and thus provide an offset to losses on such futures contracts.

         If a Fund has hedged against the possibility of an increase in interest rates, gold prices or foreign currency rates adversely affecting the value of the securities, gold bullion or foreign currencies held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the respective securities, gold bullion or foreign currencies which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates, gold prices or foreign currency exchange rates, as the case may be. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON INTEREST RATE, GOLD BULLION AND FOREIGN CURRENCY FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         The Funds may purchase and write put and call options on interest rate, gold bullion and foreign currency futures contracts, as the case may be, that are traded on a United States exchange or board of trade as a hedge against the value of their portfolio securities due to anticipated changes in interest rates, gold prices, foreign currency exchange rates or market conditions, and may enter into closing transactions with respect to such options to terminate existing positions.

         In addition to the risks which apply to futures transactions generally as described above, there are additional risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase or sale of put or call options will be based upon predictions as to anticipated interest rate trends, gold bullion or foreign currency valuation trends, as the case may be, by the Adviser which could prove to be incorrect. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged. In addition, the ability of the Funds to trade in futures contracts may be materially limited by the requirements of the Internal Revenue Code.

         When a Fund writes a call option or put option it will be required to deposit initial margin and variation margin pursuant to broker's requirements similar to those applicable to futures contracts. In addition, net option premiums received for writing options will be included as initial margin deposits.

         There is no limit as to how many times the Gold & Government Fund's or the Global Income Fund's options positions may be replaced, and, therefore, the potential risks to those Funds may be greater than 5% of their net assets. Successful use by the Adviser of options will be based upon predictions by the Adviser as to anticipated movements of interest rates, gold prices and/or foreign currency exchange rates.


CERTAIN INVESTMENT PRACTICES

         The following information supplements the discussion of the Funds' investment strategies and techniques in the Prospectuses.

Investment in Foreign Securities
--------------------------------

         Because of the following considerations, shares of the Global Fund and the Global Income Fund should not be considered a complete investment program. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. Foreign issuers are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

         It is contemplated that most foreign securities will be purchased in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Global Fund's and the Global Income Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to each Fund's shareholders. See "Tax Status".

         Investors should understand that the expense ratio of each of the Global Fund and the Global Income Fund can be expected to be higher than that of investment companies investing in domestic securities since the expenses of the Funds, such as the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds, are higher.

Repurchase Agreements
---------------------

         The Funds may also enter into repurchase agreements with domestic broker-dealers, banks and financial institutions, but Government Fund, Managed Tax-Exempt Fund, Gold & Government Fund, Sovereign Achievers Fund, Global Fund and Global Income Fund may not invest more than 10% and Regional Bank Fund may not invest more than 5% of their respective net assets in repurchase agreements having maturities of greater than seven days.

         A repurchase agreement is a contract pursuant to which a Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to a broker-dealer, bank or financial institution which agrees to reacquire the securities at a mutually agreed upon time and price. Repurchase agreements, which are usually for periods of one week or less, enable a Fund to invest its cash reserves at fixed rates of return. A Fund may enter into repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the institution's repurchase obligation. The Global Fund and the Global Income Fund will only enter into repurchase agreements which are collateralized at all times by U.S. Government obligations. To minimize the risk of loss the Funds will enter into repurchase agreements only with institutions and dealers which the Boards of Trustees of the Trusts consider to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause the relevant Fund some loss, as well as legal expense, if the value of the securities declined prior to liquidation.

When-Issued and Delayed Delivery Securities
-------------------------------------------

         As stated in the Prospectus, the Managed Tax-Exempt Fund may purchase and sell municipal securities and the Gold & Government Fund and the Global Income Fund may purchase and sell fixed income securities (including GNMA, FHLMC and FNMA Certificates) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may be expected to settle within three months from the date the transactions are entered into. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

         To the extent that a Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund set aside cash to satisfy its purchase commitment.

         When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its Custodian cash, Government Securities or other high-grade debt obligations readily convertible into cash having an aggregate value equal to the amount of such purchase commitments until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitment. The Government Fund, the Global Income Fund and the Managed Tax-Exempt Fund will likewise segregate securities they sell on a delayed delivery basis.

         The Managed Tax-Exempt Fund expects that commitments to purchase when-issued securities will not normally exceed 25% of its net asset value.

Stand-By Commitments
--------------------

         When the Managed Tax-Exempt Fund exercises a stand-by commitment that it has acquired from a dealer with respect to a municipal security held in its portfolio, the dealer will normally pay to the Managed Tax-Exempt Fund an amount equal to: (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Managed Tax-Exempt Fund, although it could sell the underlying municipal securities to a third party at any time.

         The Managed Tax-Exempt Fund intends to enter into stand-by commitments only with those banks which, in the opinion of the Adviser, present minimal credit risk. The Managed Tax-Exempt Fund may pay for stand-by commitments either separately, in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid for outstanding stand-by commitments held by the Managed Tax-Exempt Fund is not expected to exceed 1/2 of 1% of the Fund's total asset value calculated immediately after each stand-by commitment is acquired. The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Managed Tax-Exempt Fund would be valued at zero in determining net asset value. Where the Fund paid directly or indirectly for a stand-by commitment, its cost would be amortized over the period the commitment is held by the Fund. Although Federal income tax law may not be entirely clear in certain cases, the Fund intends to take the position that it is the owner of municipal securities it holds subject to stand-by commitments.

Leverage Through Borrowing
--------------------------

         The Government Fund may borrow from banks to increase its portfolio holdings of Government Securities. Such borrowings will be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to such borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary extraordinary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. Money borrowed for leveraging will be subject to interest costs which may or may not exceed the investment return received from the securities purchased.

         The Fund may also borrow money for temporary extraordinary or emergency purposes. Such borrowings may not exceed 5% of the value of the Fund's total assets when the loan is made. The Fund may pledge up to 10% of the lesser of cost or value of its total assets to secure such borrowings.

Trading of Securities
---------------------

         The Government Fund may trade those Government Securities which are not covering outstanding options positions and are not on loan to broker-dealers if the Fund's Adviser believes that there are opportunities to exploit differentials in prices and yields or fluctuations in interest rates, consistent with its investment objective.

Investment in Rule 144A Securities and Other Restricted Securities
------------------------------------------------------------------

         The Funds may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 and other securities for which market quotations are not readily available if the Funds' Boards of Trustees or the Adviser have determined under Board-approved guidelines that such restricted securities are liquid. The Boards of Trustees will determine as a question of fact the liquidity of Rule 144A securities in each Fund's portfolio using the guidelines set forth below.

         In their determination of liquidity, the Boards of Trustees will consider the following factors, among others: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). In accordance with Rule 144A, each Board intends to delegate its responsibility to the Adviser to determine the liquidity of each restricted security purchased by the Funds pursuant to Rule 144A, subject to the Board's oversight and review. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing the Rule 144A securities. The Funds will not invest more than 5% of their total assets in Rule 144A securities without first supplementing the prospectuses and providing additional information to shareholders.

         The Funds may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Funds' Boards of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 10% of the value of its assets is invested in illiquid securities (including repurchase agreements which mature in more than seven days and options which are traded over-the-counter and their underlying securities), the Fund will bring its holdings of illiquid securities below the 10% limitation.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions
-----------------------------------

         The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) 50% of the Fund's outstanding shares.

         A Fund may not:

          1. PURCHASES ON MARGIN AND SHORT SALES. Purchase securities on margin or sell short, except that a Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

          2. BORROWING. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of (a) 5% of the value of the Fund's net assets at the time of such borrowing with respect to the Gold & Government Fund, Regional Bank Fund and Sovereign Achievers Fund; (b) 10% of the value of the Fund's total assets at the time of such borrowing with respect to the Managed Tax-Exempt Fund, Global Fund and Global Income Fund, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding; and (c) with respect to the Government Fund, 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed).

          3. UNDERWRITING SECURITIES. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities. (See also Restriction 14.)

          4. SENIOR SECURITIES. Issue senior securities except as appropriate to evidence indebtedness which a Fund is permitted to incur, provided that, to the extent applicable, (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of a Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of a Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

          5. WARRANTS. With respect to the Managed Tax-Exempt Fund and Government Fund, invest in marketable warrants to purchase common stock; with respect to the Gold & Government Fund, Regional Bank Fund and Sovereign Achievers Fund, invest more than 5% of the value of the Fund's net assets in marketable warrants to purchase common stock; and with respect to the Global Fund and the Global Income Fund, invest more than 5% of the Fund's total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the Fund's total assets in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

          6. SINGLE ISSUER LIMITATION/DIVERSIFICATION. Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that with respect to all Funds, up to 25% of the value of a Fund's total assets may be invested without regard to these limitations. This restriction does not apply to Global Income Fund, which is a non-diversified fund under the 1940 Act.

          7. SINGLE CLASS OF ISSUER LIMITATION. Acquire more than 5% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For this purpose, all outstanding bonds, preferred stocks, and other evidences of indebtedness shall be deemed a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences. This Restriction does not apply to the Managed Tax-Exempt Fund or Global Income Fund.

          8. REAL ESTATE. Purchase or sell real estate although a Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that no Fund will purchase real estate limited partnership interests.

          9. COMMODITIES; COMMODITY FUTURES; OIL AND GAS EXPLORATION AND DEVELOPMENT PROGRAMS. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except a Fund (other than the Regional Bank Fund) may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

          10. MAKING LOANS. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 14) in accordance with its investment objectives and policies and, with respect to the Sovereign Achievers Fund, Government Fund, Global Fund and Global Income Fund, make loans of portfolio securities provided that as a result, no more than 5% of the Sovereign Achievers Fund's total assets, 10% of the Global Fund's total assets and 30% of the total assets of the Government Fund or Global Income Fund, taken at current value would be so loaned.

          11. SECURITIES OF OTHER INVESTMENT COMPANIES. Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of a Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of the Fund's total assets would be invested in securities of any closed-end investment companies in general. In addition, a Fund may not invest in the securities of closed-end investment companies except by purchase in the open market involving only customary broker's commissions.

          12. INDUSTRY CONCENTRATION. Purchase any securities which would cause more than 25% of the market value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided that, notwithstanding the foregoing, (A) the Gold & Government Fund will invest more than 25% of its total assets in gold and gold mining industries, and will not at any time have less than 65% of its total assets invested in some combination of gold and gold mining securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (B) the Regional Bank Fund will invest more than 25% of its total assets in issuers in the banking industry; all as more fully set forth in the Prospectus. For purposes of this Restriction, with respect to the Managed Tax-Exempt Fund, state and municipal governments and their political subdivisions are not considered members of any industry. With respect to Managed Tax-Exempt Fund, this limitation shall not be applicable to investments in Tax-Exempt securities issued by any state and municipal governments and their political subdivisions. With respect to Global Income Fund, this restriction will apply to obligations of a foreign government unless the Securities and Exchange Commission permits their exclusion.

Nonfundamental Investment Restrictions
--------------------------------------

         The following restrictions are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

         A Fund may not:

          13. OPTIONS TRANSACTIONS. Write, purchase, or sell puts, calls or combinations thereof except that a Fund may write, purchase or sell puts and calls on securities as described in the Prospectuses, and the Global Income Fund may purchase or sell puts and calls on foreign currencies as described in the Prospectus.

          14. ILLIQUID SECURITIES. Purchase or otherwise acquire any security if, as a result, more than 10% of a Fund's net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of l933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid.

          15. ACQUISITION FOR CONTROL PURPOSES. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

          16. UNSEASONED ISSUERS. Purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value, except this restriction shall not apply to (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) securities of such issuers which are rated by at least one nationally recognized statistical rating organization. With respect to Managed Tax-Exempt Fund, this restriction shall not apply to municipal obligations for the payment of which is pledged the faith, credit and taxing power of any person authorized to issue such securities. With respect to the Global Income Fund, this restriction shall not apply to obligations issued or guaranteed by any foreign government or its agencies or instrumentalities.

          17. BENEFICIAL OWNERSHIP OF OFFICERS AND DIRECTORS OF FUND AND ADVISEr. Purchase or retain the securities of any issuer if those officers or trustees of a Fund or officers or directors of the Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

          18. HYPOTHECATING, MORTGAGING AND PLEDGING ASSETS. Hypothecate, mortgage or pledge any of its assets except (a) with respect to the Gold & Government Fund, Regional Bank Fund, Sovereign Achievers Fund and Managed Tax-Exempt Fund, to secure loans as a temporary measure for extraordinary purposes and (b) with respect to Government Fund, Global Fund and Global Income Fund, as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets, taken at cost. For the purpose of this restriction, (i) forward foreign currency exchange contracts are not deemed to be a pledge of assets, (ii) the purchase or sale of securities by a Fund on a when-issued or delayed delivery basis and collateral arrangements with respect to the writing of options on debt securities or on futures contracts are not deemed to be a pledge of assets; and (iii) the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge of assets.

          19. JOINT TRADING ACCOUNTS. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

          20. Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions (with the exception of Restriction 2 permitting Government Fund to borrow up to 33 1/3%, and Sovereign Achievers Fund to borrow up to 5% of the value of their total assets).

         The Global Income Fund has registered as a "non-diversified" investment company under the Investment Company Act of 1940. However, the Fund intends to limit its investments to the extent required by the diversification requirements of the Internal Revenue Code. See "Taxes".

         In addition, it is a fundamental policy of the Managed Tax-Exempt Fund that the Managed Tax-Exempt Fund will invest at least 80% of its total assets in municipal securities with varying maturities, the interest from which is, in the opinion of bond counsel for the issuer, exempt from federal income tax.

TAX STATUS

         Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification if its assets, each Fund will not be subject to Federal income tax on taxable income (including net short-term and long-term capital gains from the disposition of portfolio securities or the right to when-issued securities prior to issuance or the lapse, exercise, delivery under or closing out of certain options, futures and forward contracts, income from repurchase agreements and other taxable securities, income attributable to accrued market discount, and a portion of the discount from certain stripped tax-exempt obligations or their coupons) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

         Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectuses whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         Distributions of tax-exempt interest ("exempt-interest dividend") timely designated as such by the Managed Tax-Exempt Fund to its shareholders will be treated as tax-exempt interest under the Code, provided that such Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in tax-exempt obligations. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of the Managed Tax-Exempt Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprised of its total income during the period of any particular shareholder's investment. This Fund will report to Shareholders the amount designated as exempt-interest dividends for each year.

         Interest income from certain types of tax-exempt bonds that are private activity bonds in which the Managed Tax-Exempt Fund may invest is treated as an item of tax preference for purposes of the Federal alternative minimum tax. To the extent that the Managed Tax-Exempt Fund invests in these types of tax-exempt bonds, shareholders will be required to treat as an item of tax preference for Federal alternative minimum purposes that part of such Fund's exempt-interest dividends which is derived from interest on these tax-exempt bonds. Exempt-interest dividends derived from interest income from all tax-exempt bonds may be included in corporate "adjusted current earnings" for purposes of computing the alternative minimum tax liability, if any, of corporate shareholders of the Managed Tax-Exempt Fund.

         If a Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. Income from investments in commodities, such as gold and certain related derivative instruments, is also not treated as qualifying income under this test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service Pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

         If a Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credits. Tax-exempt shareholders will ordinarily not benefit from this elections. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in computing its taxable income.

         For each Fund, the amount of net realized short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Automatic Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although its present intention is to distribute all net short-term and long-term capital gains, if any, each Fund reserves the right to retain and reinvest all or any portion of its "net capital gain", which is the excess, as computer for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net long-term capital gains realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of a Fund. Each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder of the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, each Fund is permitted to carryforward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund, as noted above, would not be distributed as such to shareholders. The capital loss carryforwards for each of the Funds are as follows: John Hancock Sovereign U.S. Government Income Fund has $43,025,223 of capital loss carryforwards which will expire October 31, 1997 -- $282,637, October 31, 2002-- $16,549,431 and October 31, 2003 -- $26,193,155.
John Hancock Managed Tax Exempt Fund has no capital loss carryforwards. John Hancock Gold & Government Fund has $11,789,591 of capital loss carryforwards which will expire October 31, 2002 -- $8,066,420 and October 31, 2003 -- $3,723,171. John Hancock Sovereign Achievers Fund has no capital loss carryforwards. John Hancock Regional Bank Fund has no capital loss carryforwards. John Hancock Global Fund has no capital loss carryforwards. John Hancock Global Income Fund has $3,413,372 which will expire October 31, 2002.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Managed Tax-Exempt Fund will not be deductible for Federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such Fund. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of this Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

         For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Only Sovereign Achievers Fund and Regional Bank Fund would generally have any significant portion of its distributions treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into futures, options, and forward transactions.

         Certain options, futures and forward foreign currency transactions undertaken by a fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forward, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable a tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

         The Funds are not subject to Massachusetts corporate excise or franchise taxes, provided that a fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of each Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and directors of the Adviser or officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

         The following table sets forth the principal occupation of employment of the Trustees and principal officers of the Funds during the past five years:


   NAME AND ADDRESS                     POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
   ----------------                     WITH REGISTRANTS            DURING PAST 5 YEARS
                                        ----------------            -------------------
   *Edward J. Boudreau, Jr.             Chairman (3,4)              Chairman and Chief Executive Officer, the
                                                                    Adviser and The Berkeley Financial Group
                                                                    ("The Berkeley Group"); Chairman, NM
                                                                    Capital Management, Inc. ("NM Capital");
                                                                    John Hancock Advisers International
                                                                    Limited ("Advisers International"); John
                                                                    Hancock Funds, Inc., ("John Hancock
                                                                    Funds"); John Hancock Investor Services
                                                                    Corporation ("Investor Services") and
                                                                    Sovereign Asset Management Corporation
                                                                    ("SAMCorp") (herein after the Adviser,
                                                                    The Berkeley Group, NM Capital, Advisers
                                                                    International, John Hancock Funds,
                                                                    Investor Services and SAMCorp are
                                                                    collectively referred to as the
                                                                    "Affiliated Companies"); Chairman, First
                                                                    Signature Bank & Trust; Director, John
                                                                    Hancock Freedom Securities Corp., John
                                                                    Hancock Capital Corp., New England/Canada
                                                                    Business Council; Member, Investment
                                                                    Company Institute Board of Governors;
                                                                    Director, Asia Strategic Growth Fund,
                                                                    Inc.; Trustee, Museum of Science;
                                                                    President, the Adviser (until July 1992);
                                                                    Chairman, John Hancock Distributors, Inc.
                                                                    until April 1994.

------------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.


   NAME AND ADDRESS                     POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
   ----------------                     WITH REGISTRANTS            DURING PAST 5 YEARS
                                        ----------------            -------------------

    Douglas M. Costle                   Trustee (1, 2)              Director, Chairman of the Board and
    RR2 Box 480                                                     Distinguished Senior Fellow, Institute
    Woodstock, Vermont 05091                                        for Sustainable Communities, Montpelier,
                                                                    Vermont, since 1991.  Dean Vermont Law School,
                                                                    until 1991. Director, Air and Water
                                                                    Technologies Corporation (environmental
                                                                    services and equipment), Niagara Mohawk Power
                                                                    Company (electric services) and MITRE Corporation
                                                                    (governmental consulting services).

    Leland O. Erdahl                    Trustee (1, 2)              President and Director of Nature Quality
    8046 Mackenzie Court                                            Ingredients Company, Inc. and Sante Fe
    Las Vegas, NV  89129                                            Ingredients Company, Inc. , private food
                                                                    processing companies. Director of Uranium
                                                                    Resources, Inc. President of Stolar, Inc.
                                                                    from 1987 to 1991 and President of
                                                                    Albuquerque Uranium Corporation from 1985
                                                                    to 1992.  Director of Freeport-McMoRan
                                                                    Copper & Gold Company, Inc., Hecla Mining
                                                                    Company, Canyon Resources Corporation and
                                                                    Original Sixteen to One Mines, Inc.  From
                                                                    1984 to 1987 and 1991, management
                                                                    consultant.


-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.




 NAME AND ADDRESS                       POSITION(S) HELD            PRINCIPAL OCCUPATION(S)
 ----------------                       WITH REGISTRANTS            DURING PAST 5 YEARS
                                        ----------------            -------------------
Richard A. Farrell                     Trustee(1, 2)                President of Farrell, Healer & Co., a venture
Venture Capital Partners                                            capital management firm, since 1980.  Prior to
160 Federal Street                                                  that date, Mr. Farrell headed the venture
23rd Floor                                                          capital group at Bank of Boston Corporation.
Boston, MA  02110

William F. Glavin                      Trustee (1, 2)               President, Babson College; Vice Chairman, Xerox
Babson College                                                      Corporation until June 1989.  Director, Caldor
Horn Library                                                        Inc. and Inco Ltd.
Babson Park, MA 02157

Dr. John A. Moore                      Trustee (1, 2)               President and Chief Executive Officer, Institute
Institute for Evaluating                                            for Evaluating Health Risks, a nonprofit
Health Risks                                                        institution, since September 1989. Assistant
1629 K Street NW                                                    Administrator of the Office of Pesticides and
Suite 402                                                           Toxic Substances at the Environmental Protection
Washington, DC 20006                                                Agency from December 1983 to July 1989.

Patti McGill Peterson                  Trustee (1, 2)               President, St. Lawrence University;  Director,
St. Lawrence University                                             Niagara Mohawk Power Corporation and Security
110 Vilas Hall                                                      Mutual Life.
Canton, NY  13617

John W. Pratt                          Trustee (1, 2)               Professor of Business Administration at Harvard
2 Gray Gardens East                                                 University Graduate School of Business
Cambridge, MA  02138                                                Administration (Since 1961).

Robert G. Freedman                     Vice Chairman and Chief      Vice Chairman and Chief Investment Officer, the
                                       Investment Officer (4)       Adviser; President (until December 1994).

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.


NAME AND ADDRESS                       POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
----------------                       WITH REGISTRANTS             DURING PAST 5 YEARS
                                       ----------------             -------------------
Anne C. Hodsdon                        President (4)                President and Chief Operating Officer,
                                                                    the Adviser; Executive Vice President,
                                                                    the Adviser (until December 1994); Senior
                                                                    Vice President; the Adviser (until
                                                                    December 1993).

James B. Little                        Senior Vice President,       Senior Vice President, the Adviser.
                                       Chief Financial Officer

Thomas H. Drohan                       Senior Vice President and    Senior Vice President and Secretary, the
                                       Secretary                    Adviser.

John A. Morin                          Vice President               Vice President, the Adviser.

Susan S. Newton                        Vice President, Assistant    Vice President and Assistant Secretary,
                                       Secretary and Compliance     the Adviser.
                                       Officer

James J. Stokowski                     Vice President and           Vice President, the Adviser.
                                       Treasurer

-----------
*Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.
(1)  Member of the Audit Committees of the Trusts.
(2)  Member of the Committees on Administration of the Trusts.
(3)  Member of the Executive Committee of each Trust. The Executive Committee may generally exercise most powers of the Trustees between regularly scheduled meetings of the Board of Trustees.
(4)  Member of the Investment Committee of the Adviser.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


         The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund
Complex to the Independent Trustees for their services. Mr. Boudreau, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.


                                        AGGREGATE COMPENSATION
                                        ----------------------

                                SOVEREIGN U.S.
                                --------------
INDEPENDENT TRUSTEES              GOVERNMENT*        MANAGED TAX- EXEMPT*        GOLD & GOVERNMENT*
--------------------              -----------        --------------------        ------------------

William A. Barron, III**            $ 9,344                 $ 4,232                    $  704
Douglas M. Costle                     9,344                   4,232                       704
Leland O. Erdahl                      9,344                   4,232                       704
Richard A. Farrell                    9,690                   4,388                       731
William F. Glavin                     2,774                   1,275                        84
Patrick Grant**                       9,805                   4,440                       740
Ralph Lowell, Jr.**                   9,344                   4,232                       704
Dr. John A. Moore                     9,344                   4,232                       704
Patti McGill Peterson                 9,344                   4,232                       704
John W. Pratt                         9,344                   4,232                       704
                                    -------                 -------                    ------
                   Totals           $87,677                 $39,727                    $6,483


                                          AGGREGATE COMPENSATION
                                          ----------------------

                                  SOVEREIGN
                                  ---------
INDEPENDENT TRUSTEES              ACHIEVERS*        REGIONAL BANK*        GLOBAL*        GLOBAL INCOME*
--------------------              ----------        --------------        -------        --------------

William A. Barron, III**            $ 2,105             $ 13,754          $ 2,283            $ 2,190
Douglas M. Costle                     2,105               13,754            2,283              2,190
Leland O. Erdahl                      2,105               13,754            2,283              2,190
Richard A. Farrell                    2,183               14,218            2,367              2,271
William F. Glavin                       630                4,214              670                651
Patrick Grant**                       2,208               14,372            2,395              2,299
Ralph Lowell, Jr.**                   2,105               13,754            2,283              2,190
Dr. John A. Moore                     2,105               13,754            2,283              2,190
Patti McGill Peterson                 2,105               13,754            2,283              2,190
John W. Pratt                         2,105               13,754            2,283              2,190
                                    -------             --------          -------            -------
                   Totals           $19,756             $129,082          $21,413            $20,551




                                 PENSION OR RETIREMENT BENEFITS        TOTAL COMPENSATION FROM FUNDS AND
                                 ACCRUED AS PART OF EACH FUND'S          JOHN HANCOCK FUND COMPLEX TO
INDEPENDENT TRUSTEES                        EXPENSES*                             TRUSTEES(1)
--------------------                        ---------                             -----------
                                                                              (TOTAL OF 12 FUNDS)
William A. Barron, III*                      $                                      $ 41,750
Douglas M. Costle                               -                                     41,750
Leland O. Erdahl                                -                                     41,750
Richard A. Farrell                              -                                     43,250
William F. Glavin                             20,715                                  37,500
Patrick Grant**                                 -                                     43,750
Ralph Lowell, Jr.**                             -                                     41,750
Dr. John A. Moore                               -                                     41,750
Patti McGill Peterson                           -                                     41,750
John W. Pratt                                   -                                     41,750
                                             -------                                --------
                   Totals                    $20,715                                $416,750

(1)The total compensation paid the John Hancock Fund Complex to the Independent
Trustees is as of calendar year ended December 31, 1995.

*Compensation made for the fiscal year ended October 31, 1995.

**As of January 1, 1996, Messrs. Barron, Grant and Lowell resigned as Trustees.

         The nominees of the Funds may at times be the record holders of in excess of 5% of shares of any one or more Funds by virtue of holding shares in "street name." As of January 31, 1996 the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each class of each of the Funds.

         As of January 31, 1996, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:



                                                                                                    PERCENTAGE OF  TOTAL
                                                                      NUMBER OF SHARES OF           OUTSTANDING SHARES OF THE
NAME AND ADDRESS OF SHAREHOLDER        FUND AND CLASS OF SHARES       BENEFICIAL INTEREST OWNED     CLASS OF THE FUND
-------------------------------        ------------------------       -------------------------     -------------------------

Merrill Lynch Pierce Fenner & Smith    Regional Bank Fund             2,631,321                     13.19%
Inc.                                   Class A
Attn: Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner &          Regional Bank Fund             16,653,759                    31.16%
Smith Inc.                             Class B
Attn: Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

         The investment adviser for each of the Funds is John Hancock Advisers, Inc., a Massachusetts corporation (the "Adviser"), with offices at 101 Huntington Avenue, Boston, Massachusetts 02199-7603. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which will be made available to the Funds.

         The Adviser was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of approximately 1,080,000 shareholders. The Adviser is an affiliate of John Hancock Mutual Life Insurance Company (the "Life Company"), one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Trusts have entered into investment advisory agreements (the "Advisory Agreements") dated as of November 6, 1986 as amended and restated January 1, 1994 between Freedom Investment Trust and the Adviser, and dated as of June 26, 1986 as amended and restated January 1, 1994 between Freedom Investment Trust II and the Adviser. Pursuant to the Advisory Agreements, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for each of the Funds and determine, subject to the overall supervision and review of the Boards of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide each of the Funds with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of their business.

         As compensation for its services under the Advisory Agreements, the Adviser receives from each Fund a fee computed and paid monthly based upon the following annual rates: (a) for each of Regional Bank Fund and Gold & Government Fund, 0.80% of each respective Fund's first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million; (b) for the Sovereign Achievers Fund, 0.75% of the Fund's first $500 million of average daily net assets, and 0.65% of average daily net assets in excess of that amount; (c) for Government Fund, 0.50% of the Fund's first $500 million of average daily net assets, and 0.45% of average daily net assets in excess of that amount; (d) for Managed Tax-Exempt Fund, 0.60% of the Fund's first $250 million of average daily net assets, 0.50% of the next $500 million of average daily net assets, and 0.45% of average daily net assets in excess of that amount; (e) for Global Fund, 1% on the first $100 million of average daily net assets of the Fund, 0.80% on the next $200 million of average net assets, 0.75% on the next $200 million of average net assets and 0.625% of average net assets in excess of $500 million; and (f) for the Global Income Fund 0.75% on the first $250 million of average daily net assets, and 0.70% of average net assets in excess of $250 million. The rates for some Funds are higher than those for others because of the extensive amount of research required to manage such portfolios in comparison to the portfolios of other Funds.

         The Global Fund and the Adviser have entered into a sub-investment management contract with John Hancock Advisers International Limited under which John Hancock Advisers International, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada. As compensation for its services under the Sub-Advisory Agreement, JH Advisers International receives from the Adviser a monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Global Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. The Sub-Adviser, with offices located at 34 Dover Street, London, England W1X 3RA, is a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients.

         The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCorp"), which is an indirect wholly-owned subsidiary of the Life Company. The service agreement provides that SAMCorp will provide to the Adviser certain portfolio management services with respect to the equity securities held in the portfolio of the Sovereign Achievers Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Sovereign Achievers Fund. Subject to the supervision of the Adviser, SAMCorp furnishes the Sovereign Achievers Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Sovereign Achievers Fund's portfolio; furnishes the Sovereign Achievers Fund with research, economic and statistical data in connection with the Sovereign Achievers Fund's equity investments; and places orders for transactions in equity securities. The Adviser pays to SAMCorp 40% of the monthly investment management fee received by the Adviser with respect to the equity securities held in the portfolio of the Sovereign Achievers Fund during such month. The fees paid by the Sovereign Achievers Fund to the Adviser under the investment management contract are not affected by this arrangement.

         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Fund who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund. Class expenses properly allocable to either Class A or Class B shares will be borne exclusively by such class of shares, subject to certain conditions imposed by the Internal Revenue Service with respect to multiple-class structures.

         The State of California imposes a limitation on the expenses of the Funds. The Advisory Agreement provides that if, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, brokerage commissions and extraordinary items, but including the management fee) exceed the expense limitations applicable to a Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will reduce it's fee for that Fund in the amount of that excess up to the amount of its management fee during that fiscal year. The Adviser and JH Advisers International have agreed that if, in any fiscal year, the total expenses of the Global Fund (excluding taxes, interest, brokerage commissions and extraordinary items, but including the Adviser's fee and the portion thereof paid to JH Advisers International) exceed the expense limitations applicable to such Fund, the Adviser and JH Advisers International will each reduce it's fee for that Fund in the amount of that excess up to the amount of its fee during that fiscal year. Although there is no certainty that any limitations will be in effect in the future, the California limitation on an annual basis currently is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of net assets and 1.5% of the remaining net assets.

         The continuation of the Advisory Agreement for Freedom Investment Trust was last approved on May 1, 1995 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The shareholders of Gold & Government Fund, Regional Bank Fund and Government Fund also approved the Advisory Agreement on November 6, 1986. The Advisory Agreement was approved by the respective shareholders of the Sovereign Achievers Fund and the Managed Tax-Exempt Fund on February 26, 1988. An amendment to the Advisory Agreement to increase the fee payable thereunder effective January 1, 1994, was approved by the respective shareholders of Gold & Government Fund and Regional Bank Fund on October 28, 1993. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement may be terminated on 60 days written notice by any party and will terminate automatically if it is assigned.

         For the fiscal year ended October 31, 1993, Freedom Investment Trust paid the Adviser an investment advisory fee of $6,061,838 pursuant to the Advisory Agreement. Of this amount, $451,050 was attributable to the Gold & Government Fund, $1,354,664 was attributable to the Regional Bank Fund, $2,862,505 was attributable to the Government Fund, $583,838 was attributable to the Sovereign Achievers Fund and $809,781 was attributable to the Managed Tax-Exempt Fund. Under the terms of the Advisory Agreement the Adviser may voluntarily not impose all or part of its management fees. During the year ended October 31, 1993, for the Managed Tax-Exempt Fund, the Adviser agreed not to impose management fees in the amount of $733,749.

         For the fiscal year ended October 31, 1994, Freedom Investment Trust paid the Adviser, the Funds' previous Adviser, an investment advisory fee of $9,390,998 pursuant to the Advisory Agreement. Of this amount, $530,798 was attributable to the Gold & Government Fund, $3,686,366 was attributable to the Regional Bank Fund, $2,839,185 was attributable to the Government Fund, $902,465 was attributable to the Sovereign Achievers Fund and $1,432,184 was attributable to the Managed Tax-Exempt Fund. During the year ended October 31, 1994, for the Managed Tax-Exempt Fund, the Adviser agreed not to impose management fees in the amount of $131,878. The Adviser's expense limitation may be discontinued at any time.

         For the fiscal year ended October 31, 1995, Freedom Investment Trust paid the Adviser and Freedom Capital, the Funds' previous Adviser, an investment advisory fee of $12,627,864 pursuant to the Advisory Agreement. Of this amount, $354,905 was attributable to the Gold & Government Fund, $7,644,892 was attributable to the Regional Bank Fund, $2,514,147 was attributable to the Government Fund, $1,247,519 was attributable to the Managed Tax-Exempt Fund, and $866,401 was attributable to the Sovereign Achievers Fund. Under the terms of the Advisory Agreement the Adviser may voluntarily not impose all or part of its management fees. During the year ended October 31, 1995, for the Managed Tax-Exempt Fund the Adviser and Freedom Capital agreed not to impose management fees in the amount of $113,411.

         The continuation of the Advisory Agreement for the Global Fund and for the Global Income Fund were approved on May 1, 1995 by all of the Trustees of Freedom Investment Trust II, including all of the Trustees who are not parties to the Agreements or "interested persons" of any such party. The current Sub-Advisory Agreement between the Adviser and JH Advisers International was approved by all of the Trustees of Freedom Investment Trust II on June 25, 1992 and became effective on August 1, 1992. The shareholders of each Fund approved the Advisory Agreement with respect to each Fund on May 8, 1987 and the shareholders of the Global Fund approved the Sub-Advisory Agreement on September 25, 1992. An amendment to the Advisory Agreement to increase the fee payable thereunder effective January 1, 1994 was approved by the shareholders of Global Income Fund on October 28, 1993. The Agreements will continue in effect for a period of two years from the date of their execution and thereafter from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees of Freedom Investment Trust II, and (ii) by a majority of the Trustees who are not parties to the Agreements or "interested persons" of any such party. The Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if they are assigned.

         For the fiscal year ended October 31, 1993, Freedom Investment Trust II paid the Adviser investment advisory fees of $922,722 with respect to the Global Fund and $1,441,163 with respect to the Global Income Fund. For the fiscal year ended October 31, 1994, Freedom Investment Trust II the Adviser investment advisory fees of $1,175,313 with respect to the Global Fund and $1,207,673 with respect to the Global Income Fund. For the fiscal year ended October 31, 1995, Freedom Investment Trust II paid the Adviser and Freedom Capital, the Funds' previous Adviser, investment advisory fees of $1,169,884 with respect to the Global Fund and $840,527 with respect to the Global Income Fund.

DISTRIBUTION CONTRACT

         Freedom Investment Trust and Freedom Investment Trust II have entered into Distribution Agreements with John Hancock Funds, Inc. and Freedom Distributors Corporation (together the "Distributors") whereby the Distributors act as exclusive selling agent of the Funds, selling shares of each class of each Fund on a "best efforts" basis. Shares of each class of each Fund are sold to selected broker-dealers (the "Selling Brokers") who have entered into selling agency agreements with the Distributors.

         The Distributors accept orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares of the Funds, the Distributors and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectuses.

         The Trustees have adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the applicable Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse the Distributors for their distribution costs incurred in the promotion of sales of the Funds'shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that the Distributors are not fully reimbursed for expenses they incur under the Class B Plan in any fiscal year, the Distributors may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus any Fund's obligation to make further payments at any time. Accordingly, the Funds do not treat unreimbursed expenses relating to the Class B shares as a liability. The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the applicable Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

         Pursuant to the Plans, at least quarterly, the Distributors provide the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

         Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class in each case upon 60 day's written notice to the Distributors and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment tot he Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the plans will benefit the holders of the applicable of shares of each Fund.

         During the fiscal year ended October 31, 1995, the Funds paid the Distributors the following amounts of expenses with respect to the Class A shares and Class B shares of each of the Funds:



                                                    Expense Items
                                                    -------------


                                                     Printing and                                                   Interest,
                                                      Mailing of                                                   Carrying or
                                                   Prospectuses to       Expense of      Compensation to          Other Finance
                                  Advertising      New Shareholders     Distributors     Selling Brokers             Charges
                                  -----------      ----------------     ------------     ---------------             -------
 Government Fund
 ---------------
   Class A Shares                   $ 63,551           $ 4,397           $  182,706         $  754,114                  NONE
   Class B Shares                   $ 63,450           $ 2,609           $  190,722         $  822,022               $ 598,399

 Managed Tax-Exempt Fund
 -----------------------
   Class A Shares
   Class B Shares                   $ 11,757           $   515           $   32,699         $   38,407                  NONE
                                    $ 72,409           $     0           $  184,775         $  981,260               $ 731,696
 Gold & Government Fund
 ----------------------
   Class A Shares                   $ 10,961           $     0           $   10,149         $   28,882                  NONE
   Class B Shares                   $ 27,231           $     0           $   36,262         $  202,288                $ 10,819

 Sovereign Achievers Fund
 ------------------------
   Class A Shares                   $ 10,326           $ 1,951           $   24,700         $   37,502                  NONE
   Class B Shares                   $ 40,251           $ 6,420           $   93,473         $  370,936               $ 361,952

 Regional Bank Fund
 ------------------
   Class A Shares                   $151,794           $ 9,160           $  599,005         $   89,574                  NONE
   Class B Shares                   $904,125           $54,026           $3,220,715         $1,018,102              $1,831,112




 Global Fund
 -----------
   Class A Shares                   $50,361            $9,469             $75,361           $145,419                  NONE
   Class B Shares                   $47,508            $2,409             $70,676           $ 80,744                $ 69,530

 Global Income Fund
 ------------------
   Class A Shares                   $10,013            $3,810             $20,681           $ 23,930                  NONE
   Class B Shares                   $59,062            $1,035             $70,074           $270,650                $516,687


NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time ( 12:00 noon, New York time) on the date of any determination of a Fund's NAV.

         A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

         The sales charges applicable to purchases of Class A shares of the Funds are described in the Funds' Prospectuses. Methods of obtaining reduced sales charges referred to generally in the Prospectuses are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

COMBINED PURCHASES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his, her or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

WITHOUT SALES CHARGES. As described in the Prospectuses, Class A shares of the Funds may be sold without a sales charge to certain persons described in the Prospectuses.

ACCUMULATION PRIVILEGE. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

COMBINATION PRIVILEGE. Reduced sales charges (according to the schedule set forth in the Prospectuses) are also available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares and shares of all other John Hancock funds which carry a sales charge.

LETTER OF INTENTION. The reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA, 401(k), ISA and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow a number of Class A shares (approximately 5% of the aggregate) sufficient to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Funds to sell, any additional Class A shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase price.

CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectuses as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number all payments during a month will be aggregated and deemed to have been made on the last day of the month.

         Proceeds from the CDSC are paid to John Hancock Funds not "the Distributors" and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectuses for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

     Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities as prescribed by the Trustees. If the shareholder were to sell portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE. As described more fully in the Prospectuses, the Funds permit exchanges of shares of any class of a Fund for shares of the same class in any other John Hancock fund offering that class.

     Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Funds which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

     Shares of each class may be exchanged only for shares of the same class in another John Hancock fund.

     If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

     Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange. The Funds may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

     An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss. See "Tax Status."

         To make an exchange, the account registration in both the existing and new account, must be identical. The exchange privilege is available only in states where the exchange can be made legally.

SYSTEMATIC WITHDRAWAL PLAN. As described briefly in the Prospectuses, each Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of shares of the applicable Fund. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). This program is explained in the Prospectuses. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the processing date of any investment.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same Fund or in any other John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the same Fund or in Class A shares of another John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Funds may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."


DESCRIPTION OF THE FUNDS' SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of a new Fund named, John Hancock Financial Industries Fund, Class A and Class B, under Freedom Investment Trust.

         The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Class A and Class B shares of the Funds will be sold exclusively to members of the public (other than the institutional investors described in the Prospectuses) at net asset value. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more, but for such investments a CDSC may be imposed in the event of certain redemption transactions within one year of purchase.

         Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except that (i) the distribution and service fees relating the Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and
(iii) Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that each Fund has received from the Internal Revenue Service relating to its multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

     In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, by the Trusts, except as set forth below.

     Unless otherwise required by the Investment Company Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, each Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


CALCULATION OF PERFORMANCE

     The following information supplements the discussion in the Prospectuses regarding performance information.

     TOTAL RETURN. Average annual total return is determined separately for each class of shares.

     Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of the Gold & Government Fund, Regional Bank Fund, Government Fund, Managed Tax-Exempt Fund, Sovereign Achievers Fund, Global Fund and Global Income Fund. The performance information for each Fund is stated for the fiscal year ended October 31, 1995 and for the five year period ended October 31, 1995 with respect to the Class B shares of each Fund for the one year period of Class A shares of each Fund and for the period from the commencement of operations (indicated by an asterisk), or the ten year period, of the Class A and Class B shares of each Fund to October 31, 1995.


                                                 Gold & Government Fund
                                                 ----------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

         (10.40%)             (0.64%)            (11.02%)               2.65%                  5.59%

                                                 Regional Bank Fund
                                                 ------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

          24.46%              25.58%              25.11%               35.11%                 19.97%

                                                 Government Income Fund
                                                 ----------------------
      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

          11.05%               5.29%               9.34%                8.03%                  8.20%

                                                 Managed Tax-Exempt Fund
                                                 -----------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

           8.56%               5.82%               7.96%                6.22%                  8.31%

                                                 Sovereign Achievers Fund
                                                 ------------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

           6.62%               5.40%               6.51%               12.17%                  7.23%



                                                 Global Fund
                                                 -----------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

          (5.38%)              7.09%              (5.96%)               9.30%                  9.31%

                                                 Global Income Fund
                                                 ------------------

      Class A Shares       Class A Shares     Class B Shares       Class B Shares         Class B Shares
      One Year Ended         1/3/92* to       One Year Ended      Five Years Ended          9/26/84* to
         10/31/95             10/31/95           10/31/95             10/31/95               10/31/95
         --------             --------           --------             --------               --------

           7.15%               3.13%               6.61%                5.34%                  9.14%

*  Commencement of operations.

         The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price and net asset value at the end of the period. Excluding a Fund's sales load from the distribution rate produces a higher rate.

         Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[GRAPHIC OMITTED]

Where:

P =               a hypothetical initial investment of $1,000.

T =               average annual total return.

n =               number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years, and life-of-fund periods.

         This calculation assumes that the maximum sales charge for Class A shares of 5% for Gold & Government Fund, Sovereign Achievers Fund, Regional Bank Fund and Global Fund and 4.5% for Government Income Fund, Managed Tax-Exempt Fund, and Global Income Fund is included in the initial investment or, for Class B shares, the applicable CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Funds' sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Funds' sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

Yield. Yield is determined separately for Class A and Class B shares. The yields for the Class A shares of the Gold & Government Fund, Government Fund, Managed Tax-Exempt Fund and Global Income Fund for the thirty days ended October 31, 1995 were 1.42%, 5.62%, 4.74% and 5.80%, respectively. The yields for the Class B shares of the Gold & Government Fund, Government Fund, Managed Tax-Exempt Fund and Global Income Fund for the thirty days ended October 31, 1995 were 0.87%, 5.24%, 4.32% and 5.21%, respectively.

         Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the maximum offering price per share on the last day of such period, according to the following formula:

[GRAPHIC OMITTED]

   Where: a= dividends and interest earned during the period

          b=   net expenses accrued for the period

          c= the average daily number of share outstanding during the period that were entitled to receive dividends

          d= the maximum offering price per share on the last day of the period.

         To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of last business day of the period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio.

         Managed Tax-Exempt Fund only. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

         Government Fund and Gold & Government Fund only. With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns") each Fund accounts for gain or loss attributable to actual monthly paydowns as an increase or decrease to interest income during the period.

         Global Income Fund only. To calculate interest earned (for the purpose of "a" above) on foreign debt obligations, the Fund computes the yield to maturity of each obligation based on the local foreign currency market value of the obligation (including actual accrued interest) at the beginning of the period, or, with respect to obligations purchased during the period, the purchase price plus accrued interest. The yield to maturity is then divided by 360 and the quotient is multiplied by the current market value of the obligation (including actual accrued interest in local currency denomination), then converted to U.S. dollars using exchange rates from the close of the last business day of the period to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio. Applicable foreign withholding taxes, net of reclaim, are included in the "b" expense component.

         Solely for the purpose of computing yield, each Fund recognizes dividend income by accruing 1/360 of the stated dividend rate of a security each day that a security is in the portfolio.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

         All accrued expenses are taken to account as described later herein.

         From time to time, in reports and promotional literature, the Funds' total return and yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as Russell and Wilshire indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized.

         The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Funds for any period in the future. The performance of any Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Funds' performances.


BROKERAGE ALLOCATION

         Each Advisory Agreement authorizes the Adviser (subject to the control of the Boards of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities and gold bullion and coins. It directs the Adviser to use its best efforts to obtain the best overall terms for the Funds, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

         The Sub-Advisory Agreement between the Adviser and JH Advisers International authorizes JH Advisers International (subject to the control of the Board of Trustees of Freedom Investment Trust II) to provide the Global Fund with a continuing and suitable investment program with respect to investments by the Fund in countries other than the United States and Canada.

         To the extent that the execution and price offered by more than one dealer are comparable, the Adviser or JH Advisers International, as the case may be, may, in their discretion, decide to effect transactions in portfolio securities with dealers on the basis of the dealer's sales of shares of the Funds or with dealers who provide the Funds, the Adviser or JH Advisers International with services such as research and the provision of statistical or pricing information. In addition, the Funds may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Funds' portfolio transactions by such broker or dealer. Any such research services would be available for use on all investment advisory accounts of the Adviser or JH Advisers International. The Funds may from time to time allocate brokerage on the basis of sales of their shares. Review of compliance with these policies, including evaluation of the overall reasonableness of brokerage commissions paid, is made by the Board of Trustees.

         The Adviser places all orders for purchases and sales of portfolio securities of the Funds. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to them. The Adviser may use this research information in managing the Funds' assets, as well as assets of other clients.

         Municipal securities, foreign debt securities and Government Securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Managed Tax-Exempt Fund, Global Income Fund, Sovereign Government Fund and Gold & Government Fund (with respect to Government Securities in its portfolio) will primarily engage in transactions with these dealers or deal directly with the issuer. Prices paid to the dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.

         During the fiscal year ended October 31, 1993, Freedom Investment Trust paid $161,459 in negotiated brokerage commissions on behalf of the Funds of which $22,233 was attributable to the Gold & Government Fund, $3,000 was attributable to Sovereign Government Fund, $49,951 was attributable to the Regional Bank Fund and $86,275 was attributable to the Sovereign Achievers Fund. During the fiscal year ended October 31, 1994, Freedom Investment Trust paid $833,722 in brokerage commissions on behalf of the Funds, of which $10,051 was attributable to the Managed Tax-Exempt Fund, $512,936 was attributed to the Regional Bank Fund, $232,625 was attributable to the Sovereign Achievers Fund, $48,650 was attributable to the Gold & Government Fund and $29,450 was attributable to Sovereign Government Fund. During the fiscal year ended October 31, 1995, Freedom Investment Trust paid $1,043,663 in negotiated brokerage commissions on behalf of the Funds of which $109,757 was attributable to the Gold & Government Fund, $589,066 was attributable to the Regional Bank Fund and $237,015 was attributable to the Sovereign Achievers Fund and $107,825 was attributable to Sovereign U.S. Government Income Fund.

         During the fiscal year ended October 31, 1993, Freedom Investment Trust II paid $806,269 in brokerage commissions on behalf of the Global Fund and none on behalf of the Global Income Fund. During the fiscal year ended October 31, 1994, Freedom Investment Trust II paid $509,845 in brokerage commissions on behalf of the Global Fund and no brokerage commissions on behalf of the Global Income Fund. During the fiscal year ended October 31, 1995, Freedom Investment Trust II paid $525,839 in negotiated brokerage commissions on behalf of the Global Fund and $24,400 on behalf of the Global Income Fund.

         When a Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. The writing of calls and the purchase of puts and calls by a Fund will be subject to limitations established (and changed from time to time) by each of the Exchanges governing the maximum number of puts and calls covering the same underlying security which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different Exchanges, held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment companies and other investment advisory clients of the Adviser and its affiliates or JH Advisers International. An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

         In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid.

         Municipal securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Managed Tax-Exempt Fund will primarily engage in transactions with these dealers or deal directly with the issuer. Prices paid to a municipal securities dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, two of which, Tucker Anthony Incorporated ("Tucker Anthony"), John Hancock Distributors, Inc. and Sutro & Company, Inc. ("Sutro"), are broker dealers (together, "Affiliated Brokers"). The Trusts' Boards of Trustees have established that any portfolio transaction for the Funds may be executed through Affiliated Brokers if, in the judgment of the Adviser or JH Advisers International, as the case may be, the use of Affiliated Brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Affiliated Brokers charges the Funds a commission rate consistent with those charged by Affiliated Brokers to comparable unaffiliated customers in similar transactions. Affiliated Brokers will not participate in commissions in brokerage given by a Fund to other brokers or dealers and neither will receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Affiliated Brokers will not receive any brokerage commissions for orders they execute for a Fund in the over-the-counter market. A Fund will in no event effect principal transactions with Affiliated Brokers in the over-the-counter securities in which Affiliated Brokers makes a market.

         Approximately 0.5% of Freedom Investment Trust's aggregate dollar amount of transactions involving the payment of commissions were effected through Tucker Anthony for the fiscal year ended October 31, 1993. During the fiscal year ended October 31, 1993, Freedom Investment Trust paid $7,303 in brokerage commissions to Tucker Anthony, $6,620 of which was attributable to Gold & Government Trust and $683 of which was attributable to Regional Bank Fund. Commissions paid to Tucker Anthony represent approximately 3.5% of the total brokerage commissions paid by Freedom Investment Trust for the fiscal year ended October 31, 1993. During the fiscal year ended October 31, 1994, Freedom Investment Trust paid $3,962 in brokerage commissions to Tucker Anthony, $1,750 of which was attributable to Gold & Government Fund. Commissions paid to Tucker Anthony represent approximately 0.5% of the total brokerage commissions paid by Freedom Investment Trust for the fiscal year ended October

31, 1994. Approximately 2% of Freedom Investment Trust's aggregate dollar amount of transactions involving the payment of commissions were effected through Tucker Anthony for the fiscal year ended October 31, 1994. During the fiscal year ended October 31, 1995, Freedom Investment Trust paid $2,800 in brokerage commissions to Tucker Anthony which was attributable to Regional Bank Fund. Commissions paid to Tucker Anthony represent less than 1% of the total brokerage commissions paid by Freedom Investment Trust for the fiscal year ended October 31, 1995.

         During the fiscal periods ended October 31, 1993, 1994 and 1995 no brokerage commissions were paid to Affiliated Brokers in connection with the portfolio transactions of either the Global Fund or the Global Income Fund.

         Other investment advisory clients advised by the Adviser or JH Advisers International, as the case may be, may also invest in the same securities as a Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or JH Advisers International may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or JH Advisers International believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or JH Advisers International may aggregate the securities to be sold as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1995, Regional Bank paid $159,705, Sovereign Achievers paid $36,176, Gold & Government paid $16,150, Global paid $4,704 and Special Opportunities paid $70,270.


DISTRIBUTIONS

         Government Fund, Managed Tax-Exempt Fund and Global Income Fund declare dividends from net investment income daily and pay dividends monthly. Distribution of net long-term capital gains, if any, recognized on other portfolio investments for the fiscal year, which ends October 31, will be made at least annually.

         Quarterly each shareholder of Government Fund, Managed Tax-Exempt Fund and Global Income Fund will receive a statement setting forth the amount of the monthly or daily dividends, as the case may be, paid that month from net investment income for the preceding period. If any of such monthly or daily dividends were made from sources other than (i) net income for the current or preceding fiscal year, or accumulated undistributed net income, or both (not including in either case profits or losses from the sale of securities or other assets) or (ii) accumulated undistributed net profits from the sale of securities or other assets (in each case determined in accordance with generally accepted accounting principles), such statement will indicate what portion of the distribution per share was made from the sources referred to in (i) and (ii) above and from paid-in surplus or other capital sources.

         A shareholder of Government Fund, Managed Tax-Exempt Fund and/or Global Income Fund will not be credited with a monthly or daily dividend, as the case may be, until payment for shares purchased is received by the Funds' transfer agent. Dividends normally will be paid in the form of additional full and fractional shares at the net asset value determined on the payment date, unless the shareholder elects to receive dividends in cash as described in the respective Prospectus. If a shareholder redeems the entire value of his account in any of these Funds, the amount of dividends declared but unpaid on his shares through the date preceding the date of redemption will be paid on the next succeeding dividend payment date.

         Gold & Government Fund and Regional Bank Fund. Each Fund will distribute net short-term capital gains, if any, quarterly, and net long-term capital gains, if any, at least annually after the close of their fiscal year (October 31). Sovereign Achievers Fund will distribute net short-term capital gains, if any, semi-annually, and net long-term capital gains, if any, at least annually after the close of their fiscal year (October 31).

         MANAGED TAX-EXEMPT FUND. Dividends from net investment income are declared daily and paid monthly. You will not be credited with a daily dividend or become a shareholder until payment for shares of a Fund is received by Fund Services, the Funds' transfer agent. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. If you redeem the entire value of your account in a Fund, you will receive a separate amount by check or wire representing all dividends declared but unpaid, in addition to the net asset value of the shares redeemed. The Funds will distribute net realized short-term capital gains, if any, quarterly and the Fund will distribute net realized long-term capital gains, if any, at least annually after the close of our fiscal year (October 31).

         Certain realized gains or losses on the sale or retirement of international bonds held by the Global Income Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss for federal income tax purposes. Such income or loss may increase or decrease (or possibly eliminate) the Fund's investment income available for distribution. If, under rules governing the tax treatment of foreign currency gains and losses, the Fund's investment income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Your tax basis in your Global Income Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital and distributions after your basis has been reduced on zero will generally be treated as capital gains.

         The per share dividends on the Class B shares will be lower than the per share dividends on the Class A shares of the Funds as a result of the higher distribution fee applicable with respect to the Class B shares.

TRANSFER AGENT SERVICES

         John Hancock Investor Services Corporation ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116 a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for the Funds. The Gold & Government Fund, Regional Bank Fund, Sovereign Achievers Fund and Global Fund pays Investor Services an annual fee of $16.00 for each Class A shareholder and of $18.50 for each Class B shareholder. The Government Fund and Global Income Fund pay Investor Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder. The Managed Tax Exempt Fund pays Investor Services an annual fee of $19.00 for each Class A shareholder and $21.50 for each Class B shareholder. Each Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to each Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         The independent auditors of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax return.

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS*

Moody's Bond ratings
--------------------

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities . "Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

------------
*As described by the rating companies themselves.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond ratings
------------------------------

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," OR "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

UNRATED. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings
--------------------------------

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings
------------------------------------------

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   United States government and agencies obligations
    (cost - $476,569,236) ...............................          $495,332,079
   Short-term investments (cost - $304,000) .............               304,000
   Corporate savings account ............................                42,424
                                                                  -------------
                                                                    495,678,503

  Receivable for shares sold ............................               290,925
  Interest receivable ...................................             6,510,777
  Other assets ..........................................                23,327
                                                                  -------------
                    Total Assets ........................           502,503,532
                    -----------------------------------------------------------
LIABILITIES:
  Dividend payable ......................................                82,189
  Payable for shares repurchased ........................               129,833
  Payable for variation margin ..........................                68,594
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B .................................               340,459
  Accounts payable and accrued expenses .................                92,725
                                                                  -------------
                    Total Liabilities ...................               713,800
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in .......................................           531,489,254
  Accumulated net realized loss on investments
    and financial futures contracts .....................         (  47,749,863)
  Net unrealized appreciation of investments
    and financial futures contracts .....................            18,132,530
  Distributions in excess of net investment income ......         (      82,189)
                                                                  -------------
                    Net Assets ..........................          $501,789,732
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net assets and shares of beneficial
  interest outstanding - unlimited number of
  shares authorized with no par value,
  respectively)
  Class A - $370,965,771 / 37,049,269 ...................          $      10.01
  =============================================================================
  Class B - $130,823,961 / 13,080,320 ...................          $      10.00
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE:*
  Class A - $(10.01 x 104.71%) ..........................          $      10.48
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended  October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .................................................       $ 39,948,407
                                                                   ------------
  Expenses:
   Investment management fee - Note B ......................          2,514,147
   Distribution/service fee - Note B
     Class A ...............................................          1,004,768
     Class B ...............................................          1,677,203
   Transfer agent fee - Note B .............................          1,230,861
   Custodian fee ...........................................            114,796
   Trustees' fees ..........................................             99,134
   Printing ................................................             48,744
   Auditing fee ............................................             41,500
   Registration and filing fees ............................             38,551
   Miscellaneous ...........................................             19,571
   Legal fees ..............................................             12,254
                                                                   ------------
                    Total Expenses .........................          6,801,529
                    -----------------------------------------------------------
                    Net Investment Income ..................         33,146,878
                    -----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FINANCIAL FUTURES CONTRACTS:
  Net realized loss on investments sold ....................      (  24,497,814)
  Net realized loss on financial futures contracts .........      (   6,419,981)
  Change in net unrealized appreciation/depreciation of
    investments ............................................         71,940,175
  Change in net unrealized appreciation/depreciation of
    financial futures contracts ............................      (     630,313)
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts ............         40,392,067
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..............       $ 73,538,945
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                               ------------------------------------
                                                                                                   1995                   1994
                                                                                               -------------          -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ..............................................................         $  33,146,878          $  36,554,449
  Net realized loss on investments sold and financial futures contracts ..............        (   30,917,795)        (   16,408,904)
  Change in net unrealized appreciation/depreciation of
    investments and financial futures contracts ......................................            71,309,862         (   60,739,209)
                                                                                               -------------          -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ...................            73,538,945         (   40,593,664)
                                                                                               -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - $(0.6504 and $0.6544 per share, respectively) ...........................         (  22,638,537)        (   22,812,484)
   Class B - $(0.5970 and $0.6130 per share, respectively) ...........................         (  10,503,561)        (   13,741,965)
  Distributions from net realized gain on investments sold
   Class A - (none and $0.3080 per share, respectively) ..............................                  --           (   10,604,649)
   Class B - (none and $0.3080 per share, respectively) ..............................                  --           (    6,971,522)
                                                                                               -------------          -------------
   Total Distributions to Shareholders ...............................................         (  33,142,098)        (   54,130,620)
                                                                                               -------------          -------------
FROM FUND SHARE TRANSACTIONS -- NET* .................................................         (  50,878,110)        (   12,554,565)
                                                                                               -------------          -------------
NET ASSETS:
  Beginning of period ................................................................           512,270,995            619,549,844
                                                                                               -------------          -------------
  End of period (including distributions in excess
    of net investment income of $82,189 and none, respectively) ......................         $ 501,789,732          $ 512,270,995
                                                                                               =============          =============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                        YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------------------
                                                                          1995                                   1994
                                                             --------------------------------      --------------------------------
                                                                  SHARES           AMOUNT             SHARES              AMOUNT
                                                             -------------      -------------      -------------      -------------
CLASS A
  Shares sold ..........................................         7,317,218      $  72,500,554          3,159,870      $  31,833,752
  Shares issued to shareholders in reinvestment
    of distributions ...................................         2,046,427         19,655,465          2,873,408         28,806,391
                                                             -------------      -------------      -------------      -------------
                                                                 9,363,645         92,156,019          6,033,278         60,640,143
  Less shares repurchased ..............................       ( 6,449,531)    (   62,018,777)        (6,370,807)    (   63,185,012)
                                                             -------------      -------------      -------------      -------------
  Net increase (decrease) ..............................         2,914,114      $  30,137,242         (  337,529)    ($   2,544,869)
                                                             =============      =============      =============      =============
CLASS B
  Shares sold ..........................................         1,566,023      $  15,058,524          3,469,697      $  34,758,586
  Shares issued to shareholders in reinvestment
    of distributions ...................................           622,218          5,939,906          1,168,067         11,734,449
                                                             -------------      -------------      -------------      -------------
                                                                 2,188,241         20,998,430          4,637,764         46,493,035
  Less shares repurchased ..............................       (10,444,168)    (  102,013,782)        (5,742,895)    (   56,502,731)
                                                             -------------      -------------      -------------      -------------
  Net decrease .........................................       ( 8,255,927)    ($  81,015,352)        (1,105,131)     $ (10,009,696)
                                                             =============      =============      =============      =============


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS YEAR. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------------
                                                     1995           1994           1993           1992(a)           1991
                                                 -----------    -----------    -----------    -----------       -----------
CLASS A
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period .........     $   9.24     $  10.89      $  10.29       $  10.51
                                                    --------     --------       -------       --------
 Net Investment Income ........................         0.65         0.65          0.68**         0.64
 Net Realized and Unrealized Gain (Loss) on
  Investments and Financial Futures Contracts .         0.77     (   1.34)         0.61       (   0.22)
                                                    --------     --------       -------       --------
    Total from Investment Operations ..........         1.42        (0.69)         1.29           0.42
                                                    --------     --------       -------       --------
 Less Distributions:
 Dividends from Net Investment Income .........     (   0.65)    (   0.65)     (   0.68)      (   0.64)
 Distributions from Net Realized
  Gain on Investments Sold ....................         --       (   0.31)     (   0.01)          --
                                                    --------     --------        -------      --------
    Total Distributions .......................     (   0.65)    (   0.96)     (   0.69)      (   0.64)
                                                    --------     --------        -------      --------
 Net Asset Value, End of Period ...............     $  10.01     $   9.24      $  10.89       $  10.29
                                                    ========     ========      =========      ========
 Total Investment Return at Net Asset Value (b)        15.90%    (   6.66)%       12.89%          5.33%(c)
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) ....     $370,966     $315,372      $375,416       $350,907
 Ratio of Expenses to Average Net Assets ......         1.17%        1.23%         1.30%          1.06%*
 Ratio of Net Investment Income
  to Average Net Assets .......................         6.76%        6.62%         6.47%          7.11%*
 Portfolio Turnover Rate ......................           94%         127%          273%           140%

CLASS B
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period .........     $   9.23     $  10.88      $  10.28       $  10.29       $   9.83
                                                    --------     --------      --------       --------       --------
 Net Investment Income ........................         0.60         0.61          0.66**         0.76           0.85
 Net Realized and Unrealized Gain (Loss) on
 Investments and Financial Futures Contracts...         0.77     (   1.34)         0.61           --             0.51
                                                    --------     --------      --------       --------       --------
    Total from Investment Operations ..........         1.37     (   0.73)         1.27           0.76           1.36
                                                    --------     --------      --------       --------       --------
 Less Distributions:
 Dividends from Net Investment Income .........     (   0.60)    (   0.61)     (   0.66)      (   0.77)      (   0.90)
 Distributions from Net Realized Gain
  on Investments Sold .........................         --       (   0.31)     (   0.01)          --             --
                                                    --------     --------      --------       --------       --------
    Total Distributions .......................     (   0.60)    (   0.92)     (   0.67)      (   0.77)      (   0.90)
                                                   ---------     --------      --------       --------       --------
 Net Asset Value, End of Period ...............     $  10.00     $   9.23      $  10.88       $  10.28       $  10.29
                                                    ========     ========      ========       ========       ========
 Total Investment Return at Net
  Asset Value (b)..............................        15.27%    (   7.05)%       12.66%          7.58%         14.46%
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) ....     $130,824     $196,899      $244,133       $197,032       $164,347
 Ratio of Expenses to Average Net Assets ......         1.72%        1.64%         1.51%          1.55%          1.51%
 Ratio of Net Investment Income to
  Average Net Assets ..........................         6.24%        6.19%         6.23%          7.35%          8.53%
 Portfolio Turnover Rate ......................           94%         127%          273%           140%            62%

 *  On an annualized basis
**  On average month end shares outstanding.
(a) Class A shares commenced operations on January 3, 1992.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY
SOVEREIGN U.S. GOVERNMENT INCOME FUND ON OCTOBER 31, 1995. THE SCHEDULE CONSISTS
OF TWO MAIN CATEGORIES: U.S. GOVERNMENT AND AGENCIES OBLIGATIONS AND SHORT-TERM
INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION,
ARE LISTED LAST.

                                                                                                     PAR VALUE
                                                                             INTEREST     MATURITY    (000'S       MARKET
ISSUER, DESCRIPTION                                                            RATE         DATE      OMITTED)      VALUE
-------------------                                                            ----         ----      --------      -----
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
GOVERNMENTAL - U.S. (59.88%)
  United States Treasury, Note...........................................       8.500%     11-15-95   $ 4,560*  $  4,564,286
  United States Treasury, Note...........................................       9.375      04-15-96    16,000*    16,264,960
  United States Treasury, Note...........................................       9.125      05-15-99    12,000*    13,269,360
  United States Treasury, Bond...........................................      10.750      08-15-05    89,885    120,445,900
  United States Treasury, Bond **........................................       9.250      02-15-16    63,000     83,356,560
  United States Treasury, Bond...........................................       8.125      08-15-19    52,000*    62,595,000
                                                                                                                ------------
                                                                                                                 300,496,066
                                                                                                                ------------
GOVERNMENTAL - U.S. AGENCIES (38.83%)
  Federal Home Loan Mortgage Corp,
   CMO REMIC 1064-D......................................................       8.250      08-15-19     3,299      3,325,442
   CMO REMIC 1122-E......................................................       8.000      05-15-20     7,114      7,229,767
   CMO REMIC 1142-H......................................................       7.950      12-15-20    10,000     10,359,300
   CMO REMIC 1442-S......................................................       5.070#     12-15-97        42         38,848
  Federal National Mortgage Association,
   30 Yr Pass Thru Ctf...................................................       9.000      02-01-10    10,756*    11,267,124
   30 Yr Pass Thru Ctf...................................................       7.000      05-01-24    19,808*    19,640,580
   30 Yr Pass Thru Ctf...................................................       8.000      10-01-24     9,592*     9,829,145
   GTD REMIC Pass Thru Ctf 1990-42-E.....................................       9.800      05-25-19    10,083     10,231,316
   GTD REMIC Pass Thru Ctf 1991-76-M.....................................       9.000      07-25-06     5,000      5,212,500
   GTD REMIC Pass Thru Ctf 1991-159-C....................................       7.000      10-25-04    16,858     17,042,380
   GTD REMIC Pass Thru Ctf 1991-G8-E.....................................       9.000      04-25-21     6,000      6,375,938
   GTD REMIC Pass Thru Ctf G 17-B........................................       8.750      09-25-19     1,291      1,302,489
   Multicurrency PERLS+..................................................      11.450      07-10-96     1,000        190,000
  Financing Corp.,
   Bond Ser C............................................................       9.800      11-30-17     7,000      9,415,000
  Government National Mortgage Association,
   30 Yr Pass Thru Ctf...................................................       7.000      06-15-23     9,190*     9,126,862
   30 Yr Pass Thru Ctf...................................................       7.500      01-15-23to  21,692*    21,976,939
                                                                                           01-15-24
   30 Yr Pass Thru Ctf...................................................       8.000      01-15-25    10,099*    10,392,869
   30 Yr Pass Thru Ctf...................................................       8.500      01-15-25    40,100*    41,754,514

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

                                                                                                     PAR VALUE
                                                                             INTEREST     MATURITY    (000'S       MARKET
ISSUER, DESCRIPTION                                                            RATE         DATE      OMITTED)      VALUE
-------------------                                                            ----         ----      --------      -----
GOVERNMENTAL - U.S. AGENCIES (CONTINUED)
  Student Loan Marketing Association,
   Multicurrency PERLS+..................................................      10.000%     11-19-96    $1,000    $      96,250
   Multicurrency PERLS+..................................................      11.100      04-07-97       200           28,750
                                                                                                                 -------------
                                                                                                                   194,836,013
                                                                                                                 -------------
                                                                          TOTAL U.S. GOVERNMENT AND
                                                                               AGENCIES OBLIGATIONS
                                                                                (Cost $476,569,236)    (98.71)%    495,332,079
                                                                                                       ------    -------------
SHORT TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.06%)
  Investment in a joint repurchase agreement transaction with
  SBC Capital Markets Inc., Dated 10-31-95, Due
  11-01-95 (secured by U.S. Treasury Bond, 8.75% Due 05-15-17,
  U.S. Treasury Note, 5.75% Due 09-30-97) Note A ........................       5.890      11-01-95       304          304,000
                                                                                                                 -------------
CORPORATE SAVINGS ACCOUNT (0.01%)
  Investors Bank & Trust Company
  Daily Interest Savings Account Current Rate 3.00% .....................                                               42,424
                                                                                                                 -------------
                                                               TOTAL SHORT-TERM INVESTMENTS            ( 0.07)%        346,424
                                                                                                                 -------------
                                                                          TOTAL INVESTMENTS            (98.78)%  $ 495,678,503
                                                                                                       ======    =============

* Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
** U.S. Treasury Bonds with a value of $674,791 owned by the Fund were designated as margin deposits for future contracts at October 31, 1995.
#  Represents rate in effect on October 31, 1995.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.
+ Principal Exchange Rate Linked Securities (PERLS). PERLS are debt instruments that are denominated in U.S. dollars and pay interest in U.S. dollars, but whose principal repayments are linked to the performance of the U.S. dollar versus a foreign currency. If the foreign currency gains value against the U.S. dollar when the PERL matures, redemption will be at a premium. The redemption will be at a discount if the foreign dollar loses value against the U.S. dollar. As of 10/31/95, the Fund has PERLS with a total cost of $2,244,963 and a total value of $315,000, or 0.06% of the Fund's total net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

NOTE A  --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Sovereign U.S. Government Income Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Regional Bank Fund, John Hancock Sovereign Achievers Fund and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $43,025,223 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows:
October 31, 1998 -- $282,637, October 31, 2002 -- $16,549,431 and October 31,
2003 -- $26,193,155.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trusts are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1995, open positions in financial futures contracts were as follows:

                                                           UNREALIZED
EXPIRATION         OPEN CONTRACTS              POSITION   DEPRECIATION
----------         --------------              --------   ------------
DEC 1995           255 TREASURY BOND            SHORT       $630,313
                                                            ========

   At October 31, 1995, the Fund has deposited in a segregated account $510,000 par value of U.S. Treasury Bond, 9.250%, 02-15-16, to cover margin requirements on open financial futures contracts.

NOTE B  --
MANAGEMENT FEE AND TRANSACTIONS WITHAFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received on sales of Class A shares of the Fund amounted to $318,650. Out of this amount, $36,205 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $32,541 was paid as

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

sales commissions to unrelated broker-dealers and $249,904 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges received by JH Funds amounted to $401,486.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.34% and 0.12% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Investor Services on behalf of the Fund.

   For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $955,090 for Class A and $236,223 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended October 31, 1995 aggregated $517,280,371 and $515,295,631, respectively.

   The cost of investments owned at October 31, 1995 for federal income tax purposes was $478,159,173. Gross unrealized appreciation and depreciation of investments aggregated $21,577,131 and $4,100,225, respectively, resulting in net unrealized appreciation of $17,476,906.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect an increase in distributions in excess of net investment income of $86,969, an increase in accumulated net realized loss on investments and financial futures contracts of $34,334 and an increase in capital paid-in of $121,303. This represents the cumulative amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

           John Hancock Funds - Sovereign U.S. Government Income Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Sovereign U.S. Government Income Fund and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign U.S. Government Income Fund (the "Fund") (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1995.

   None of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $205,317,165) .....     $218,037,090
   Joint repurchase agreement (cost - $1,831,000) .......        1,831,000
   Corporate savings account.............................            6,384
                                                              ------------
                                                               219,874,474
  Receivable for shares sold.............................           76,327
  Receivable for investments sold........................        6,599,793
  Interest receivable....................................        4,467,268
  Other assets...........................................           29,126
                                                              ------------
                         Total Assets....................      231,046,988
                         -------------------------------------------------
LIABILITIES:
  Dividend payable.......................................           30,668
  Payable for shares repurchased.........................          119,581
  Payable for investments purchased......................       10,315,544
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B...................................          132,394
  Accounts payable and accrued expenses..................           62,813
                                                              ------------
                         Total Liabilities...............       10,661,000
                         -------------------------------------------------
NET ASSETS:
  Capital paid-in........................................      206,137,501
  Accumulated net realized gain on investments and
   financial futures contracts...........................        1,458,033
  Net unrealized appreciation of investments                    12,719,925
  Undistributed net investment income....................           70,529
                                                              ------------
                         Net Assets......................     $220,385,988
                         =================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $42,383,912/3,665,817........................     $      11.56
  ========================================================================
  Class B - $178,002,076/15,391,245......................     $      11.57
  ========================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($11.56 x 104.71%)...........................     $      12.10
  ========================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................     $ 15,060,119
                                                              ------------
  Expenses:
   Distribution/service fee - Note B
     Class A.............................................           83,379
     Class B.............................................        1,967,708
   Investment management fee - Note B....................        1,360,930
   Transfer agent fee - Note B...........................          178,923
   Trustees' fees........................................           50,267
   Auditing fee..........................................           41,800
   Registration and filing fees..........................           34,829
   Printing..............................................           29,725
   Custodian fee.........................................           74,206
   Legal fees............................................           15,127
   Miscellaneous.........................................           11,736
   Less Management Fee Reduction - Note B                         (113,411)
                                                              ------------
                         Total Expenses..................        3,735,219
                         Less Expense Reductions -
                         Note B..........................          (47,982)
                         -------------------------------------------------
                         Net Expenses....................        3,687,237
                         -------------------------------------------------
                         Net Investment Income...........       11,372,882
                         -------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FINANCIAL FUTURES CONTRACTS:
  Net realized gain on investments sold..................        4,782,526
  Net realized loss on financial futures contracts.......       (2,363,744)
  Change in net unrealized appreciation/depreciation
   of investments........................................       13,312,666
  Change in net unrealized appreciation/depreciation of
   financial futures contracts...........................         (153,531)
                                                              ------------
                         Net Realized and Unrealized
                         Gain on Investments and
                         Financial Futures Contracts.....       15,577,917
                         -------------------------------------------------
                         Net Increase in Net Assets
                         Resulting from Operations.......     $ 26,950,799
                         =================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                                         ----------------------------
                                                                                             1995            1994
                                                                                         ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income................................................................  $ 11,372,882    $ 12,831,192
  Net realized gain (loss) on investments sold and financial futures contracts.........     2,418,782        (739,886)
  Change in net unrealized appreciation (depreciation) of investments and financial
  futures contracts ...................................................................    13,159,135     (27,862,425)
                                                                                         ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.....................    26,950,799     (15,771,119)
                                                                                         ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.6282 and $0.6387 per share, respectively).............................    (1,545,018)     (1,070,853)
   Class B - ($0.5516 and $0.5610 per share, respectively).............................    (9,827,864)    (11,760,339)
  Distributions from net realized gain on investments sold and financial futures contracts
   Class A - (none and $0.0898 per share, respectively)................................           ---        (120,420)
   Class A - (none and $0.0898 per share, respectively)................................           ---      (1,901,276)
                                                                                         ------------    ------------
     Total Distributions to Shareholders...............................................   (11,372,882)    (14,852,888)
                                                                                         ------------    ------------

FROM FUND SHARE TRANSACTIONS-- NET*....................................................   (33,226,056)     (1,927,851)
                                                                                         ------------    ------------

NET ASSETS:
  Beginning of period..................................................................   238,034,127     270,585,985
                                                                                         ------------    ------------
  End of period (including undistributed net investment income of $70,529 and none,
  respectively) .......................................................................  $220,385,988    $238,034,127
                                                                                         ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:                                             YEAR ENDED OCTOBER 31,
                                                                 --------------------------------------------------------
                                                                          1995                           1994
                                                                 --------------------------------------------------------
                                                                   SHARES        AMOUNT          SHARES          AMOUNT
                                                                 ---------    -----------    ------------     -----------
CLASS A

  Shares sold..................................................  2,334,618   $ 26,534,395    1,179,686        $13,702,193

  Shares issued to shareholders in reinvestment of
  distributions ...............................................     84,320        947,287       60,754            696,640
                                                                 ---------   ------------    ---------        -----------
                                                                 2,418,938     27,481,682    1,240,440         14,398,833
  Less shares repurchased......................................   (695,912)    (7,619,563)    (472,296)        (5,404,052)
                                                                 ---------   ------------    ---------        -----------
  Net increase.................................................  1,723,026   $ 19,862,119      768,144        $ 8,994,781
                                                                 =========   ============    =========        ===========
CLASS B
  Shares sold..................................................  1,012,904   $ 11,296,871    2,722,911        $31,724,838
  Shares issued to shareholders in reinvestment of
  distributions ...............................................    444,432      4,959,344      586,954          6,775,123
                                                                 ---------   ------------    ---------        -----------
                                                                 1,457,336     16,256,215    3,309,865         38,499,961
  Less shares repurchased...................................... (6,179,061)   (69,344,390)  (4,333,843)       (49,422,593)
                                                                 ---------   ------------    ---------        -----------
  Net decrease................................................. (4,721,725)  $(53,088,175)  (1,023,978)      ($10,922,632)
                                                                 =========   ============    =========        ===========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS FISCAL PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                            ------------------------------------------------
                                                                               1995        1994        1993        1992(a)
                                                                            ----------   ---------   --------    -----------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period....................................  $ 10.79      $ 12.13     $ 11.12     $ 11.25
                                                                            -------      -------     -------     -------
  Net Investment Income...................................................     0.63         0.64        0.70        0.55
  Net Realized and Unrealized Gain (Loss) on Investments
   and Financial Futures Contracts........................................     0.77       ( 1.25)       1.05      ( 0.11)
                                                                            -------      -------     -------     -------
     Total from Investment Operations.....................................     1.40       ( 0.61)       1.75        0.44
                                                                            -------      -------     -------     -------
   Less Distributions:
  Dividends from Net Investment Income....................................   ( 0.63)      ( 0.64)     ( 0.70)     ( 0.53)
  Distributions from Net Realized Gain on Investments Sold
   and Financial Futures Contracts........................................      ---       ( 0.09)     ( 0.04)     ( 0.04)
                                                                            -------      -------     -------     -------
     Total Distributions..................................................   ( 0.63)      ( 0.73)     ( 0.74)     ( 0.57)
                                                                            -------      -------     -------     -------
  Net Asset Value, End of Period..........................................  $ 11.56      $ 10.79     $ 12.13     $ 11.12
                                                                            =======      =======     =======     =======
  Total Investment Return at Net Asset Value (c)..........................    13.30%      ( 5.22%)     16.10%       4.74%*
  Total Adjusted Investment Return at Net Asset Value (b)(d)..............    13.28%      ( 5.29%)     15.77%       4.51%*

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...............................  $42,384      $20,968     $14,244     $ 9,589
  Ratio of Expenses to Average Net Assets**...............................     1.06%        0.95%       0.70%       0.78%*
  Ratio of Adjusted Expenses to Average Net Assets (b)....................     1.11%        1.02%       1.03%       1.01%*
  Ratio of Net Investment Income to Average Net Assets**..................     5.53%        5.52%       5.98%       6.24%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (b).......     5.48%        5.42%       5.65%       6.01%*
  Portfolio Turnover Rate.................................................      104%          59%         23%         23%
  ** Expense Reimbursement Per Share......................................  $  0.01      $  0.01     $  0.04     $  0.02


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS AND TOTAL INVESTMENT RETURNS OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS
PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

FINANCIAL HIGHLIGHTS (continued)

----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                  ----------------------------------------------------------
                                                                    1995        1994        1993        1992         1991
                                                                  --------    --------    ---------   ---------    ---------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.........................   $  10.79    $  12.13    $  11.12    $  11.12     $  10.61
                                                                  --------    --------    --------    --------     --------
  Net Investment Income........................................       0.55        0.56        0.64        0.66         0.68
  Net Realized and Unrealized Gain (Loss) on Investments and
   Financial Futures Contracts.................................       0.78      ( 1.25)       1.05        0.04         0.61
                                                                  --------    --------    --------    --------     --------
     Total from Investment Operations..........................       1.33      ( 0.69)       1.69        0.70         1.29
                                                                  --------    --------    --------    --------     --------
   Less Distributions:
  Dividends from Net Investment Income.........................     ( 0.55)     ( 0.56)     ( 0.64)     ( 0.64)      ( 0.72)
  Distributions from Net Realized Gain on Investments Sold and
   Financial Futures Contracts.................................        ---      ( 0.09)     ( 0.04)     ( 0.06)      ( 0.06)
                                                                  --------    --------    --------    --------     --------
     Total Distributions.......................................     ( 0.55)     ( 0.65)     ( 0.68)     ( 0.70)      ( 0.78)
                                                                  --------    --------    --------    --------     --------
  Net Asset Value, End of Period...............................   $  11.57    $  10.79    $  12.13    $  11.12     $  11.12
                                                                  ========    ========    ========    ========     ========
  Total Investment Return at Net Asset Value (c)...............      12.63%     ( 5.85%)     15.51%       6.39%       12.55%
  Total Adjusted Investment Return at Net Asset Value (b)(d)...      12.61%     ( 5.92%)     15.18%       6.20%       12.24%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)....................   $178,002    $217,066    $256,342    $226,943     $199,955
  Ratio of Expenses to Average Net Assets**....................       1.73%       1.62%       1.23%       1.35%        1.19%
  Ratio of Adjusted Expenses to Average Net Assets (b).........       1.78%       1.69%       1.56%       1.54%        1.50%
  Ratio of Net Investment Income to Average Net Assets**.......       4.92%       4.84%       5.49%       5.74%        6.19%
  Ratio of Adjusted Net Investment Income to Average Net Assets
  (b) .........................................................       4.87%       4.77%       5.16%       5.55%        5.88%
  Portfolio Turnover Rate......................................        104%         59%         23%         23%          30%
  ** Expense Reimbursement Per Share...........................   $   0.01    $   0.01    $   0.04    $   0.02     $   0.04

 * On an annualized basis.

(a) Class A shares commenced operations on January 3, 1992.
(b) On an unreimbursed basis.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

SCHEDULE OF INVESTMENTS
October 31, 1995

----------------------------------------------------------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY
MANAGED TAX-EXEMPT FUND ON OCTOBER 31, 1995. IT HAS TWO MAIN CATEGORIES:
TAX-EXEMPT LONG-TERM BONDS AND SHORT-TERM INVESTMENTS. THE TAX-EXEMPT BONDS ARE
FURTHER BROKEN DOWN BY STATE. UNDER EACH STATE IS A LIST OF THE SECURITIES OWNED
BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION,
ARE LISTED LAST.

                                                                                                    PAR VALUE               YIELD
                                                               INTEREST      MATURITY     S&P        (000'S     MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE          DATE      RATING***   OMITTED)    VALUE      MARKET+
--------------------------                                       ----          ----      ------      -------     -----      ------
TAX-EXEMPT LONG-TERM BONDS
ALABAMA (2.27%)

  Birmingham, City of,
   GO Iss of 1989..........................................    7.350%        03-01-14    A1**       $  750     $  824,235   6.69%
  Citronelle Industrial Development Board,
   Stauffer Chemical Co Proj 1982..........................    8.000         12-01-12    NR**          500        563,435   7.10
  Mobile Industrial Development Board,
   Mobile Energy Serv Co Proj 1995.........................    6.950         01-01-20    BBB-        3,500*     3,623,270   6.71
                                                                                                               ----------
                                                                                                                5,010,940
                                                                                                               ----------
ALASKA (1.86%)
  Alaska Housing Finance Corp,
   Coll Home Mtg Ser A-3 GNMA/FNMA Coll....................    7.700         12-01-13    AAA           495        522,997   7.29
   Coll Home Mtg Ser B-1 GNMA Coll.........................    7.650         06-01-24    AAA         2,000      2,153,560    7.1
   Coll Home Mtg Ser B-2 GNMA Coll.........................    7.875         06-01-24    AAA           305        322,196   7.45
  Valdez Alaska Marine Terminal,
   Rev Ref Sohio Pipe Line Co. Proj Ser 1985...............    7.125         12-01-25    AA-         1,000      1,089,850   6.54
                                                                                                               ----------
                                                                                                                4,088,603
                                                                                                               ----------
ARIZONA (3.23%)
  Arizona Municipal Financing Program,
   Cert of Part Ser 25.....................................    7.875         08-01-14    AAA         1,000      1,275,560   6.17
  Navajo, County of,
   Poll Control Corp Rev Ref Arizona Pub Serv Co Ser A.....    5.875         08-15-28    BBB         5,000      4,739,350   6.20
  Pima, County of,
   Swr Rev Ref Ser 1991....................................    6.750         07-01-15    AAA           460        516,028   6.02
  Pima, County of,
   Swr Rev Ref Ser 1991....................................    6.750         07-01-15    AAA           540        588,217   6.20
                                                                                                               ----------
                                                                                                                7,119,155
                                                                                                               ----------
ARKANSAS (0.33%)
  Arkansas Development Finance Auth,
   Single Family Mtg Rev Ref Ser 1991 A....................    8.000         08-15-11    AA            660        721,710   7.32
                                                                                                               ----------
CALIFORNIA (9.50%)
  Central Valley Finance Agency,
   California Cogeneration Proj Rev Carson Ice Gen Proj....    6.100         07-01-13    BBB-        2,900      2,884,224   6.13
   California Cogeneration Proj Rev Carson Ice Gen Proj....    6.200         07-01-20    BBB-        2,000      1,989,780   6.23


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

CALIFORNIA (CONTINUED)
  Foothill/Eastern Transportation Corridor Agency,
   Toll Road Rev Ser A.................................     6.000%    01-01-34     BBB-         $6,025*    $ 5,690,010    6.35%
  Sacramento Cogeneration Auth,
   Cogeneration Proj Rev Procter & Gamble Proj.........     6.500     07-01-21     BBB-          4,500*      4,580,505    6.39
  Sacramento Municipal Utilities District,
   Elec Rev Ref Ser 1992 A Inflos......................     8.615#    08-15-18     AAA           1,000       1,078,750    7.99
  Santa Ana Financing Auth,
   Lease Rev Police Administration & Holding Facil
   Ser A...............................................     6.250     07-01-19     AAA           2,000*      2,160,860    5.78
  University of California,
   Cert of Part Rev Ref UCLA Central Chiller/
   Cogeneration Project................................     5.600     11-01-20     Aa**          2,700*      2,541,132    5.95
                                                                                                           -----------
                                                                                                            20,925,261
                                                                                                           -----------

COLORADO (4.33%)
  Arapahoe County Cap Imp Trust Fund
   Highway Revenue Ser. E-470..........................     6.950     08-31-20     Baa**         6,000*      6,322,860    6.60
  Colorado Housing Finance Auth,
   Single Family Prog Sr Iss A-2.......................     7.625     08-01-17     AA            1,035       1,095,237    7.21
   Single Family Residential Rev Ser C.................     8.750     09-01-17     Aa**            465         497,764    8.17
  Douglas County School District No. Re. 1,
   Douglas and Elbert Counties CO, GO Improvement Ser
   1994A...............................................     6.400     12-15-11     AAA           1,500       1,626,195    5.90
                                                                                                           -----------
                                                                                                             9,542,056
                                                                                                           -----------
CONNECTICUT (0.78%)
  Connecticut Health & Educational Facilities Auth,
   Rev Quinnipiac College Ser D.........................    6.000     07-01-23     BBB-          1,890       1,728,632    6.56
                                                                                                           -----------
DELAWARE (0.98%)
  Delaware State Economic Development Auth,
   Rev Ref Poll Control Delmarva Pwr Ser B..............    6.750     05-01-19     AAA           2,000*      2,160,920    6.25
                                                                                                           -----------
FLORIDA (7.75%)
  Broward, County of,
   Resource Recovery SES Broward Co., L.P. South Proj...    7.950     12-01-08     A             4,580       5,143,706    7.08
  Citrus, County of,
   Poll Control Rev Ref Ser 199A Florida Pwr Corp
   Crystal River Pwr Plant Proj.........................    6.625     01-01-27     A+            1,250*      1,315,375    6.30
  Dade, County of,
   Water & Swr Sys Rev Ser 1995.........................    5.500     10-01-18     AAA           3,000*      2,942,400    5.61
  Hernando, County of,
   Criminal Justice Complex Rev Ser 1986................    7.650     07-01-16     AAA             500         634,615    6.03
  Lee, County of,
   Hosp Board of Directors Hosp Rev Inflos..............    9.144#    04-01-20     AAA           2,000       2,215,000    8.26
  Orange County Health Facilities Auth,
   Hosp Rev Orlando Regional Medical Center.............    8.688#    10-29-21     AAA           1,000       1,085,000    8.01
  Tampa, City of,
   Cap Imp Prog Rev Ser B Iss of 1988...................    8.375     10-01-18     BBB           3,500       3,733,555    7.85
                                                                                                           -----------
                                                                                                            17,069,651
                                                                                                           -----------




                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

ILLINOIS (1.37%)
  Illinois Health Facilities Auth,
   Rev Methodist Hlth Serv Corp Ser 1991 B..............    9.538%#   05-01-21     AAA           $1,000    $ 1,161,250    8.21%
   Rev Methodist Medical Center Illinois Ref A..........    8.000     10-01-14     BBB            1,000      1,002,720    7.98
   Rev Swedish-American Hosp............................    7.400     04-01-20     AAA              750        852,412    6.51
                                                                                                           -----------
                                                                                                             3,016,382
                                                                                                           -----------

INDIANA (0.37%)
  Hammond Local Public Improvement,
   Bond Bank Ser A Township of Schererville
   Multi-Financing Prog.................................    7.000     03-15-09     AAA              750        821,663    6.39
                                                                                                           -----------

KANSAS (1.13%)
  Sedgwick, County of,
   GNMA Coll Mtg Ln Rev Ser C...........................    8.625     11-01-18     AAA           2,295       2,483,098    7.97
                                                                                                           -----------

LOUISIANA (2.83%)
  Calcasieu Parish Public Trust Auth,
   Mtg Rev Ref 1991 Ser A...............................    7.750     06-01-12     A**             540         589,939    7.09
  De Soto, Parish of,
   Environ Imp Rev Int'l Paper Co Proj Ser A............    7.700     11-01-18     A-            2,750*      3,091,495    6.85
  De Soto, Parish of,
   Environ Imp Rev Int'l Paper Co Proj Ser B............    6.550     04-01-19     A-            2,500*      2,563,275    6.39
                                                                                                           -----------

                                                                                                             6,244,709
                                                                                                           -----------

MAINE (0.61%)
  Maine State Housing Auth,
   Mtg Purchase Ser A-3.................................    7.800     11-15-15     AA-           1,250       1,332,325     7.32
                                                                                                           -----------

MASSACHUSETTS (10.44%)
  Greater New Bedford Regional Refuse Management
   District, Mass GO Landfill...........................    5.875     05-01-13     Baa**           750         708,150     6.22
  Massachusetts Health & Educational Facilities Auth,
   Rev St. Elizabeth's Hosp of Boston Ser E.............    9.746#    08-15-21     AAA           1,000       1,140,000     8.55
   Rev Ref Worcester Polytech Institute Ser E...........    6.750     09-01-11     A+            1,840*      2,023,540     6.14
  Massachusetts Housing Finance Agency,
   Insured Rental Ser A.................................    6.650     07-01-19     AAA           5,500       5,690,465     6.43
   Single Family Hsg Ser 8..............................    7.700     06-01-17     A+            1,000       1,075,930     7.16
  Massachusetts Municipal Wholesale Electric Co.,
   Pwr Supply Rev Ser A.................................    5.000     07-01-14     AAA           3,000*      2,792,970     5.37
  Massachusetts Municipal Wholesale Electric Co.,
   Pwr Supply Rev Ser B.................................    5.000     07-01-13     AAA           2,390*      2,215,076     5.39
  Massachusetts Turnpike Authority,
   Turnpike Rev Ser A...................................    5.000     01-01-20     A+            7,000*      6,326,880     5.53
  Massachusetts Water Pollution Abatement Trust,
   Wtr Poll Abatement Rev (SESD Ln Prog) 1994 Ser A.....    6.375     02-01-15     AA-           1,000       1,044,640     6.10
                                                                                                           -----------
                                                                                                            23,017,651
                                                                                                           -----------


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

MICHIGAN (1.93%)
  Detroit, City of,
   GO UnLtd Ser A 1995..................................    6.800%    04-01-15     BBB          $1,315*    $ 1,383,722    6.46%
  Michigan Housing Development Auth,
   Single Family Mtg Rev Ser A..........................    7.500     06-01-15     AA+           1,415       1,515,140    7.00
  Michigan State Hospital Financing Auth,
   Rev Ref Hosp Genesys Hlth Sys Ser A..................    8.100     10-01-13     BBB           1,250*      1,357,675    7.46
                                                                                                           -----------
                                                                                                             4,256,537
                                                                                                           -----------

MINNESOTA (0.13%)
  Minnesota Housing Finance Agency
   Single Family Mtg 1990 Ser C.........................    7.700     07-01-14     AA              265         282,736    7.22
                                                                                                           -----------
NEVADA (1.73%)
  Nevada Housing Division,
   Single Family Proj Sr Rev Ser 1989 Iss A-1...........    7.350     04-01-16     AA              940         982,450    7.03
   Single Family Proj Sr Rev Ser 1990 Iss C-1...........    7.850     10-01-15     AA              355         376,641    7.40
  Nevada, State of,
   GO Ltd Tax Municipal Bond Bank Proj No. 38...........    6.750     07-01-09     NR              975       1,101,906    5.97
   GO Ltd Tax Municipal Bond Bank Proj No. 38...........    6.750     07-01-09     AA               25          27,056    6.24
  Reno Hospital,
   Rev St. Mary's Regional Medical Center Ser A.........    7.750     07-01-07     AAA             720         798,804    6.99
   Rev St. Mary's Regional Medical Center Ser A.........    7.750     07-01-07     AAA             480         528,293    7.04
                                                                                 -----------
                                                                                                             3,815,150
                                                                                                           -----------
NEW JERSEY (0.51%)
  New Jersey Turnpike Auth,
   Turnpike Rev 1991 Ser C..............................    6.500     01-01-16     AAA           1,000*      1,126,100    5.77
                                                                                                           -----------
NEW YORK (12.44%)
  Metropolitan Transportation Auth,
   Transit Rev Ser J....................................    6.500     07-01-18     AAA           1,000*      1,063,860    6.11
  New York, State of
   GO UnLtd. 1995.......................................    5.800     10-01-12     A-            1,365*      1,392,000    5.69
  New York Local Assistance Corp.,
   Ser C, 1991..........................................    7.000     04-01-10     A             2,000*      2,217,260    6.31
  New York Local Government Assistance Corp.,
   Ser A, 1992..........................................    6.875     04-01-19     A             2,000*      2,180,800    6.31
  New York State Dormitory Authority,
   City Univ Sys 2nd Gen Rev Ser A......................    5.750     07-01-09     BBB           1,000         991,510    5.80
   State Univ Ed Facil Rev Ser 1990B....................    7.000     05-15-16     BBB+          5,000       5,342,350    6.55
   State Univ Ed Facil Rev Ser 1993A....................    5.500     05-15-19     BBB+          2,000*      1,877,120    5.86
  New York State Environmental Facilities Corp,
   State Wtr Poll Control Revolving Fund Rev Ser 1990 A,
   NYC Municipal Wtr Fin Auth Proj......................    7.500     06-15-12     A               600         672,846    6.69
  New York State Mortgage Agency,
   Rev Homeownership Ser BB-2...........................    7.950     10-01-15     Aa**            560         591,646    7.52
  New York Urban Development Auth.
   Ref Correctional Cap Facil Ser A.....................    5.250     01-01-21     BBB           3,000*      2,684,460    5.87


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

NEW YORK (CONTINUED)
  Port Authority of New York and New Jersey,
   Cons Seventy Second Ser 1992.........................    7.350%    10-01-27     AA-          $2,000*    $ 2,289,860    6.42%
  Triborough Bridge & Tunnel Auth,
   Rev Ref Ser 1987 L...................................    8.000     01-01-07     A+              500         548,710    7.29
   Rev Gen Purpose Ser X................................    6.500     01-01-19     A+            1,250       1,325,638    6.13
   Rev Gen Purpose Ser Y................................    6.125     01-01-21     A+            4,000*      4,242,000    5.78
                                                                                                           -----------
                                                                                                            27,420,060
                                                                                                           -----------
OHIO (3.80%)
  Cleveland, City of,
   Pub Pwr Sys First Mtg Ser 1994A......................    7.000     11-15-16     AAA           5,860*      6,704,895    6.12
  Cuyahoga, County of,
   Hosp Imp Rev Deaconess Hosp of Cleveland Proj
   Ser 1985 B...........................................    7.450     10-01-18     A1**            750         867,547    6.44
   Hosp Rev Meridia Hlth Sys Ser 1991...................    7.000     08-15-23     A               750         793,642    6.62
                                                                                                           -----------
                                                                                                             8,366,084
                                                                                                           -----------

OKLAHOMA (0.77%)
  Tulsa County Industrial Auth,
   Hlth Care Rev St. Francis Hosp Inc...................    6.900     12-15-05     AA            1,500       1,701,135    6.08
                                                                                                           -----------
PENNSYLVANIA (6.65%)
  Northumberland County Auth,
   Commonwealth Lease Rev Ser 1991......................    6.250     10-15-09     AAA           1,000       1,060,500    5.89
  Pennsylvania Economic Development Financing Auth,
   Colver Proj. Ser D...................................    7.150     12-01-18     BBB-          5,000*      5,217,400    6.85
  Pennsylvania Turnpike Commission,
   Turnpike Rev Ser K.................................      7.625     12-01-09     AAA             500         571,250    6.67
  Philadelphia Hospital & Higher Education Facilities
   Auth, Hosp Rev Children's Hosp Philadelphia Proj
   Ser A..............................................      7.875     07-01-08     AA              500         538,005    7.32
   Hosp Rev Temple Univ Hosp Ser A....................      6.625     11-15-23     A-            3,375       3,409,324    6.56
  Philadelphia School District,
   GO UnLtd. Ser. B...................................      5.500     09-01-25     AAA           4,000*      3,863,320    5.69
                                                                                                           -----------
                                                                                                            14,659,799
                                                                                                           -----------
SOUTH CAROLINA (2.86%)
  James Island Public Service District,
   Charleston County Swr Sys Ref......................      7.500     06-01-18     AAA           1,250       1,405,600    6.67
  Lexington County School District No. 1,
   Cert of Part 1989 Ser B Pelion High School Proj....      7.650     09-01-09     AAA           1,145       1,284,999    6.82
  Richland, County of,
   Poll Control Rev Union Camp Corp Proj Ser 1992 B...      6.625     05-01-22     A             2,460       2,572,865    6.33
   Poll Control Rev Union Camp Corp Proj Ser C........      6.550     11-01-20     A             1,000       1,042,760    6.28
                                                                                                           -----------
                                                                                                             6,306,224
                                                                                                           -----------


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

SOUTH DAKOTA (0.50%)
  South Dakota Health & Educational Facilities Auth,
   Rev Ser 1989 Sioux Valley Hosp Iss...................    7.625%    11-01-13     AA-         $   925     $ 1,030,321    6.85%
   Rev Ser 1989 Sioux Valley Hosp Iss...................    7.625     11-01-13     AA-              75          78,809    7.26
                                                                                                           -----------
                                                                                                             1,109,130
                                                                                                           -----------
TENNESSEE (4.92%)
  Eastside Utility District of Hamilton,
   Waterworks Rev Iss...................................    6.750     11-01-11     BBB+          1,000       1,051,640    6.42
  Humphreys, County of,
   Indl Devel Board Solid Waste Disp Rev (E.I.
   DuPont DeNemours & Co.)..............................    6.700     05-01-24     AA            6,500       6,788,925    6.41
  Metropolitan Nashville & Davidson County Health &
   Education Facility Board, Rev Ref Vanderbilt
   Univ Ser A...........................................    7.625     05-01-16     AA            1,750       1,939,175    6.88
  Tennessee Housing Development Agency,
   Homeownership Prog Proj J............................    7.750     07-01-17     A+            1,000       1,068,040    7.26
                                                                                                           -----------
                                                                                                            10,847,780
                                                                                                           -----------
TEXAS (4.93%)
  Austin, City of,
   Utility Sys Rev Ref Ser B............................    7.800     11-15-12     A             1,000       1,109,900    7.03
  Corpus Christi Housing Finance Corp,
   Single Family Mtg Sr Rev Ref Ser 1991 A..............    7.700     07-01-11     AAA             730         793,495    7.08
  El Paso Housing Finance Corp,
   Single Family Mtg Rev Ref Bonds 1991 Ser A...........    8.750     10-01-11     A**             665         739,300    7.87
  Harris County Health Facilities Development Corp,
   Hospital Rev Saint Luke's Episcopal..................    8.250     02-15-08     AAA           1,475       1,695,041    7.18
  Harris, County of,
   Toll Road Unltd Tax & Sub Lien Rev Ref...............    8.100     08-01-08     AA+             250         279,890    7.23
   Toll Road Unltd Tax & Sub Lien Rev Ref...............    8.125     08-01-15     AA+             250         280,045    7.25
  Houston Water & Sewer System,
   Rev Ref Prior Lien Ser B.............................    6.750     12-01-08     A             1,500       1,652,535    6.13
  North Central Texas Health Facility Development Corp,
   Hospital Rev Baylor Univ Medical Center Ser 1991 A...    9.614#    05-15-16     AA            1,000       1,114,560    8.63
  Texas Housing Agency,
   Mtg Rev Single Family Ser A..........................    8.250     03-01-17     A+              990       1,025,145    7.97
  Texas, State of,
   Veterans' Land Board GO..............................    7.125     12-01-09     AA            1,000       1,078,490    6.61
   Veterans' Land Board GO..............................    8.250     12-01-10     AA              390         399,894    8.05
   Veterans' Land Board GO Prerefunded..................    8.250     12-01-10     AAA             610         700,506    7.18
                                                                                                           -----------
                                                                                                            10,868,801
                                                                                                           -----------
UTAH (3.48%)
  Intermountain Power Agency,
   Pwr Supply Rev Ref Ser A.............................    5.000     07-01-21     AA-           2,000       1,756,180    5.69
   Pwr Supply Spec Oblig-Registered-1st Crossover Ser...    5.000     07-01-16     AA-           1,935       1,732,676    5.58


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

UTAH (CONTINUED)
  Salt Lake City Hospital,
   Rev Ref IHC Hosp Inc Ser B...........................    8.000%    05-15-07     AA           $  350    $    386,215    7.25%
   Rev Ref IHC Hosp Inc VRDN/RIBS.......................    9.287#    05-15-20     AAA           1,500       1,708,125    8.16
   Rev Ref Ser A........................................    8.125     05-15-15     AAA           1,000       1,212,390    6.70
  Utah Housing Finance Agency,
   Single Family Mtg Sr Bonds 1990 Iss B-2..............    7.700     07-01-15     AA              425         444,941    7.35
   Single Family Mtg Sr Bonds 1991 Iss B-1..............    7.500     07-01-16     AA              405         434,205    7.00
                                                                                                          ------------
                                                                                                             7,674,732
                                                                                                          ------------
VIRGINIA (1.59%)
  Arlington County Industrial Development Auth,
   Hosp Facil Rev Arlington Hosp Ser 1991 A.............    7.125     09-01-21     AAA**           500         575,750    6.19
  Fairfax County Industrial Development Auth,
   Rev RITES............................................    9.528#    08-29-23     AA-           1,000       1,266,250    7.52
  Fredericksburg Industrial Auth,
   Hosp Facil Rev.......................................    9.144#    08-15-23     AAA           1,500       1,659,375    8.27
                                                                                                          ------------
                                                                                                             3,501,375
                                                                                                          ------------
WASHINGTON (1.89%)
  Tacoma Electric System,
   Rev Iss of 1989......................................    7.375     01-01-08     AAA           1,000       1,118,510    6.59
   Rev VRDN/RIBS Iss of 1991............................    8.790#    01-02-15     AAA           1,000       1,095,000    8.03
  University of Washington,
   Housing & Dining Sys Rev Ser 1991....................    7.000     12-01-21     AAA             750         832,230    6.31
  Washington, State of,
   GO Ser A of 1990.....................................    6.750     02-01-15     AA            1,000       1,125,430    6.00
                                                                                                          ------------
                                                                                                             4,171,170
                                                                                                          ------------
WISCONSIN (0.52%)
  Sturgeon Bay, City of,
   Door County Combined Util Mtg Rev Ser 1990...........    7.500     01-01-10     AAA             770         884,283    6.53
   Door County Combined Util Mtg Rev Ser 1990...........    7.500     01-01-10     AAA             230         258,653    6.67
                                                                                                          ------------
                                                                                                             1,142,936
                                                                                                          ------------
WYOMING (1.20%)
  Sweetwater County Pollution Control,
   Rev Idaho Pwr Co. Ser A..............................    7.625     12-01-14     A-              500         525,165    7.26
   Rev Idaho Pwr Co. Ser B..............................    7.625     12-01-13     A-            1,000       1,050,330    7.26
   Rev Idaho Pwr Co. Ser B MBIA.........................    7.625     12-01-13     AAA           1,000       1,063,490    7.17
                                                                                                          ------------
                                                                                                             2,638,985
                                                                                                          ------------
OTHER - PUERTO RICO (1.30%)
  University of Puerto Rico,
   Univ Rev Ser M.......................................    5.250     06-01-25     AAA           3,000*      2,865,600    5.50
                                                                                                          ------------
                                                      TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                   (Cost $205,317,165)         (98.93%)    218,037,090
                                                                                                ------    ------------

                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                    PAR VALUE
                                                                       INTEREST      (000'S           MARKET
STATE, ISSUER, DESCRIPTION                                               RATE       OMITTED)          VALUE
--------------------------                                               ----       --------          -----
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.83%)
   Investment in a joint repurchase
     agreement with SBC Capital
     Markets Dated 10-31-95,
     Due 11-01-95 (secured by
     U.S. Treasury Bonds 8.75%
     Due 05-15-17 and U.S. Treasury
     Note 5.75% Due 09-30-97)....................................        5.890%    $1,831         $  1,831,000
CORPORATE SAVINGS ACCOUNT (0.0%)
   Investors Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 3.0%...........................................                                        6,384
                                                                                                  ------------
                                                   TOTAL SHORT-TERM INVESTMENTS   ( 0.83%)           1,837,384
                                                                                   ------         ------------
                                                              TOTAL INVESTMENTS   (99.76%)        $219,874,474
                                                                                   ======         ============


NOTES TO SCHEDULE OF INVESTMENTS
  * Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
 ** Rated by Moody's Investors Services or John Hancock Advisers, Inc. where
    Standard & Poor's ratings are not available. NR Security is not rated.
*** Credit ratings are unaudited.
  + The yield is unaudited and not calculated in accordance with guidelines established by the U.S. Securities and Exchange Commission.
  # Represents rate in effect on October 31, 1995.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

PORTFOLIO CONCENTRATION (UNAUDITED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE JOHN HANCOCK MANAGED TAX-EXEMPT FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY VARIOUS STATES AND THEIR VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE APPLICABLE STATES AND THE FINANCIAL CONDITION OF THE STATES AND THEIR AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31,
1995 ASSIGNED TO THE VARIOUS SECTOR CATEGORIES.

                                                                MARKET VALUE AS A PERCENTAGE OF
  SECTOR DISTRIBUTION                                               THE FUND'S NET ASSETS:
  -------------------                                           -------------------------------
General Obligation ..........................................                4.42%
Revenue Bonds - Electric ....................................                8.90
Revenue Bonds - Health/Education ............................               25.00
Revenue Bonds - Housing .....................................               11.23
Revenue Bonds - Industrial ..................................                5.32
Revenue Bonds - Pollution Control ...........................               14.45
Revenue Bonds - Transportation ..............................               10.65
Revenue Bonds - Water & Sewer ...............................                4.69
Revenue Bonds - Other .......................................               14.27
                                                                            -----
                             TOTAL TAX-EXEMPT LONG-TERM BONDS               98.93%
                                                                            =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is a an open-end investment management company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Managed Tax-Exempt Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Regional Bank Fund, John Hancock Sovereign U.S. Government Income Fund and John Hancock Sovereign Achievers Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

     The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B.The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses and distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The premium amortization reduces interest income. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

     At October 31, 1995 there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000, and (c) 0.45% of the Fund's average daily net asset value in excess of $750,000,000.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value. Additionally, the Adviser may reduce part or all of its management fee for a period under the terms of the Advisory Agreement. For the period ended October 31, 1995 the Adviser reduced the Fund's management fee by $113,411. This reduction may be discontinued at any time. Furthermore, $47,982 of custodian fees have been reduced by balance credits applied during the period ended October 31, 1995.

     John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received on sales of Class A shares of the Fund amounted to $96,495. Out of this amount, $11,759 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $22,654 was paid as sales commissions to unrelated broker-dealers and

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


$62,082 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sales of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges received by JH Funds amounted to $308,083.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/ service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.90% effective August 1, 1995, increased to 1.00% effective September 1, 1995 and decreased to 0.95% effective October 1, 1995.

     The Fund has a transfer agent agreement with John Hancock Investor Services, Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.03% and 0.06% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Investor Services on behalf of the Fund. For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $20,596 for Class A and $140,680 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund.

     Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $231,092,265 and $262,789,315, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

     The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $207,148,165. Gross unrealized appreciation and depreciation of investments aggregated $13,077,991 and $358,066, respectively, resulting in net unrealized appreciation of $12,719,925.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $70,529, a decrease in accumulated net realized gain on investments and financial futures contracts of $67,819 and a decrease to capital paid-in of $2,710. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                  John Hancock Funds - Managed Tax-Exempt Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Managed Tax-Exempt Fund and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Managed Tax-Exempt Fund (the "Fund") (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 18, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1995.

     It is anticipated that there will be a distribution from net realized gains from sales of securities and financial futures contracts to shareholders of record on December 22, 1995 and payable on December 28, 1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

     Income dividends for the Fund are 100% tax-exempt.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $100,826,204) .......................      $111,913,000
   Joint repurchase agreement (cost - $3,126,000) ............         3,126,000
   Corporate savings account .................................            11,466
                                                                    ------------
                                                                     115,050,466
  Receivable for shares sold .................................            74,422
  Interest receivable ........................................               508
  Dividends receivable .......................................            71,250
  Other assets ...............................................             1,328
                                                                    ------------
                    Total Assets .............................       115,197,974
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased .............................            91,346
  Payable for investments purchased ..........................         1,077,100
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .......................................           113,854
  Accounts payable and accrued expenses ......................            46,009
                                                                    ------------
                    Total Liabilities ........................         1,328,309
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ............................................       101,872,756
  Accumulated net realized gain on investments ...............           910,113
  Net unrealized appreciation of investments .................        11,086,796
                                                                    ------------
                    Net Assets ...............................      $113,869,665
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $27,691,989 / 2,168,607 ..........................      $      12.77
================================================================================
  Class B - $86,177,676 / 6,790,262 ..........................      $      12.69
================================================================================
MAXIMUM OFFERING PRICE *
  Class - A ($12.77 x 105.26%) ...............................      $      13.44
================================================================================
*   On a single retail sale of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $2,000) .......     $ 1,979,608
  Interest .....................................................         526,784
                                                                     -----------
                                                                       2,506,392
                                                                     -----------
  Expenses:
   Distribution/service fee - Note B
     Class A ...................................................          74,479
     Class B ...................................................         873,032
   Investment management fee - Note B ..........................         866,401
   Transfer agent fee - Note B .................................         323,804
   Custodian fee ...............................................          40,301
   Printing ....................................................          29,877
   Trustees' fees ..............................................          22,566
   Auditing fee ................................................          22,500
   Registration and filing fees ................................          13,675
   Miscellaneous ...............................................           7,889
   Legal .......................................................           1,172
                                                                     -----------
                    Total Expenses .............................       2,275,696
                                                                    ------------
                    Net Investment Income ......................         230,696
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold ........................         890,733
  Change in net unrealized appreciation/depreciation
   of investments ..............................................      11,617,034
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments ........................      12,507,767
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................     $12,738,463
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                           YEAR ENDED OCTOBER 31,
                                                                                                        ---------------------------
                                                                                                            1995            1994
                                                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ............................................................................    $    230,696   $    439,388
  Net realized gain on investments sold ............................................................         890,733      5,079,274
  Change in net unrealized appreciation/depreciation of investments ................................      11,617,034     (4,547,665)
                                                                                                        ------------   ------------
   Net Increase  in Net Assets Resulting from Operations ...........................................      12,738,463        970,997
                                                                                                        ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.1015 and $0.0985 per share, respectively) .........................................        (213,064)      (192,364)
   Class B - ($0.0287 and $0.0196 per share, respectively) .........................................        (216,094)      (155,215)
  Distributions from net realized gain on investments sold
   Class A - ($0.5222 and $0.4437 per share, respectively) .........................................        (999,954)      (865,748)
   Class B - ($0.5222 and $0.4437 per share, respectively) .........................................      (4,061,492)    (3,478,874)
                                                                                                        ------------   ------------
  Total Distributions to Shareholders ..............................................................      (5,490,604)    (4,692,201)
                                                                                                        ------------   ------------

FROM FUND SHARE TRANSACTIONS-- NET* ................................................................     (11,101,562)     4,219,619
                                                                                                        ------------   ------------

NET ASSETS:
  Beginning of period ..............................................................................     117,723,368    117,224,953
                                                                                                        ------------   ------------
  End of period (including undistributed net investment income of none and $198,462, respectively)..    $113,869,665   $117,723,368
                                                                                                        ============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:                                                   YEAR ENDED OCTOBER 31,
                                                                      ----------------------------------------------------------
                                                                               1995                             1994
                                                                      -------------------------       --------------------------
                                                                        SHARES        AMOUNT            SHARES         AMOUNT
                                                                      ----------   ------------       ----------    ------------
CLASS A
  Shares sold......................................................      665,977   $  8,286,634        2,105,977    $ 25,842,725
  Shares issued to shareholders in reinvestment of distributions...      106,291      1,186,137           85,071       1,034,292
                                                                      ----------   ------------       ----------    ------------
                                                                         772,268      9,472,771        2,191,048      26,877,017
  Less shares repurchased..........................................     (542,110)    (6,600,356)      (2,139,424)    (26,191,185)
                                                                      ----------   ------------       ----------    ------------
  Net increase.....................................................      230,158   $  2,872,415           51,624    $    685,832
                                                                      ==========   ============       ==========    ============
CLASS B
  Shares sold......................................................      531,328   $  6,390,883        1,454,076    $ 17,601,685
  Shares issued to shareholders in reinvestment of distributions...      360,515      3,973,464          281,030       3,417,866
                                                                      ----------   ------------       ----------    ------------
                                                                         891,843     10,364,347        1,735,106      21,019,551
  Less shares repurchased..........................................   (2,003,631)   (24,338,324)      (1,456,639)    (17,485,764)
                                                                      ----------   ------------       ----------    ------------
  Net increase (decrease)..........................................   (1,111,788)  $(13,973,977)         278,467    $  3,533,787
                                                                      ==========   ============       ==========    ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD DURING THE PERIOD, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                          YEAR ENDED OCTOBER 31,
                                                                         --------------------------------------------------------
                                                                           1995         1994       1993         1992        1991
                                                                         -------      -------    -------      -------     -------
CLASS A**
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..............................     $ 12.02      $ 12.39    $ 10.99      $ 12.81
                                                                         -------      -------    -------      -------
  Net Investment Income ............................................        0.08(a)      0.10       0.08(a)      0.06(a)
  Net Realized and Unrealized Gain (Loss) on Investments............        1.29         0.07       1.34        (0.06)
                                                                         -------      -------    -------      -------
  Total from Investment Operations..................................        1.37         0.17       1.42         0.00
                                                                         -------      -------    -------      -------
  Less Distributions:
  Dividends from Net Investment Income..............................       (0.10)       (0.10)    (0.02)        (0.07)
  Distributions from Net Realized Gain on Investments Sold..........       (0.52)       (0.44)       --         (1.74)
  Distributions from Capital Paid-In................................        --           --          --         (0.01)
                                                                         -------      -------    -------      -------
  Total Distributions...............................................       (0.62)       (0.54)     (0.02)       (1.82)
                                                                         -------      -------    -------      -------
  Net Asset Value, End of Period....................................     $ 12.77      $ 12.02    $ 12.39      $ 10.99
                                                                         =======      =======    =======      =======
  Total Investment Return at Net Asset Value (c)....................       12.21%        1.35%     12.97%        0.19%(b)
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).........................     $27,692      $23,292    $23,372      $ 1,771
  Ratio of Expenses to Average Net Assets...........................        1.46%        1.53%      1.60%        1.73%*
  Ratio of Net Investment Income to Average Net Assets..............        0.69%        0.83%      0.64%        0.62%*
  Portfolio Turnover Rate...........................................          65%          60%        71%         246%

CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..............................     $ 11.95      $ 12.31    $ 10.97      $ 11.71     $  9.22
                                                                         -------      -------    -------      -------     -------
  Net Investment Income ............................................        0.01(a)      0.03       0.02(a)      0.01(a)     0.07
  Net Realized and Unrealized Gain on Investments...................        1.28         0.07       1.33         1.05        2.67
                                                                         -------      -------    -------      -------     -------
  Total from Investment Operations..................................        1.29         0.10       1.35         1.06        2.74
                                                                         -------      -------    -------      -------     -------
  Less Distributions:
  Dividends from Net Investment Income..............................      (0.03)        (0.02)     (0.01)       (0.03)      (0.20)
  Distributions from Net Realized Gain on Investments Sold..........      (0.52)        (0.44)       --         (1.76)      (0.05)
  Distributions from Capital Paid-In................................        --            --         --         (0.01)        --
                                                                         -------      -------    -------      -------     -------
  Total Distributions...............................................      (0.55)        (0.46)     (0.01)       (1.80)      (0.25)
                                                                         -------      -------    -------      -------     -------
  Net Asset Value, End of Period....................................     $ 12.69      $ 11.95    $ 12.31      $ 10.97     $ 11.71
                                                                         =======      =======    =======      =======     =======
  Total Investment Return at Net Asset Value (c)....................       11.51%        0.78%     12.34%        7.22%      30.21%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).........................     $86,178      $94,431    $93,853      $23,525     $21,826
  Ratio of Expenses to Average Net Assets...........................        2.11%        2.10%      2.09%        2.27%       2.24%
  Ratio of Net Investment Income to Average Net Assets..............        0.06%        0.25%      0.17%        0.10%       0.66%
  Portfolio Turnover Rate...........................................          65%          60%        71%         246%        217%

  * On an annualized basis.
 ** Class A shares commenced operations on January 3, 1992.
(a) On average month end shares outstanding.
(b) Not annualized.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE SOVEREIGN ACHIEVERS FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE MAIN CATEGORY OF COMMON STOCKS IS FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
Per share earnings and dividends and their compound growth rates as well as price/earnings ratios are shown for the most recently reported five year periods on common stocks, but are not audited.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                                                                                       COMPOUND
 NUMBER                                                                                 GROWTH      MARKET
OF SHARES                COMMON STOCKS (98.28%)                                          RATE       VALUE
ADVERTISING (3.40%)
100,000    Interpublic Group of Cos., Inc. (The) ...............................                  $3,875,000
                                                                                                  ----------
           One of the largest advertising agencies in the world.
           Earnings P/S .........................  $1.23, 1.43, 1.49, 1.79, 2.04         13.5%
           Dividends P/S ........................       $.41, .45, .49, .55, .61         10.4%
           Price/Earnings Ratio..................                           18.6

Banks (5.76%)
 50,000*   BankAmerica Corp.....................................................                   2,875,000
           Provides retail and wholesale banking services in the Western United
           States and other select markets.
           Earnings P/S .........................  $4.55, 4.27, 4.77, 5.17, 6.15          7.8%
           Dividends P/S ........................  $1.20, 1.30, 1.40, 1.60, 1.84         11.3%
           Price/Earnings Ratio..................                            9.6
125,000    Norwest Corp. .......................................................                   3,687,500
           Minneapolis-based superregional bank.
           Earnings P/S .........................   $.94, 1.58, 1.75, 2.16, 2.67         29.8%
           Dividends P/S ........................       $.47, .54, .64, .77, .90         17.6%
           Price/Earnings Ratio..................                           11.9
                                                                                                  ----------
                                                                                                   6,562,500
                                                                                                  ----------
CAPITAL GOODS (7.82%)
 35,000*   Emerson Electric Co..................................................                   2,493,750
           Long-established manufacturer of electrical and electronic products.
           Earnings P/S .........................  $2.83, 2.96, 3.15, 4.04, 4.16         10.1%
           Dividends P/S ........................  $1.34, 1.40, 1.47, 1.60, 1.84          8.3%
           Price/Earnings Ratio..................                           17.7
 40,000*   Illinois Tool Works, Inc.............................................                   2,325,000
           Manufacturer of industrial components and other specialty products and equipment for high-volume manufacturing.
           Earnings P/S .........................  $1.63, 1.68, 1.78, 2.22, 3.17         18.1%
           Dividends P/S ........................       $.40, .45, .49, .54, .62         11.6%
           Price/Earnings Ratio..................                           18.7
150,000    Myers Industries, Inc. ..............................................                   2,156,250
           Manufacturer of polymer and metal products for the transportation industries.
           Earnings P/S .........................     $.65, .80, .84, 1.02, 1.00         11.4%
           Dividends P/S ........................       $.09, .10, .11, .13, .14         11.7%
           Price/Earnings Ratio..................                           13.9
 85,000    Stewart & Stevenson Services, Inc. ..................................                   1,933,750
           Leading manufacturer of custom diesel and gas turbine power systems.
           Earnings P/S .........................  $1.03, 1.23, 1.54, 1.90, 2.09         19.4%
           Dividends P/S ........................       $.14, .18, .22, .26, .30         21.0%
           Price/Earnings Ratio..................                           10.8
                                                                                                  ----------
                                                                                                   8,908,750
                                                                                                  ----------
CHEMICALS - DIVERSIFIED (7.32%)
 50,000*   Air Products & Chemicals, Inc. ......................................                   2,581,250
           Produces and distributes industrial gases.
           Earnings P/S .........................  $2.23, 2.45, 1.76, 2.05, 3.29         10.2%
           Dividends P/S ........................      $.75, .83, .89, .95, 1.01          7.7%
           Price/Earnings Ratio..................                           16.7
100,000    Ecolab Inc. .........................................................                   2,900,000
           Leading developer/marketer of cleaning products.
           Earnings P/S .........................    $.93, .95, 1.17, 1.35, 1.34          9.6%
           Dividends P/S ........................      $ .35, .36, .38, .44, .50          9.3%
           Price/Earnings Ratio..................                           21.7
 60,000*   Sigma-Aldrich Corporation............................................                   2,850,000
           Manufactures and distributes biochemical and organic products for research and diagnostic purposes.
           Earnings P/S .........................  $1.25, 1.85, 2.08, 2.21, 2.52         19.2%
           Dividends P/S ........................       $.20, .23, .26, .30, .34         14.2%
           Price/Earnings Ratio..................                           18.1
                                                                                                  ----------
                                                                                                   8,331,250
                                                                                                  ----------
COMMERCIAL SERVICES (8.33%)
 50,000*   Alco Standard Corporation ...........................................                   4,425,000
           Distributes office products and paper products.
           Earnings P/S ........................  $1.95, 2.22, (.05), 1.12, 3.63         16.8%
           Dividends P/S .......................       $.85, .89, .93, .97, 1.01          4.4%
           Price/Earnings Ratio.................                            24.8
 30,000*   Cintas Corporation...................................................                   1,260,000
           Designs, plans and implements corporate-identity uniform rentals and sales throughout the U.S.
           Earnings P/S ........................      $.69, .85, .99, 1.18, 1.40         19.4%
           Dividends P/S .......................       $.095, .11, .14, .17, .20         20.5%
           Price/Earnings Ratio.................                            32.1
125,000    Sysco Corp. .........................................................                   3,796,875
           Largest distributor of foodservice products.
           Earnings P/S ........................     $.86, .95, 1.10, 1.24, 1.42         13.4%
           Dividends P/S .......................        $.14, .22, .28, .36, .44         33.2%
           Price/Earnings Ratio.................                            21.2
                                                                                                  ----------
                                                                                                   9,481,875
                                                                                                  ----------
CONSUMER DURABLES (1.27%)
100,000    Juno Lighting, Inc. .................................................                   1,450,000
                                                                                                  ----------
           Manufactures/markets full line of recessed and track lighting fixtures.
           Earnings P/S ........................      $.70, .80, .95, 1.18, 1.13         12.7%
           Dividends P/S .......................        $.14, .19, .23, .26, .30         21.0%
           Price/Earnings Ratio.................                            13.1

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


                                                                                       COMPOUND
 NUMBER                                                                                 GROWTH      MARKET
OF SHARES                COMMON STOCKS                                                   RATE       VALUE
CONSUMER NON-DURABLES (14.66%)
 35,000*   Kimberly-Clark Corporation...........................................                 $ 2,541,875
           Leading producer of consumer and personal care products.
           Earnings P/S ........................   $3.01, 3.37, 1.95, 3.55, 3.66          5.0%
           Dividends P/S .......................   $1.45, 1.64, 1.70, 1.75, 1.79          5.4%
           Price/Earnings Ratio.................                            20.3
100,000    McCormick & Co., Inc. ...............................................                   2,475,000
           Manufacturer of spices, mixes, teas, and other food related products.
           Earnings P/S ........................    $.92, 1.09, 1.15, 1.30, 1.23          7.5%
           Dividends P/S .......................        $.28, .38, .44, .48, .52         16.7%
           Price/Earnings Ratio.................                            20.9
 75,000    PepsiCo Inc. ........................................................                   3,956,250
           Second largest soft drink company.
           Earnings P/S ........................   $1.35, 1.63, 1.73, 2.13, 2.42         15.7%
           Dividends P/S .......................        $.46, .51, .61, .68, .76         13.4%
           Price/Earnings Ratio.................                            21.6
 50,000    Procter & Gamble Co. (The)...........................................                   4,050,000
           Produces laundry and cleaning products, personal care items, food, beverages, etc.
           Earnings P/S ........................    $2.43, 2.43, .63, 2.07, 3.93         12.8%
           Dividends P/S .......................   $1.00, 1.08, 1.17, 1.32, 1.50         10.7%
           Price/Earnings Ratio.................                            20.8
125,000    Sara Lee Corp. ......................................................                    3,671,875
           Manufactures brand name packaged foods and consumer products.
           Earnings P/S ........................    $1.41, 1.28, 1.43, .46, 1.66          4.2%
           Dividends P/S .......................        $.47, .50, .58, .64, .68          9.7%
           Price/Earnings Ratio.................                            17.9
                                                                                                 -----------
                                                                                                  16,695,000
                                                                                                 -----------
DIVERSIFIED OPERATIONS (7.04%)
100,000*   Corning Inc. ........................................................                   2,612,500
           Worldwide technology and healthcare services company.
           Earnings P/S ........................     $1.60, 1.69, .72, .54, (.46)         NMF
           Dividends P/S .......................        $.45, .53, .62, .68, .69         11.3%
           Price/Earnings Ratio.................                            15.2
100,000*   Federal Signal Corporation...........................................                   2,237,500
           Manufactures fire trucks and street sweepers, as well as public safety equipment.
           Earnings P/S ........................       $.65, .73, .74, .97, 1.18         16.1%
           Dividends P/S .......................         $.27, .32, .36,.42, .50         16.7%
           Price/Earnings Ratio.................                            19.5
 50,000    General Electric Co. ................................................                   3,162,500
           Dominant force in home appliances, electrical power, and financial services.
           Earnings P/S ........................   $2.54, 2.54, 2.33, 3.31, 3.78         10.5%
           Dividends P/S .......................   $1.02, 1.12, 1.26, 1.44, 1.64         12.6%
           Price/Earnings Ratio.................                            16.7
                                                                                                 -----------
                                                                                                   8,012,500
                                                                                                 -----------
ELECTRONICS (2.60%)
 75,000*   AMP Incorporated ....................................................                 $ 2,943,750
                                                                                                 -----------
           World's largest producer of electronic and electrical connection devices.
           Earnings P/S ........................   $1.24, 1.34, 1.41, 1.62, 1.94         11.8%
           Dividends P/S .......................        $.72, .76, .80, .84, .92          6.3%
           Price/Earnings Ratio.................                            20.2
HEALTHCARE (9.40%)
 80,000    Abbott Laboratories .................................................                   3,180,000
           Major pharmaceutical and healthcare firm.
           Earnings P/S ........................   $1.22, 1.41, 1.63, 1.82, 2.06         14.0%
           Dividends P/S .......................        $.48, .58, .66, .74, .82         14.3%
           Price/Earnings Ratio.................                            19.1
 75,000*   Pfizer, Inc..........................................................                   4,303,125
           Leading ethical pharmaceutical producer.
           Earnings P/S ........................    $1.30, 1.21, .99, 2.01, 2.39         16.4%
           Dividends P/S .......................       $.66, .74, .84, .94, 1.04         12.0%
           Price/Earnings Ratio.................                            24.6
 60,000    Schering-Plough Corp. ...............................................                   3,217,500
           Major pharmaceutical corporation.
           Earnings P/S ........................   $1.44, 1.74, 2.05, 2.34, 2.72         17.2%
           Dividends P/S .......................       $.64, .75, .87, .99, 1.13         15.3%
           Price/Earnings Ratio.................                            20.0
                                                                                                 -----------
                                                                                                  10,700,625
                                                                                                 -----------
INFORMATION PROCESSING (3.95%)
 30,000*   Automatic Data Processing, Inc. .....................................                   2,145,000
           Largest independent computing services firm in the U.S.
           Earnings P/S ........................   $1.67, 1.88, 2.13, 2.44, 2.85         14.3%
           Dividends P/S .......................       $.375, .43, .49, .56, .65         14.7%
           Price/Earnings Ratio.................                            24.9
 50,000*   General Motors Class E Stock.........................................                   2,356,250
           Class E stock represents GM's wholly-owned subsidiary Electronic Data
           Systems, a major computer services firm.
           Earnings P/S ........................   $1.10, 1.29, 1.46, 1.64, 1.89         14.5%
           Dividends P/S .......................        $.28, .32, .36, .40, .48         14.4%
           Price/Earnings Ratio.................                            25.4
                                                                                                 -----------
                                                                                                   4,501,250
                                                                                                 -----------
INSURANCE (4.75%)
 50,000*   AFLAC  Incorporated..................................................                   2,037,500
           Large holding company with insurance and broadcasting interests.
           Earnings P/S ........................   $1.38, 1.72, 2.16, 2.72, 3.40         25.3%
           Dividends P/S .......................        $.30, .34, .39, .45, .51         14.2%
           Price/Earnings Ratio...... ..........                            12.4
 40,000    American International Group, Inc ...................................                   3,375,000
           Leading global insurance company.
           Earnings P/S ........................   $3.20, 3.28, 3.92, 4.43, 5.10         12.4%
           Dividends P/S .......................        $.21, .24, .26, .29, .32         11.1%
           Price/Earnings Ratio.................                            16.9
                                                                                                 -----------
                                                                                                   5,412,500
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


                                                                                       COMPOUND
 NUMBER                                                                                 GROWTH      MARKET
OF SHARES                COMMON STOCKS                                                   RATE       VALUE
PACKAGING (2.80%)
 75,000*   Bemis Company, Inc...................................................                 $  1,950,000
           Producer of a broad range of flexible packaging and equipment and pressure sensitive materials.
           Earnings P/S ........................     $.98, 1.14, .84, 1.33, 1.55         12.1%
           Dividends P/S .......................        $.42, .46, .50, .54, .64         11.1%
           Price/Earnings Ratio.................                            16.7
 50,000*   Sonoco Products, Co..................................................                    1,237,500
           Manufactures packaging products for consumer and industrial markets worldwide.
           Earnings P/S ........................    $1.07, 1.13, .99, 1.26, 1.65         11.4%
           Dividends P/S .......................        $.43, .44, .48, .50, .53          5.4%
           Price/Earnings Ratio.................                            14.9
                                                                                                 ------------
                                                                                                    3,187,500
                                                                                                 ------------
PUBLISHING (5.23%)
 92,000    A.H. Belo Corp. .....................................................                    3,185,500
           Publishes 8 newspapers and operates 6 TV stations.
           Earnings P/S ........................     $.51, .82, 1.06, 1.44, 1.74         35.9%
           Dividends P/S .......................        $.26, .27, .28, .30, .32          5.3%
           Price/Earnings Ratio.................                            20.4
 50,000*   Reuters Holdings PLC, American
           Depository Receipts (ADR)............................................                    2,775,000
           International news and information organization.
           Earnings P/S ........................   $1.18, 1.47, 1.60, 2.04, 2.41         19.6%
           Dividends P/S .......................       $.53, .64, .66, .78, 1.00         17.2%
           Price/Earnings Ratio.................                            23.0
                                                                                                 ------------
                                                                                                    5,960,500
                                                                                                 ------------
RECREATION (2.02%)
 40,000*   Walt Disney Co. (The)................................................                    2,305,000
                                                                                                 ------------
           Diversified international, family entertainment company.
           Earnings P/S ........................   $1.30, 1.44, 1.79, 1.47, 2.53         18.1%
           Dividends P/S .......................        $.17, .20, .24, .29, .35         19.8%
           Price/Earnings Ratio.................                            22.8
RETAIL (6.41%)
 50,000*   Home Depot, Inc. (The)...............................................                    1,862,500
           Operates retail warehouse-type stores selling building and home improvement products.
           Earnings P/S ........................      $.52, .71, .95, 1.18, 1.42         28.5%
           Dividends P/S .......................        $.04, .06, .08, .11, .15         39.2%
           Price/Earnings Ratio.................                            28.4
125,000*   Pep Boys-Manny, Moe & Jack ..........................................                    2,734,375
           Retailer of automotive parts and accessories, automotive maintenance, and service and installation of parts.
           Earnings P/S ........................      $.60, .82, .97, 1.21, 1.32         21.8%
           Dividends P/S .......................        $.13, .14, .15, .17, .19         10.0%
           Price/Earnings Ratio.................                            18.1
125,000    Wal-Mart Stores, Inc. ...............................................                    2,703,125
           Operates a chain of discount department stores.
           Earnings P/S ........................      $.62, .77, .93, 1.08, 1.23         18.7%
           Dividends P/S .......................        $.09, .11, .13, .16, .19         20.5%
           Price/Earnings Ratio.................                            19.3
                                                                                                 ------------
                                                                                                    7,300,000
                                                                                                 ------------
TELECOMMUNICATIONS (5.52%)
100,000*   Century Telephone Enterprises, Inc. .................................                 $  2,900,000
           Holding company provides local telephone services in designated areas in 15 states.
           Earnings P/S ........................    $.72, 1.09, 1.39, 1.59, 2.12         31.0%
           Dividends P/S .......................     $.28, .2868, .2932,.31, .32          3.4%
           Price/Earnings Ratio.................                            13.9
 80,000*   Frontier Corporation.................................................                    2,160,000
           Holding company providing long distance telecommunication services nationally.
           Earnings P/S ........................   $1.14, 1.01, 1.15, 1.50, 1.02          NMF
           Dividends P/S .......................        $.75, .77, .79, .81, .83          2.6%
           Price/Earnings Ratio.................                            26.2
35,000*    Royal PTT Nederland NV (ADR).. ......................................                    1,225,000
           Provides postal and telecommunications throughout the Netherlands.
           Earnings P/S ........................   $3.42, 3.49, 3.59, 3.86, 4.42          6.6%
           Dividends P/S .......................   $1.36, 1.40, 1.45, 1.95, 2.30         14.0%
           Price/Earnings Ratio.................                             8.0
                                                                                                 ------------
                                                                                                    6,285,000
                                                                                                 ------------
                                                             TOTAL COMMON STOCKS
                                                             (Cost $100,826,204)                  111,913,000
                                                                                                 ------------

 PAR VALUE
  (000's   SHORT-TERM                                                                 INTEREST
 OMITTED)  INVESTMENTS (2.76%)                                                          RATE
 --------                                                                             --------
$3,126     JOINT REPURCHASE AGREEMENT (2.75%)
           Investment in a joint repurchase agreement transaction with SBC
           Capital Markets - Dated 10-31-95, Due 11-01-95 (secured by U.S.
           Treasury Bond, 8.750% Due 05-15-17, and by U.S. Treasury Note, 5.75%
           Due 09-30-97) Note A ................................................         5.89%      3,126,000
                                                                                                 ------------
           CORPORATE SAVINGS ACCOUNT (0.01%)
           Investors Bank & Trust Company Daily Interest Savings Account Current
           Rate 3.00%...........................................................                       11,466
                                                                                                 ------------
               TOTAL SHORT-TERM INVESTMENTS                                                         3,137,466
                                                                                                 ------------
                   TOTAL INVESTMENTS                                                  (101.04%)  $115,050,466
                                                                                       =======   ============
*   Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.

NMF No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Sovereign Achievers Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Regional Bank Fund, John Hancock Sovereign U.S. Government Income Fund and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

     The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.65% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $62,799. Out of this amount, $9,734 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $24,390 was paid as sales commissions to unrelated brokers-dealers, and $28,675 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $251,285.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for their distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.85% during the period from November 1, 1994 through January 31, 1995.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

     Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.30% and 0.27%

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Achievers Fund


of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $70,404 for Class A and $252,765 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended October 31, 1995, aggregated $70,174,317 and $80,539,940, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

     The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $103,952,204. Gross unrealized appreciation and depreciation of investments aggregated $15,561,474 and $4,474,678, respectively, resulting in net unrealized appreciation of $11,086,796.

                  John Hancock Funds - Sovereign Achievers Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock
Sovereign Achievers Fund and the
Board of Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for the per share earnings and dividends, their compound growth rates and price/earnings ratios), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign Achievers Fund (the "Fund") (a portfolio of Freedom Investment Trust) at October 31, 1995, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1995.

     The Fund designated distributions to shareholders of $3,279,085 as a long-term capital gain. These amounts were reported on the 1994 U.S. Treasury Department form 1099-DIV. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 22, 1995 and payable December 28,1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

     For the fiscal year ended October 31, 1995, 100% of the ordinary income distributions qualify for the corporate dividends received deduction.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
-------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks, warrants and other
     (cost - $1,029,904,626)...................................  $1,304,825,527
   Preferred stocks (cost - $21,532,181).......................      24,301,819
   Bonds (cost - $2,689,560)...................................       3,228,780
   Joint repurchase agreement
     (cost - $262,117,000).....................................     262,117,000
   Short-term investments (cost - $138,725,952)                     138,725,952
   Corporate savings account...................................       1,058,728
                                                                 --------------
                                                                  1,734,257,806
  Receivable for investments sold..............................       4,405,000
  Receivable for shares sold...................................      16,984,325
  Dividends receivable.........................................       2,178,774
  Interest receivable..........................................         288,424
  Other assets.................................................           3,662
                                                                 --------------
                    Total Assets........ ......................   1,758,117,991
                    -----------------------------------------------------------
LIABILITIES:
  Payable for investments purchased............................      30,954,539
  Payable for shares repurchased...............................       2,434,013
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B.........................................       1,424,050
  Accounts payable and accrued expenses........................         227,013
                                                                 --------------
                    Total Liabilities..........................      35,039,615
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in..............................................   1,428,161,434
  Accumulated net realized gain on investments.................      14,650,722
  Net unrealized appreciation of investments...................     278,229,759
  Undistributed net investment income..........................       2,036,461
                                                                 --------------
                    Net Assets.................................  $1,723,078,376
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $486,630,887 / 17,931,218..........................  $        27.14
===============================================================================
  Class B - $1,236,447,489 / 45,761,124........................  $        27.02
===============================================================================
Maximum Offering Price Per Share*
  Class A - ($27.14 x 105.26%).................................  $        28.57
===============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (including $168,400 received from
   affiliated issuers)...........................................  $ 27,706,275
  Interest.......................................................     7,993,341
                                                                   ------------
                                                                     35,699,616
                                                                   ------------
  Expenses:
   Investment management fee - Note B............................     7,644,892
   Distribution/service fee - Note B
     Class A.....................................................       849,533
     Class B.....................................................     7,028,080
   Transfer agent fee - Note B...................................     2,298,130
   Registration and filing fees..................................       339,298
   Custodian fee.................................................       180,577
   Trustees' fees................................................       150,112
   Printing......................................................        64,001
   Miscellaneous.................................................        39,878
   Auditing fee..................................................        34,589
   Legal fees....................................................        26,856
                                                                   ------------
                    Total Expenses...............................    18,655,946
                    -----------------------------------------------------------
                    Net Investment Income........................    17,043,670
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold..........................    14,650,736
  Change in net unrealized appreciation/depreciation
   of investments................................................   235,518,324
                    Net Realized and Unrealized                    ------------
                     Gain on Investments.........................   250,169,060
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                     Resulting from Operations...................  $267,212,730
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED OCTOBER 31,
                                                                                                  ---------------------------
                                                                                                       1995          1994
                                                                                                  -------------  ------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income...............................................................           $   17,043,670   $ 6,043,134
  Net realized gain on investments sold...............................................               14,650,736    11,428,717
  Change in net unrealized appreciation/depreciation of investments...................              235,518,324   ( 7,116,756)
                                                                                                 --------------  ------------
   Net Increase in Net Assets Resulting from Operations...............................              267,212,730    10,355,095
                                                                                                 --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.4773 and $0.3356 per share, respectively)............................              ( 5,715,567)  ( 2,449,060)
   Class B - ($0.3215 and $0.2112 per share, respectively)............................              ( 9,516,354)  ( 3,373,113)
  Distributions from net realized gain on investments sold
   Class A - ($0.3413 and $1.0644 per share, respectively)............................              ( 3,288,461)  ( 4,773,906)
   Class B - ($0.3413 and $1.0644 per share, respectively)............................              ( 8,137,395)  ( 8,743,106)
                                                                                                 ---------------  ------------
     Total Distributions to Shareholders..............................................             ( 26,657,777) ( 19,339,185)
                                                                                                 --------------  ------------

FROM FUND SHARE TRANSACTIONS -- NET*...................................................             743,338,429   482,203,467
                                                                                                 --------------  ------------

NET ASSETS:
  Beginning of period.................................................................              739,184,994   265,965,617
                                                                                                 --------------  ------------
  End of period (including undistributed net investment income of
   $2,036,461 and $224,712, respectively).........................................               $1,723,078,376  $739,184,994
                                                                                                 ==============  ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                            YEAR ENDED OCTOBER 31,
                                                                              ----------------------------------------------------
                                                                                        1995                       1994
                                                                               ------------------------  -------------------------
                                                                                 SHARES        AMOUNT        SHARES      AMOUNT
                                                                                ---------   -----------    ---------  ------------
CLASS A
  Shares sold...............................................                   14,505,492  $363,725,341     7,852,429  $170,793,204
  Shares issued to shareholders in reinvestment of distributions                  359,736     7,817,904       323,274     6,649,805
                                                                               ----------  ------------    ----------  ------------
                                                                               14,865,228   371,543,245     8,175,703   177,443,009
  Less shares repurchased...................................                   (7,018,102) (171,254,724)   (2,446,139)  (52,952,434)
                                                                               ----------  ------------    ----------  ------------
  Net increase..............................................                    7,847,126  $200,288,521     5,729,564  $124,490,575
                                                                               ==========  ============    ==========  ============
CLASS B
  Shares sold...............................................                   26,194,033  $658,793,433    17,745,423  $386,853,695
  Shares issued to shareholders in reinvestment of distributions                  593,436    12,598,000       519,637    10,621,844
                                                                               ----------  ------------    ----------  ------------
                                                                               26,787,469   671,391,433    18,265,060   397,475,539
  Less shares repurchased...................................                   (5,396,234) (128,341,525)   (1,862,961)  (39,762,647)
                                                                               ----------  ------------    ----------  ------------
  Net increase..............................................                   21,391,235  $543,049,908    16,402,099  $357,712,892
                                                                               ==========  ============    ==========  ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE PERIOD, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:


--------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                    ------------------------------------------------
                                                                      1995        1994       1993       1992       1991
                                                                      ----        ----       ----       ----       ----
CLASS A**
PER SHARE OPERATING PERFORMANCE

  Net Asset Value, Beginning of Period........................    $  21.52    $  21.62    $ 17.47    $ 13.47
                                                                  --------    --------    -------    -------
  Net Investment Income.......................................        0.52***     0.39***    0.26***    0.21
  Net Realized and Unrealized Gain on Investments.............        5.92        0.91       5.84       3.98
                                                                  --------    --------    -------    -------
   Total from Investment Operations...........................        6.44        1.30       6.10       4.19
                                                                  --------    --------    -------    -------
  Less Distributions:

  Dividends from Net Investment Income........................       (0.48)      (0.34)     (0.26)     (0.19)
  Distributions from Net Realized Gain on Investments Sold....       (0.34)      (1.06)     (1.69)        --
                                                                  --------    --------    -------    -------
   Total Distributions........................................       (0.82)      (1.40)     (1.95)     (0.19)
                                                                  --------    --------    -------    -------
  Net Asset Value, End of Period..............................    $  27.14    $  21.52    $ 21.62    $ 17.47
                                                                  ========    ========    =======    =======
  Total Investment Return at Net Asset Value (a)..............       31.00%       6.44%     37.45%     31.26%(b)

RATIOS AND SUPPLEMENTAL DATA

  Net Assets, End of Period (000's omitted)...................    $486,631    $216,978    $94,158    $31,306
  Ratio of Expenses to Average Net Assets.....................        1.39%       1.34%      1.35%      1.41%*
  Ratio of Net Investment Income to Average Net Assets........        2.23%       1.78%      1.29%      1.64%*
  Portfolio Turnover Rate.....................................          14%         13%        35%        53%


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                                        ----------------------------------------------------
                                                                         1995         1994        1993        1992      1991
                                                                         ----         ----        ----        ----      ----
CLASS B

PER SHARE OPERATING PERFORMANCE

  Net Asset Value, Beginning of Period........................     $    21.43     $  21.56    $  17.44     $ 13.76   $  8.13
                                                                   ----------     --------    --------     -------   -------
  Net Investment Income.......................................           0.36***      0.23***     0.15***     0.18      0.29
  Net Realized and Unrealized Gain on Investments.............           5.89         0.91        5.83        4.56      5.68
                                                                   ----------     --------    --------     -------   -------
   Total from Investment Operations...........................           6.25         1.14        5.98        4.74      5.97
                                                                   ----------     --------    --------     -------   -------
  Less Distributions:

  Dividends from Net Investment Income........................          (0.32)       (0.21)      (0.17)      (0.28)    (0.34)
  Distributions from Net Realized Gain on Investments Sold....          (0.34)       (1.06)      (1.69)      (0.78)       --
                                                                   ----------     --------    --------     -------   -------
   Total Distributions........................................          (0.66)       (1.27)      (1.86)      (1.06)    (0.34)
                                                                   ----------     --------    --------     -------   -------
  Net Asset Value, End of Period..............................     $    27.02     $  21.43    $  21.56     $ 17.44   $ 13.76
                                                                   ==========     ========      ======      ======     =====
  Total Investment Return at Net Asset Value (a)..............          30.11%        5.69%      36.71%      37.20%    75.35%

RATIOS AND SUPPLEMENTAL DATA

  Net Assets, End of Period (000's omitted)...................     $1,236,447     $522,207    $171,808     $56,016   $52,098
  Ratio of Expenses to Average Net Assets.....................           2.09%        2.06%       1.88%       1.96%     2.04%
  Ratio of Net Investment Income to Average Net Assets........           1.53%        1.07%       0.76%       1.21%     2.65%
  Portfolio Turnover Rate.....................................             14%          13%         35%         53%       75%

  * On an annualized basis.
 ** Class A shares commenced operations on January 3, 1992.
*** On average month end shares outstanding.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

                                            SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

SCHEDULE OF INVESTMENTS

October 31, 1995

--------------------------------------------------------------------------------

                                                                    MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES      VALUE
--------------------------                    ----------------      ------
COMMON STOCKS, WARRANTS AND OTHER
MONEY CENTER BANKS (2.29%)

  Bankers Trust New York Corp. (NY).......         50,000*       $  3,187,500
  Chase Manhattan Corp. (NY)..............        430,700          24,549,900
  First Chicago Corp. (IL)................         23,700*          1,608,637
  Morgan (J.P.) & Co., Inc. (NY)..........        131,000          10,103,375
                                                                 ------------
                                                                   39,449,412
                                                                 ------------
SUPER REGIONAL BANKS (11.14%)

  Banc One Corp. (OH).....................        345,250          11,652,187
  BankAmerica Corp. (CA)..................        420,987          24,206,752
  Bank of Boston Corp. (MA)...............        386,250          17,188,125
  Bank of New York, Inc. (NY).............        547,000          22,974,000
  Barnett Banks, Inc. (FL)................        320,000          17,680,000
  First Bank Systems, Inc. (MN)...........        160,730           7,996,317
  First Fidelity Bancorp. (NJ)............        158,000          10,329,250
  First Interstate Bancorp. (CA)..........        400,500          51,664,500
  First Union Corp. (NC)..................         26,500           1,315,062
  KeyCorp. (OH)...........................        174,905           5,903,044
  Mellon Bank Corp. (PA)..................         68,201           3,418,575
  NationsBank Corp. (NC)..................         72,000           4,734,000
  NBD Bancorp., Inc. (MI).................         43,916           1,668,808
  Norwest Corp. (MN)......................        275,500           8,127,250
  Wachovia Corp. (NC).....................         70,000           3,088,750
                                                                 ------------
                                                                  191,946,620
                                                                 ------------
REGIONAL BANKS (43.62%)

  ABC Bancorp. (GA).......................        130,000           1,755,000
  ANB Corp. (IN)..........................         41,500           1,203,500
  American Bancorp. (WV)..................         74,000           1,591,000
  AmSouth Bancorp. (AL)...................        237,293           9,462,058
  Bancfirst Corp. (OK)....................        143,000           3,181,750
  Bancorp. Hawaii, Inc. (HI)..............        618,200          20,709,700
  Bank of New Hampshire Corp. (NH)........        191,800           6,904,800
  Bank South Corp. (GA)...................        225,000           6,285,937
  Banknorth Group, Inc. (VT)..............        291,500           9,255,125
  Banponce Corp. (PR).....................        276,000*         10,660,500
  B M J Financial Corp. (NJ)..............        132,632           2,006,059
  BNH Bancshares, Inc. **(CT).............        545,000           1,021,875
  Boatmens' Bancshares, Inc. (MO).........        344,734          13,099,892
  Brenton Banks, Inc. (IA)................        176,600           3,421,625
  Bryn Mawr Bank Corp. (PA)...............         27,600           1,297,200
  BT Financial Corp. (PA).................         19,950             718,200

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE REGIONAL BANK FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN CATEGORIES:
COMMON STOCKS, WARRANTS AND OTHER, PREFERRED STOCKS, BONDS, AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LAST.

                                                                    MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES      VALUE
--------------------------                    ----------------      ------
REGIONAL BANKS (CONTINUED)
  California Commercial
   Bankshares **(CA)......................         52,747         $   395,602
  California State Bank (CA)..............         64,600*            904,400
  Capital Bancorp., Inc. (MO).............         97,000           3,419,250
  Carnegie Bancorp. (NJ)..................         47,250             797,344
  CB Bancshares, Inc. (HI)................         60,000           1,762,500
  CCB Financial Corp. (NC)................         56,000           2,772,000
  Central Fidelity Banks, Inc. (VA).......         25,000*            775,000
  Centura Banks, Inc. (NC)................        288,325           9,730,969
  Citizens Banking Corp. ( MI)............         38,400*          1,161,600
  CM Bank Holding Co. (LA)................          8,000             560,000
  CNB Bancshares, Inc. (IN)...............         61,245*          1,638,293
  Colonial BancGroup, Inc. (AL)...........        196,500           5,673,937
  Comerica, Inc. (MI).....................        267,798           9,004,708
  Commerce Bancshares, Inc. (MO)..........        117,763           4,416,094
  Commercial Bancshares, Inc. ** (FL).....        159,000           2,206,125
  Compass Bancshares, Inc. (AL)...........        446,500          13,841,500
  Continental Pacific Bank **(CA).........         35,020             536,244
  CoreStates Financial Corp. (PA).........        221,708           8,064,628
  Crestar Financial Corp. (VA)............        161,800           9,222,600
  CU Bancorp. (CA)........................         46,211             439,004
  Cupertino National Bancorp. (CA)........         27,277             320,504
  Dauphin Deposit Corp. (PA)..............         38,000           1,102,000
  Deposit Guaranty Corp. (MS).............        128,100           5,700,450
  Evergreen Bancorp., Inc. (NY)...........         95,350           2,002,350
  F & M National Corp. (VA)...............         83,250           1,488,094
  First American Corp. (TN)...............        512,500          22,485,937
  First of America Bank Corp. (MI)........        530,105          22,595,726
  First Citizens Bancshares, Inc.
   (Class A) (NC).........................          5,000             263,750
  First Colonial Group, Inc. (PA).........         23,000             422,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                                                         MARKET
ISSUER, STATE, DESCRIPTION                         NUMBER OF SHARES       VALUE
--------------------------                         ----------------    -----------
REGIONAL BANKS (CONTINUED)

  First Commerce Corp. (LA).....................       544,887         $16,891,497
  First Commercial Corp.(AR)....................       106,653           3,199,590
  First Merchants Corp. (IN)....................        22,500             579,375
  First National Bancorp. (GA)..................       199,000           5,547,125
  First Patriot Bankshares (VA).................        81,100             790,725
  First Security Corp. (UT).....................       170,000           5,567,500
  First Source Corp. (IN).......................        57,144           1,314,322
  First State Bancorp. (NM).....................        62,000             992,000
  First Tennesse National Corp.(TN).............       467,250          24,997,875
  Firstar Corp. (WI)............................       325,376          11,510,176
  FirstBanc Corp. (MI)..........................        45,203           1,141,363
  FirstMerit Corp. (OH).........................        50,000*          1,350,000
  Firstbank of Illinois Co. (IL)................        52,275           1,542,112
  FirsTier Financial, Inc. (NE).................        33,000           1,404,562
  FNB Corp. (PA)................................        50,308           1,056,459
  FNB Rochester Corp. **(NY)....................       153,737           1,210,679
  Fourth Financial Corp. (Dep Shares) (KS)......        65,000           2,080,000
  Fourth Financial Corp. (KS)...................       192,500           7,098,437
  Franklin Bank, NA (MI)........................        75,125             892,109
  Fulton Financial Corp. (PA)...................       179,114           3,895,732
  Gateway Bancorp., Inc. (KY)...................        42,500*            653,437
  Hancock Holdings Co. (MS).....................       233,000           8,329,750
  Hawkeye Bancorp. (IA).........................       151,400           3,652,525
  Hibernia Corp. (Class A) (LA).................       584,000*          5,767,000
  Hubco, Inc. (NJ)..............................       112,500           2,250,000
  Huntington Bancshares, Inc. (OH)..............        47,250           1,128,094
  Independent Bank Corp. (MA)...................       210,000           1,417,500
  Integra Financial Corp. (PA)..................       343,280          20,167,700
  Interchange Financial Services Corp.(NJ)......        90,000           1,867,500
  Intercontinental Bank (FL)....................        60,000           1,762,500
  Lafayette American Bancorp., Inc. (CT)........       306,513           2,758,617
  Liberty Bancorp., Inc. (OK)...................        15,000             543,750
  LSB Bancshares, Inc. (NC).....................        10,727             209,177
  Magna Group, Inc. (MO)........................        67,000           1,649,875
  Mark Twain Bancshares, Inc. (MO)..............        15,000*            528,750
  Marshall and Ilsley Corp. (WI)................       311,480           7,553,390
  Mercantile Bancorp., Inc. (MO)................       553,393          24,349,292
  Mercantile Bankshares Corp. (MD)..............       340,000           9,350,000
  Merchants Bancorp., Inc. (IL).................        30,800             823,900
  Meridian Bancorp., Inc. (PA)..................       355,493          15,197,326
  MetroBanCorp (IN).............................        75,000             487,500
  Michigan Financial Corp. (MI).................        61,552           1,584,964
  Michigan National Corp. (MI)..................        54,051           5,932,097
  Midlantic Corp., Inc. (NJ)....................       618,000          32,754,000
  Mississippi Valley Bancshares (MO)............        75,500           1,887,500
  Mountain Parks Financial Corp. **(Co).........        65,000           1,511,250
  National City Bancshares, Inc. (IN)...........        21,270*            983,738
  North Fork Bancorp., Inc. (NY)................       166,209           3,635,822
  North Valley Bancorp (CA).....................        51,067           1,353,276
  Old Kent Financial Corp. (MI).................       232,451           8,891,255
  One Valley Bancorp. of
   West Virginia, Inc. (WV)....................         29,000             964,250
  Pacific Bank N.A. **(CA).....................         66,923           1,154,422
  Peoples Bank Corp. of Indianapolis (IN)......         22,500             551,250
  Piedmont BankGroup, Inc. (VA)................         51,850           1,348,100
  Premier Bancorp., Inc. (LA)..................        540,800          11,289,200
  Premier Bankshares Corp. (VA)................         85,000           1,540,625
  Premier Financial Services, Inc. (IL)........        160,500           1,324,125
  Princeton National Bancorp., Inc. (IL).......         64,500           1,072,313
  Provident Bancorp., Inc. (OH)................         97,500           4,119,375
  Regions Financial Corp. (AL).................         15,000             598,125
  Republic Bancorp., Inc. (MI).................         79,910           1,018,863
  Republic New York Corp. (NY).................        358,800          21,034,650
  Riggs National Corp. **(DC)..................        335,000           4,396,875
  SC Bancorp. **(CA)...........................        219,051           1,273,234
  Seacoast Banking Corp. of Florida
   (Class A) (FL)..............................         98,500           2,413,250
  Shawmut National Corp. (MA)..................        889,541          30,133,201
  Signet Banking Corp. (VA)....................        351,000           8,336,250
  Simmons First National Corp. (AR) +..........        192,000           5,568,000
  Southern National Corp. (NC).................        636,228          16,382,871
  SouthTrust Corp. (AL)........................        640,500          16,092,563
  Southwest Bancorp., Inc. (OK)................        140,500           2,397,281
  State Financial Services Corp................
   (Class A) (WI).............................          48,000             798,000
  State Street Boston Corp. (MA)..............          25,000*            971,875
  Sterling Bancshares (TX)....................         107,150           1,848,338
  Summit Bancorp., Inc. (NJ)..................         265,500           7,533,563
  Susquehanna Bancshares, Inc. (PA)...........         152,175           4,375,031
  Texas Regional Bancshares, Inc.
   (Class A) (TX)............................          152,500           2,611,563
  Today's Bancorp., Inc. (IL)................          102,200           2,197,300
  Trico Bancshares (CA)......................           73,750           1,124,688
  Trustmark Corp. (MS).......................           72,000           1,404,000
  UJB Financial Corp. (NJ)...................          422,800          13,476,750
  Union Bank (CA)............................          132,300           6,631,538
  Union Planters Corp. (TN)..................          791,119          24,228,019
  US Bancorp. (OR)...........................          275,305           8,155,911
  USBANCORP, Inc. (PA).......................           48,000           1,548,000
  Vectra Banking Corp. **(CO)................           35,000             385,000
  Vermont Financial Services (VT)............          204,500           6,492,875
  Westamerica Bancorp. (CA)..................           67,800           2,712,000
  West Coast Bancorp., Inc. (FL).............           30,000             472,500
  West Coast Bancorp. (OR)...................           12,750*            213,563

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                                                       MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES          VALUE
--------------------------                    ----------------         ------
REGIONAL BANKS (CONTINUED)

  West One Bancorp., Inc. (ID)............         522,600*      $ 22,210,500
  Whitney Holding Corp. (LA)..............         307,500          9,532,500
  Wilmington Trust Corp. (DE).............          59,000*         1,740,500
  Zions Bancorp. (UT).....................         137,500          9,521,875
                                                                 ------------
                                                                  751,515,290
                                                                 ------------
THRIFTS (17.36%)

  ALBANK Financial Corp. (NY).............          20,000            577,500
  Allied Bank Capital, Inc. (NC)..........          91,000          2,138,500
  Ahmanson [H.F] & Co. (CA)...............         785,000*        19,625,000
  American Federal Bank FSB (SC)..........         185,000          2,728,750
  American National Savings Bank (MD).....         115,000          1,106,875
  AMFED Financial, Inc. (NV) +............         312,500          9,140,625
  Astoria Financial Corp. (NY)............         315,000         13,505,625
  Avondale Financial Corp. **(IL).........         210,000*         3,045,000
  BankUnited Financial Corp.
   (Class A) ** (FL)......................          20,000            160,000
  Bedford Bancshares, Inc. (VA)...........          30,000            540,000
  BostonFed Bancorp, Inc. ** (MA).........          34,600*           415,200
  Brooklyn Bancorp., Inc. **(NY)..........         466,200         18,356,625
  California Federal Bank **(CA)..........          58,334            860,427
  California Financial Holding Co. (CA)...         191,000          3,915,500
  Calumet Bancorp., Inc. **(IL) +.........         155,000          4,281,875
  Cameron Financial Corp. (MO)............          95,000*         1,306,250
  CB Bancorp., Inc. **(IN)................          57,870          1,012,725
  CCF Holding Co. ** (GA) +...............          75,000*           871,875
  Cenfed Financial Corp. (CA).............          30,000            697,500
  Center Banks, Inc. (NY).................          23,000            322,000
  CFX Corp. (NH)..........................          40,329            685,601
  Coast Savings Financial, Inc. **(CA)....         115,000          3,033,125
  Coastal Bancorp., Inc. (TX).............          45,000*           742,500
  Collective Bancorp., Inc. (NJ)..........         290,000*         6,851,250
  Commercial Federal Corp. (NE)...........         181,000*         5,950,375
  Community Financial Corp. ** (IL).......          15,000*           195,000
  CSB Financial Group, Inc. ** (IL).......          40,000*           370,000
  Damen Financial Corp. ** (IL)...........          25,000*           293,750
  Dime Bancorp Inc.**(NY).................         887,700          9,431,813
  Eagle Bancshares (GA)...................          52,000          1,807,000
  East Texas Financial
   Services, Inc. ** (TX).................          44,000*           704,000
  Elmira Savings Bank (NY)................          34,950            598,519
  Farmers & Mechanics Bank **(CT).........          41,300            836,325
  FFW Corp. (IN)..........................          20,000            350,000
  Fidelity Federal Bank **(CA)............         740,500*         1,481,000
  First Ashland Financial Corp. ** (KY)...          30,000*           420,000
  First Bankshares, Inc. (MO).............          40,000            670,000
  First Bell Bancorp, Inc. ** (PA)........         392,500*         5,151,563
  First Defiance Financial Corp. (OH) +...         575,500*         5,750,000
  Firstfed Michigan Corp. (MI)............          42,500          1,434,375
  First Federal Bancorp. **(MN)...........          42,000*           582,750
  First Federal Capital Corp. (WI)........          39,945            709,024
  First Financial Corp. (WI)..............         115,151          2,461,344
  First Financial Corp. of
   Western Maryland (MD)..................          65,500          1,416,438
  First Independence Corp. (KS)...........          35,500            665,625
  First Indiana Corp. (IN)................          41,166          1,029,150
  First Keystone Financial Inc. **(PA)....          43,000*           827,750
  First Mutual Bancorp, Inc. (IL).........         235,000*         2,878,750
  First Republic Bancorp., Inc. **(CA)....         229,162          2,835,880
  First Southern Bancshares, (AL).........          35,000*           516,250
  FMS Financial Corp. (NJ)................          12,000            399,000
  Fort Bend Holdings Corp. (TX) +.........          44,000            814,000
  Frankfort First Bancorp. (KY)...........         115,000*         1,437,500
  Glendale Federal Bank **(CA)............         691,900         11,070,400
  Golden West Financial Corp.(CA).........          30,000          1,503,750
  Great American Bancorp., Inc. ** (IL)...          35,000*           472,500
  Great Southern Bancorp., Inc. (MO)......          14,900            346,425
  Greenpoint Financial Corp. (NY)
   (formerly GP Financial Corp)...........       1,027,000*        27,729,000
  Harbor Federal Bancorp., Inc. (MD)......          80,000          1,180,000
  Haven Bancorp. (NY).....................         137,500          2,947,656
  HF Financial Corp. (SD).................          75,000          2,287,500
  HMN Financial, Inc. **(MN)..............         125,000          1,906,250
  Home Federal Bancorp. (IN)..............           7,500            181,875
  Home Financial Corp. (FL)...............          10,000*           152,500
  ISB Financial Corp. (NJ)................         110,000*         1,842,500
  Imperial Thrift & Loan Assn. ** (CA)....         285,000*         3,277,500
  Industrial Bancorp., Inc. (OH)..........          60,000*           798,750
  Kentucky First Bancorp., Inc. ** (KY)...          50,000*           612,500
  Klamath First Bancorp., Inc. ** (OR)....         100,000*         1,275,000
  Lakeview Financial Corp. (NJ)...........          33,000            589,875
  Landmark Bancshares, Inc. (KS)..........         110,000          1,512,500
  Leader Financial Corp. (TN).............          55,000*         1,959,375
  Logansport Financial Corp. (IN).........          50,000*           643,750
  Long Island Bancorp., Inc. (NY).........         330,000          7,548,750
  MAF Bancorp., Inc. (IL).................         168,850          4,179,038
  Marble Financial Corp. (VT).............          15,000            262,500
  Marion Capital Holdings, Inc. (IN)......          72,500          1,413,750
  Marshalltown Financial Corp. **(IA).....          20,000            295,000
  MassBank Corp. (MA).....................          35,000          1,098,125
  MFB Corp. **(IN)........................         100,000          1,525,000
  MLF Bancorp., Inc. (PA).................          55,000          1,237,500
  Mississippi View Holding Co. ** (MN)....          50,000*           575,000
  Morgan Financial Corp. (CO) +...........          21,000            456,750
  Monterey Bay Bancorp., Inc. **(CA)......         100,000*         1,200,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                                                        MARKET
ISSUER, STATE, DESCRIPTION                    NUMBER OF SHARES           VALUE
--------------------------                    ----------------          ------
THRIFTS (CONTINUED)

  MSB Bancorp., Inc. (NY)...................        20,000       $     370,000
  Northeast Indiana Bancorp., Inc. (IN).....        37,000*            462,500
  Palfed, Inc. **(SC).......................       208,000           2,704,000
  Pennfirst Bancorp., Inc. (PA).............        81,290           1,056,775
  Permanent Bancorp., Inc. (IN).............       108,500           1,763,125
  Potters Savings & Loan Co. (OH)...........        25,000*            428,125
  PVF Capital Corp. ** (OH).................        18,150*            279,056
  QCF Bancorp., Inc. ** (MN)................        50,000*            731,250
  River Bank America, Inc. **(NY)...........       150,000           1,087,500
  Roosevelt Financial Group, Inc. (MO)......     1,044,623          16,844,546
  SFS Bancorp., Inc. ** (NY)................        45,000*            556,875
  Sobieski Bancorp., Inc. ** (IN)...........        40,000*            490,000
  Southern Banc Co, Inc. ** (AL)............        30,000*            375,000
  Southern Financial Federal
   Savings Bank (VA) +......................        68,272           1,041,140
  Southern Missouri Bancorp., Inc.(MO)......        70,000           1,172,500
  Sovereign Bancorp. (PA)...................        26,772             264,373
  Springfield Institution For
   Savings **(MA)...........................       102,500*          1,575,937
  Standard Financial., Inc. ** (IL).........       170,000*          2,337,500
  Sterling Financial Corp. **(WA)...........       150,378           2,030,096
  Tappan Zee Financial., Inc. ** (NY).......        12,500*            150,000
  TCF Financial Corp. (MN)..................        63,413           3,725,514
  Teche Holding Co. (LA)....................        35,000*            472,500
  TeleBanc Financial Corp. **(VA)...........       100,000             650,000
  Texarkana First Financial Corp. ** (AR)...        96,800*          1,331,000
  Virginia First Financial Corp.(VA)........       130,000           2,957,500
  Washington Federal., Inc, (WA)............       153,500*          3,511,312
  Washington Mutual Savings Bank (WA).......       615,000          15,836,250
  WesterFed Financial Corp. (MT)............       230,000           3,766,250
  WSFS Financial Corp. **(DE)...............       129,400           1,132,250
                                                                 -------------
                                                                   299,121,402
                                                                 -------------
OTHER - FINANCIAL (1.15%)

  Allmerica Financial Corp. **..............        20,000*            502,500
  Capital One Financial Corp................       332,000*          8,134,000
  Donaldson Lufkin & Jenrette., Inc. **.....        20,000*            595,000
  Financial Security Assurance
   Holdings Ltd.............................        10,000             260,000
  First Merchants Acceptance Corp. **.......       159,000*          3,279,375
  First Washington Realty Trust.............        79,470           1,390,725
  KBK Capital Corp. **......................        19,000             114,000
  Lomas Financial Corp. **..................       180,000               2,808
  PMC Capital, Inc..........................        25,000             309,375
  Prime Residential, Inc....................        70,000           1,225,000
  Prime Retail, Inc.........................        15,000             186,562
  Union Acceptance Corp. **.................       165,000*          2,598,750
  WFS Financial, Inc. **....................        74,500*          1,238,562
                                                                 -------------
                                                                    19,836,657
                                                                 -------------
WARRANTS (0.17%)

  Carnegie Bancorp. **(NJ)..................        29,000             108,750
  Glendale Federal Bank **(CA)..............       400,000           2,800,000
                                                                 -------------
                                                                     2,908,750
                                                                 -------------
OTHER (0.00%)

  California Federal Bank **(CA)
   Goodwill Litigation Security.............        10,833*             47,396
                                                                 -------------
                        TOTAL COMMON STOCKS,
                          WARRANTS AND OTHER
                       (Cost $1,029,904,626)        (75.73%)     1,304,825,527
                                                 ---------       -------------

PREFERRED STOCKS
  California Federal Bank, Ser B,
   10.625% (CA).............................        13,333           1,439,964
  Chevy Chase Savings, 13.00% (MD)..........        50,000           1,562,500
  Community Bank, Ser B, 13.00% (CA)........        40,000           1,000,000
  FirstFederal Financial Corp., Ser A,
   7.00% (OH)...............................        10,000             513,750
  First Nationwide Bank, 11.50% (CA)........        30,000           3,405,000
  First Washington Realty Trust, Ser A,
   9.75% (MD)...............................       113,498           2,553,705
  Glendale Federal Bank, Ser E,
   8.75% (CA)...............................       100,000           4,212,500
  National City Corp., 8.00% (OH)...........         7,000             516,250
  Prime Retail Inc., Ser B, 8.50% (MD)......       150,000           2,868,750
  Riggs National Corp., Ser B,
   10.75% (DC)..............................        64,300           1,800,400
  River Bank America Inc., Ser A,
   15.00% (NY)..............................        10,000             225,000
  Roosevelt Financial Group, Inc.,
   Ser F, 6.50% (MO)........................        16,000             952,000
  Southern National Corp., Ser A,
   6.75% (NC)...............................        50,000           1,912,500
  Southwest Bancorp., Inc. Ser A,
   9.20% (OK)...............................        20,000*            540,000
  Suncoast Savings and Loan Assn.,
   Ser A, 8.00% (FL)........................        28,000             374,500
  Washington Mutual Savings Bank,
   Ser D, 6.00% (WA)........................         4,000             425,000
                                                                 -------------
                      TOTAL PREFERRED STOCKS
                          (Cost $21,532,181)         (1.41%)        24,301,819
                                                 ---------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

                                        INTEREST      PAR VALUE         MARKET
ISSUER, STATE, DESCRIPTION                RATE     (000'S OMITTED)       VALUE
--------------------------              --------   ---------------      ------
BONDS
  Bank of New York, Inc.
   Conv Note 08-15-01................   7.50%           200          $      438,000
  Susquehanna Bancshares, Inc.
   Conv Sub Deb 02-01-05.............   9.00           2000*              2,230,780
  Sierra Tahoe Bancorp.
   Conv Sub Deb 02-01-04.............   8.50            500                 560,000
                                                                     --------------
                          TOTAL BONDS
                    (Cost $2,689,560)                 (0.19%)             3,228,780
                                                       ----          --------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (15.21%)
  Investment in a joint repurchase
   transaction agreement with
   SBC Capital Markets Inc.,
   Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond,
   8.75%, due 05-15-17 and
   U.S. Treasury Note, 5.75%
   due 9-30-97)......................   5.89        262,117             262,117,000
                                                                     --------------

SHORT-TERM NOTES (8.05%)
  American Telephone & Telegraph Co.
   due 11-21-95......................   5.73         10,000               9,968,167
  Federal Farm Credit Bank
   due 11-1-95.......................   5.73         13,000              13,000,000
  GTE North Inc.
   due 11-8-95.......................   5.79            795                 794,105
  GTE North Inc.
   due 11-9-95.......................   5.79            495                 494,363
  GTE Northwest Inc.
   due 11-14-95......................   5.73            141                 140,708
  International Business Machines
   due 11-6-95.......................   5.70         10,000               9,992,083
  Melville Corp.
   due 11-7-95.......................   5.75          2,200               2,197,892
  Melville Corp.
   due 11-13-95......................   5.75         10,000               9,980,833
  Melville Corp.
   due 11-27-95......................   5.73          5,000               4,979,308
  Merrill Lynch & Co., Inc.
   due 11-3-95.......................   5.73          5,000               4,998,408
  Merrill Lynch & Co., Inc.
   due 11-20-95......................   5.73         20,000              19,939,517
  Merrill Lynch & Co., Inc.
   due 11-22-95......................   5.73         10,000               9,966,575
  Merrill Lynch & Co., Inc.
   due 11-29-95......................   5.75         15,000              14,932,917
  Merrill Lynch & Co., Inc.
   due 11-30-95......................   5.73         15,000              14,930,763
  Merrill Lynch & Co., Inc.
   due 12-1-95.......................   5.74          5,000               4,976,083
  Merrill Lynch & Co., Inc.
   due 12-8-95.......................   5.70         10,000               9,941,417
  Pacific Gas & Electric Co.
   due 11-7-95.......................   5.75          7,500               7,492,813
                                                                     --------------
                                                                        138,725,952
                                                                     --------------

CORPORATE SAVINGS ACCOUNT (0.06%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%................                                     1,058,728
                                                                     --------------
         TOTAL SHORT-TERM INVESTMENTS
                  (Cost $401,901,680)                (23.32%)           401,901,680
                                                    -------           -------------
                    TOTAL INVESTMENTS               (100.65%)        $1,734,257,806
                                                    =======          ==============

 * Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

 + Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities. Investments in affiliates at October 31, 1995 were as follows:

   AFFILIATE                                    COST       DIVIDEND INCOME
   ---------                                    ----       ---------------
   AMFED Financial, Inc. (NV)..............  $7,145,000      $57,050
   CCF Holding Co. (GA)....................     858,750           --
   Calumet Bancorp., Inc. (IL).............   3,544,063           --
   First Defiance Financial Corp. (OH).....   5,995,000           --
   Fort Bend Holdings Corp. (TX)...........     493,225       12,320
   Morgan Financial Corp. (CO).............     333,500       46,200
   Simmons First National Corp. (AR).......   4,989,500       35,700
   Southern Financial Federal Savings
     Bank (VA).............................     686,598       17,130

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund

NOTE A --

ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Regional Bank Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Sovereign U.S. Government Income Fund, John Hancock Sovereign Achievers Fund, and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund and John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. After the close of business on July 22, 1994, the Fund was closed to new shareholders. The Fund was re-opened to new shareholders on December 27, 1994. Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Regional Bank Fund


DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --

MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, JH Funds received net sales of $8,366,103 with regard to sales of Class A shares. Out of this amount, $1,308,517 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $6,381,071 was paid as sales commissions to unrelated broker-dealers, and $676,425 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges received by JH Funds amounted to $1,931,207.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.15% and 0.18% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds-- Regional Bank Fund


transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $508,692 for Class A and $1,348,550 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund.

   Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $523,319,885 and $117,639,958, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $1,455,217,203. Gross unrealized appreciation and depreciation of investments aggregated $285,811,043 and $7,829,168, respectively, resulting in net unrealized appreciation of $277,981,875.

                     John Hancock Funds - Regional Bank Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Regional Bank Fund and the
Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the "Fund") (formerly known as John Hancock Freedom Regional Bank Fund) (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1995.

   The Fund designated distributions to shareholders of $7,449,114 as a long term capital gain dividend. These amounts were reported on the 1994 U.S. Treasury Department Form 1099-DIV. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 22, 1995 and payable December 28, 1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

   For the fiscal year ended October 31, 1995, 100% of the ordinary income distributions qualify for the corporate dividends received deduction.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   United States government and agencies
     obligations (cost - $16,415,727) ........................     $ 16,199,018
   Common stocks (cost - $12,705,916) ........................       13,954,615
   Preferred stocks (cost - $2,521,200) ......................        2,520,000
   Short-term investments (cost - $334,000) ..................          334,000
   Corporate savings account .................................              745
                                                                    -----------
                                                                     33,008,378
  Receivable for shares sold .................................              977
  Receivable for investments sold ............................        1,810,885
  Interest receivable ........................................          472,857
  Dividends receivable .......................................           26,880
  Other assets ...............................................            7,553
                                                                    -----------
                    Total Assets .............................       35,327,530
                    -----------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased .............................           19,743
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .......................................           35,150
  Accounts payable and accrued expenses ......................           54,038
                                                                    -----------
                    Total Liabilities ........................          108,931
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in ............................................       46,354,966
  Accumulated net realized loss on investments,
   financial futures contracts and foreign
   currency transactions .....................................      (12,267,172)
  Net unrealized appreciation of investments .................        1,030,790
  Undistributed net investment income ........................          100,015
                                                                     ----------
                    Net Assets ...............................     $ 35,218,599
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $18,299,704 / 1,386,291 ..........................     $      13.20
  =============================================================================
  Class B - $16,918,895 / 1,284,093 ..........................     $      13.18
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($13.20 x 105.26%) ...............................     $      13.89
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET LOSSES FOR THE PERIOD STATED.


STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ......................................................   $ 1,669,566
  Dividends (net of foreign withholding taxes
   of $9,576) ...................................................       202,310
                                                                      ---------
                                                                      1,871,876
                                                                      ---------
  Expenses:
   Investment management fee - Note B ...........................       354,905
   Distribution/service fee - Note B
     Class A ....................................................        49,874
     Class B ....................................................       274,154
   Transfer agent fee - Note B ..................................       112,262
   Custodian fee ................................................        42,500
   Auditing fee .................................................        37,003
   Printing .....................................................        19,830
   Registration and filing fees .................................         9,605
   Trustees' fees ...............................................         7,397
   Miscellaneous ................................................         1,828
   Legal fees ...................................................         1,051
                                                                      ---------
                    Total Expenses ..............................       910,409
                    -----------------------------------------------------------
                    Net Investment Income .......................       961,467
                    -----------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS, FINANCIAL FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments sold .........................   ( 3,599,702)
  Net realized loss on financial futures contracts ..............   (   139,109)
  Net realized loss on foreign currency transactions ............   (     1,590)
  Change in net unrealized appreciation/depreciation
   of investments and financial futures contracts ...............   (   277,671)
                                                                      ---------
                    Net Realized and Unrealized
                    Loss on Investments, Financial
                    Futures Contracts and
                    Foreign Currency Transactions ...............   ( 4,018,072)
                    ------------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations ...................   ($3,056,605)
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YEAR ENDED OCTOBER 31,
                                                                                                       ----------------------------
                                                                                                           1995            1994
                                                                                                       ------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income .............................................................................  $    961,467     $ 2,406,590
  Net realized loss on investments sold, financial futures contracts
   and foreign currency transactions ................................................................    (3,740,401)     (7,084,743)
  Change in net unrealized appreciation/depreciation of investments
   and financial futures contracts ..................................................................      (277,671)     (3,014,455)
                                                                                                       ------------     -----------
   Net Decrease in Net Assets Resulting from Operations .............................................    (3,056,605)     (7,692,608)
                                                                                                       ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.3546 and $0.6674 per share, respectively) ..........................................      (461,398)       (803,396)
   Class B - ($0.2571 and $0.5659 per share, respectively) ..........................................      (471,583)     (1,761,166)
  Distributions from net realized gain on investments sold and financial futures contracts
   Class A - (none and $0.2390 per share, respectively) .............................................       -----          (291,352)
   Class B - (none and $0.2390 per share, respectively) .............................................       -----          (753,474)
                                                                                                       ------------     -----------
     Total Distributions to Shareholders ............................................................      (932,981)     (3,609,388)
                                                                                                       ------------     -----------

FROM FUND SHARE TRANSACTIONS -- NET* ................................................................   (16,252,479)     (5,494,834)
                                                                                                       ------------     -----------

NET ASSETS:
  Beginning of period ...............................................................................    55,460,664      72,257,494
                                                                                                       ------------     -----------
  End of period (including undistributed net investment
   income of $100,015 and $73,119, respectively) ....................................................  $ 35,218,599     $55,460,664
                                                                                                       ============     ===========

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                             YEAR ENDED OCTOBER 31,
                                                                         -------------------------------------------------------
                                                                                     1995                         1994
                                                                         ---------------------------   -------------------------
                                                                            SHARES         AMOUNT        SHARES        AMOUNT
                                                                         ------------   ------------   -----------   -----------
CLASS A
  Shares sold ........................................................      910,305       12,990,091      310,979    $ 4,916,203
  Shares issued to shareholders in reinvestment of distributions .....       26,761          375,618       57,814        900,802
                                                                         ----------     ------------   ----------    -----------
                                                                            937,066       13,365,709      368,793      5,817,005
  Less shares repurchased ............................................     (698,341)      (9,602,941)    (426,433)    (6,603,119)
                                                                         ----------     ------------   ----------    -----------
  Net increase (decrease) ............................................      238,725     $  3,762,768      (57,640)   $  (786,114)
                                                                         ==========     ============   ==========    ===========
CLASS B
  Shares sold ........................................................      985,367     $ 13,372,127      557,733    $ 8,893,162
  Shares issued to shareholders in reinvestment of distributions .....       24,145          334,553      117,910      1,843,490
                                                                         ----------     ------------   ----------    -----------
                                                                          1,009,512       13,706,680      675,643     10,736,652
  Less shares repurchased ............................................   (2,446,361)     (33,721,927)  (1,026,605)   (15,445,372)
                                                                         ----------     ------------   ----------    -----------
  Net decrease .......................................................   (1,436,849)    $(20,015,247)    (350,962)   $(4,708,720)
                                                                         ==========     ============   ==========    ===========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS YEAR. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED OCTOBER 31,
                                                                                  ---------------------------------------------
                                                                                    1995        1994        1993        1992(a)
                                                                                  -------      -------     -------      -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.....................................       $ 14.35      $ 16.91     $ 15.19      $ 15.31
                                                                                  -------      -------     -------      -------
  Net Investment Income....................................................          0.37         0.63        0.76**       0.72
  Net Realized and Unrealized Gain (Loss) on Investments, Financial
   Futures Contracts, Foreign Currency
    Transactions and Written Options....                                          (  1.17)     (  2.28)       1.76      (  0.21)
                                                                                  -------      -------     -------      -------
     Total from Investment Operations......................................       (  0.80)     (  1.65)       2.52         0.51
                                                                                  -------      -------     -------      -------

  Less Distributions:
  Dividends from Net Investment Income.....................................       (  0.35)     (  0.67)    (  0.80)     (  0.63)
  Distributions in excess of Net Realized Gains
    on Investments Sold, Written Options and
    Financial Futures Contracts............................................        -----         (0.24)     -----        -----
                                                                                  -------      -------     -------      -------
     Total Distributions...................................................       (  0.35)     (  0.91)    (  0.80)     (  0.63)
                                                                                  -------      -------     -------      -------
  Net Asset Value, End of Period...........................................       $ 13.20      $ 14.35     $ 16.91      $ 15.19
                                                                                  =======      =======     =======      =======
  Total Investment Return at Net Asset Value (c)...........................         (5.66%)     (10.10%)     17.10%        3.44%(b)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)................................       $18,300      $16,469     $20,385      $17,593
  Ratio of Expenses to Average Net Assets..................................         1.60%        1.53%       1.59%        1.68%*
  Ratio of Net Investment Income to Average Net Assets.....................         2.72%        4.02%       4.84%        5.49%*
  Portfolio Turnover Rate..................................................           55%         147%        118%         209%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURNS OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                          ------------------------------------------------
                                                                            1995      1994      1993       1992     1991
                                                                          -------    -------   -------    -------  -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................     $ 14.33    $ 16.89   $ 15.17    $ 15.13  $ 14.51
                                                                          -------    -------   -------    -------  -------
  Net Investment Income..............................................        0.25       0.53      0.69**     0.83     0.87+
  Net Realized and Unrealized Gain (Loss) on Investments, Financial
   Futures Contracts, Foreign Currency Transactions and
    Written Options..................................................     (  1.14)   (  2.28)     1.76       0.11     0.76
                                                                          -------    -------   -------    -------  -------
     Total from Investment Operations................................     (  0.89)   (  1.75)     2.45       0.94     1.63
                                                                          -------    -------   -------    -------  -------
  Less Distributions:
  Dividends from Net Investment Income...............................     (  0.26)   (  0.57)  (  0.73)   (  0.90) (  1.01)
  Distributions in excess of Net Realized
   Gain on Investments Sold, Written
   Options and Financial Futures Contracts...........................       -----    (  0.24)    -----      -----    -----
                                                                          -------    -------   -------    -------  -------
  Total Distributions................................................     (  0.26)   (  0.81)  (  0.73)   (  0.90) (  1.01)
                                                                          -------    -------   -------    -------  -------
  Net Asset Value, End of Period.....................................     $ 13.18    $ 14.33   $ 16.89     $15.17  $ 15.13
                                                                          =======    =======    =======   =======  =======
  Total Investment Return at Net Asset Value (c).....................     ( 6.32%)   (10.70%)   16.56%      6.42%   11.78%+

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)..........................     $16,919    $38,992   $51,872    $36,103  $56,928
  Ratio of Expenses to Average Net Assets............................       2.32%      2.18%     2.11%      1.63%    1.82%+
  Ratio of Net Investment Income to Average Net Assets...............       1.83%      3.41%     4.29%      5.56%    5.96%+
  Portfolio Turnover Rate............................................         55%       147%      118%       209%     134%

  * On an annualized basis.
 ** On average month end shares outstanding.
(a) Class A shares commenced operations on January 3, 1992.
(b) Not annualized.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  + Reflects expense limitations in effect during the year indicated (see Note
    B). As a result of such limitations, expenses of Class B shares for the year ended, October 31, 1991 reflect reductions of $0.01 per share. Absent of such reductions, for the year ended October 31, 1991, the ratio of expenses to average net assets would have been 1.91% and the ratio of net investment income to average net assets would have been 5.87%. Without the reimbursement, total investment return would be lower.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GOLD & GOVERNMENT FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN CATEGORIES:
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS, COMMON STOCKS, PREFERRED STOCKS AND SHORT-TERM INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                                           PAR VALUE
                                                                     INTEREST   MATURITY    (000'S       MARKET
ISSUER, DESCRIPTION                                                    RATE       DATE      OMITTED)      VALUE
-------------------                                                    ----       ----      -------       -----
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
GOVERNMENTAL--U.S. (46.00%)
  United States Treasury, Note...................................      9.375%   04-15-96     $3,000    $3,049,680
  United States Treasury, Note...................................      9.000    05-15-98      6,300     6,787,242
  United States Treasury, Bond...................................     13.125    05-15-01      2,000     2,681,240
  United States Treasury, Bond...................................     13.375    08-15-01      2,700     3,680,856
                                                                                                       ----------

                                                                   TOTAL U.S. GOVERNMENT
                                                                AND AGENCIES OBLIGATIONS
                                                                      (Cost $16,415,727)    (46.00)%   16,199,018
                                                                                            ------     ----------

                                                                                           NUMBER OF SHARES
                                                                                           ------ -- ------
COMMON STOCKS
GOLD AND MINING PRODUCTS (39.62%)
  Battle Mountain Gold Co.........................................                    55,000              419,375
  Hecla Mining Co.**..............................................                   200,000            1,475,000
  Hemlo Gold Mines, Inc. (Canada).................................                    50,000              412,500
  Kinross Gold Corp. (Canada)**...................................                   500,000            3,625,000
  Newmont Gold Co.................................................                    35,000*           1,260,000
  Pan American Silver Corp. (Canada)**............................                   100,000*             662,500
  Placer Dome, Inc. (Canada) .....................................                    32,000              700,000
  Prime Resource Group Inc. (Canada)**............................                   281,800            2,042,740
  Santa Fe Pacific Gold Corp......................................                   100,000              987,500
  Stillwater Mining Co.**.........................................                   100,000*           1,687,500
  TVX Gold, Inc. (Canada)**.......................................                   105,000              682,500
                                                                                                       ----------
                                               TOTAL COMMON STOCKS
                                               (Cost $ 12,705,916)                    (39.62)%         13,954,615
                                                                                     -------           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund

ISSUER, DESCRIPTION                                                                               NUMBER OF SHARES  MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
GOLD AND MINING PRODUCTS (7.16%)

  Freeport-McMoRan Copper & Gold, Inc., Ser SILV**..........................................           120,000       $2,520,000
                                                                                                                     ----------
                                                                      TOTAL PREFERRED STOCKS
                                                                          (Cost $ 2,521,200)            (7.16%)       2,520,000
                                                                                                        ------       ----------

                                                                                                      PAR VALUE
                                                                         INTEREST     MATURITY         (000'S
                                                                           RATE         DATE           OMITTED)
                                                                           ----         ----           --------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.95%)
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets Inc.--
   Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond, 8.75%
   Due 05-15-17, U.S. Treasury Note, 5.750%
   Due 09-30-97) Note A............................................       5.890%      11-01-95         $  334           334,000
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%..............................................                                                         745
                                                                                                                    -----------

                                                                  TOTAL SHORT-TERM INVESTMENTS         (00.95)%         334,745
                                                                                                        ------      -----------
                                                                             TOTAL INVESTMENTS         (93.73)%     $33,008,378
                                                                                                        ======      ===========


 * Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
** Non-income producing security.



The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.





                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end investment management company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Gold & Government Fund (the "Fund"), John Hancock Regional Bank Fund, John Hancock Sovereign U.S. Government Income Fund, John Hancock Sovereign Achievers Fund and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

   The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $11,789,591 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows:
October 31, 2002 -- $8,066,420, and October 31, 2003 -- $3,723,171

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously. EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund


equitable, taking into consideration, among other things the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1995, there were no open position in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund

Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended October 31, 1995.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received on sales of Class A shares amounted to $3,733. Out of this amount, $557 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,128 was paid as sales commissions to unrelated broker-dealers and $2,048 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges paid to JH Funds amounted to $66,652.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not exceed 0.30% of Class A

                       NOTES TO FINANCIAL STATEMENTS
                John Hancock Funds - Gold & Government Fund


average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.95% effective August 1, 1995 and decreased to 0.90% effective October 1, 1995.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid a monthly transfer agent fee equivalent, on an annual basis, to 0.23% and 0.25% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Investor Services on behalf of the Fund.

   For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $34,231 for Class A and $70,396 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $4,466,153 and $17,809,838, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $19,566,429 and $17,879,328, respectively, during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal Income Tax purposes was $32,438,784. Gross unrealized appreciation and depreciation of investments aggregated $2,191,951 and $1,623,102, respectively, resulting in net unrealized appreciation of $568,849.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified $1,590 from accumulated net realized loss on investments sold to undistributed net investment income. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                  John Hancock Funds - Gold & Government Fund



REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders of John Hancock Gold & Government Fund and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Gold & Government Fund (the "Fund") (formerly known as John Hancock Freedom Gold & Government Fund) (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1995.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

   For the fiscal year ending October 31, 1995, 15.95% of the ordinary income distributions qualify for the dividends received deduction.